Exhibit 10.16

SUBLEASE AGREEMENT

This SUBLEASE AGREEMENT (“Sublease”) is made this 24th day of August, 2020 (“Effective Date”) by and between Cardiff Oncology, Inc., a Delaware corporation (“Sublandlord”, as successor-by-merger to Xenomics, Inc.), and eFFECTOR Therapeutics, Inc, a Delaware corporation (“Subtenant”), with reference to the facts set forth in the Recitals below.

RECITALS

A. BMR-COAST 9 LP, a Delaware limited partnership (“Master Landlord”, as successor-in-interest to JBC Sorrento West, LLC), as Landlord, and Sublandlord, as Tenant, entered into that certain Standard Industrial Net Lease dated October 28, 2009 (as amended and restated from time to time, the “Master Lease”), for the leasing of, approximately 8,252 rentable square feet of space in the building located at 11120 Roselle St. San Diego, CA 92121 (“Building”) and approximately 17,844 rentable square feet of space in the building located at 11055 Flintkote Ave., San Diego, CA 92121 (collectively, the “Master Premises”), on all of the terms and conditions of the Master Lease. A copy of the Master Lease is attached to this Sublease as Exhibit A and is made a part of this Sublease.

B. Sublandlord and Subtenant desire to enter into a sublease for a portion of the Master Premises consisting of approximately 3,501 rentable square feet of space in the Building known as Suite A (“Sublease Premises”), on the terms and conditions set forth below. The Sublease Premises are depicted on the attached Exhibit B.

C. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Master Lease.

NOW, THEREFORE, in consideration of the facts set forth in the Recitals above, the mutual covenants contained below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Sublease Premises. Sublandlord subleases to Subtenant and Subtenant subleases from Sublandlord the Sublease Premises on all of the terms and conditions set forth below.

2. Sublease Term. Subject to and upon the terms and conditions set forth, the term of this Sublease shall be approximately fourteen (14) months (“Sublease Term”) beginning on October 30, 2020 (“Sublease Commencement Date”) and expiring on December 31, 2021 (“Sublease Expiration Date”). Sublandlord shall use commercially reasonable efforts to tender possession of the Sublease Premises to Subtenant by October 30, 2020.

3. Use.

a. Permitted Uses. The Sublease Premises shall be used and occupied by Subtenant for general office use and uses ancillary thereto and for no other purpose subject to and otherwise in accordance with the terms and conditions of the Master Lease. Provided that Subtenant complies with all of the security rules and regulations applicable to the Building, Subtenant shall have access to the Sublease Premises on a twenty-four (24) hour, seven (7) day per week basis.

b. Identification Signage. Subtenant shall have the right to install, subject to Master Landlord’s and Sublandlord’s prior approval, and at Subtenant’s sole cost and expense, Building-standard identification signage at the entrance to the Sublease Premises and building directory signage on the terms and conditions of Section 11.5 of the Master Lease. Subtenant shall be responsible for removing any and all such signage prior to the Sublease Expiration Date.

4. Rent.

a. Base Rent. Beginning on the Sublease Commencement Date, and continuing through and until the Sublease Expiration Date, Subtenant shall pay to Sublandlord monthly installments of Base Rent pursuant to the following schedule (“Base Rent”):

Months of Sublease Term	Base Rent per Rentable Square Foot*	Monthly Base Rent*	Annual Base Rent*
October 30, 2020 – December 31, 2021	$2.67	$9,347.67	$112,1742.04

*Notwithstanding anything contained in this Sublease to the contrary, provided Subtenant is not in default of its obligations under the Sublease beyond notice and cure periods, Subtenant shall not be charged Base Rent for the first two months of the Sublease Term, i.e., October 30, 2020 through December 31, 2020.

b. Additional Rent. In addition. Subtenant shall pay all items of Additional Rent defined in the Master Lease with respect to the Sublease Premises, including, without limitation, the Operating Costs (Article 6), Real Property Taxes (Article 8), Insurance Costs (Article 9) and Utilities (Article 10). The first monthly installment of Base Rent shall be paid by Subtenant upon the Sublease Commencement Date. Base Rent and Additional Rent (including, without limitation, late fees) shall be collectively referred to as “Rent.” If the Sublease Commencement Date is not the first (1st) day of a month, a prorated installment of Base Rent and Additional Rent based on a thirty (30) day month shall be paid for the fractional month during which the Sublease Term commenced or terminated. In addition, Subtenant shall reimburse Sublandlord for 50% of all of the out-of-pocket costs assessed by Master Landlord in connection with this Sublease, payable within thirty (30) days of Subtenant’s receipt of an invoice therefor.

c. Payment of Rent. Rent shall be payable in lawful money without demand, and without offset, counterclaim, or setoff in monthly installments, in advance, on the first day of each month throughout the Sublease Term. All Rent shall be paid via personal delivery, U.S. Mail or overnight courier service to Sublandlord at its office at the address set forth in Section 9 below, or at such other place or to such agent and at such place as Sublandlord may designate by notice to Subtenant. Subtenant shall pay to Sublandlord an administrative charge equal to five percent (5%) of any past-due installment of Rent. Subtenant shall also pay interest and other charges on all Rent, if not paid by the date due, pursuant to Section 22.4 of the Master Lease.

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d. Security Deposit. Concurrently with the execution and delivery of this Sublease, Subtenant shall pay to Sublandlord the sum of $10,000.00 (“Security Deposit”), which shall be held by Sublandlord in accordance with the terms and conditions of Section 5 of the Master Lease.

5. Master Lease.

a. Incorporation of Terms. This Sublease is subject and subordinate to the Master Lease. Subject to the modifications set forth in this Sublease, the terms of the Master Lease are incorporated herein by this reference, and shall, as between Sublandlord and Subtenant (as if they were Landlord and Tenant, respectively, under the Master Lease) constitute the terms of this Sublease except to the extent that they are inapplicable to, inconsistent with, or modified by, the terms of this Sublease. Subtenant shall perform all duties hereunder at least two (2) business days prior to the expiration of the periods for performance set forth in Section 21 of the Master Lease. All capitalized terms used in this Sublease shall have the same meaning as such terms have in the Master Lease, unless otherwise defined in this Sublease. In the event of any inconsistencies between the terms and provisions of the Master Lease and the terms and provisions of this Sublease, the terms and provisions of this Sublease shall control as between Subtenant and Sublandlord. Subtenant acknowledges that it has reviewed the Master Lease and is familiar with the terms and conditions thereof.

b. Modifications. For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:

(i) In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Master Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Master Landlord.

(ii) In all provisions of the Master Lease requiring Sublandlord to submit, exhibit to, supply or provide Master Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Master Landlord and Sublandlord. In any such instance, Sublandlord shall determine, as to Sublandlord and Subtenant, if such evidence, certificate or other matter or thing shall be satisfactory.

(iii) References in the Master Lease to work, repairs or restorations to be performed or services, utilities or maintenance to be supplied by “Landlord” shall continue to mean and provide that such work, repairs or restorations shall be performed and services, utilities or maintenance provided by Master Landlord (and not by Sublandlord) pursuant to the terms, covenants and conditions of the Master Lease, as applicable to the Subleased Premises.

(iv) Sublandlord shall have no obligation to restore or rebuild any portion of the Sublease Premises after any destruction or taking by eminent domain.

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c. Exclusions. Notwithstanding the foregoing, the following articles, sections and exhibits of the Master Lease are specifically excluded from incorporation herein: Section 14.8 of the Master Lease, Section 4 (Tenant Improvements) and Section 5 (Landlord Work) of that certain Third Amendment to Standard Industrial Net Lease between Sublandlord and Master Landlord entered into as of October 22, 2012; Section 4 (Option to Extend Lease Term) of that certain Fifth Amendment to Standard Net Lease between Sublandlord and Master Landlord entered into as of May 14thlt, 2014; Section 7 (Payment of Additional Rent) and Section 8 (Right of First Refusal) of that certain Sixth Amendment to Standard Industrial Net Lease between Sublandlord and Master Landlord entered into as of June 11th, 2015; Sections 2.3 (Tenant Improvements) and Section 2.8 (11120A Expansion Premises Minimum Monthly Rent Abatement) of that certain Seventh Amendment to Standard Industrial Net Lease between Sublandlord and Master Landlord entered into as of April 4th, 2016. Without limiting the generality of the foregoing, Subtenant acknowledges and agrees that (i) Subtenant shall not have any right to assign this Sublease or to sublet the Sublease Premises or a portion thereof; (ii) Subtenant shall have no right to extend the term of this Sublease or to require Sublandlord to extend the term of the Master Lease; (iii) Subject to Section 2(b) hereof, Subtenant shall not have any rights to lease additional space leased by Sublandlord under the Master Lease; (iv) Subtenant shall not have any right to re-key the Sublease Premises; (v) Subtenant shall be responsible as “Tenant” the under Section 10 (Repair and Maintenance) solely with respect to the Sublease Premises; and (vi) Subtenant shall not remove, damage or impair the satellite dish installed by ZTelco, the wireless point to point system antennae (Ruckus wireless system 7731, using Channel 63), nor any of the cables and wires connected thereto.

6. Subtenant’s Obligations. Subtenant covenants and agrees that all obligations of Sublandlord under the Master Lease shall be performed by Subtenant with respect to the Sublease Premises, except as otherwise provided by this Sublease, and Subtenant’s obligations shall run to Sublandlord and Master Landlord. Subtenant agrees to defend, indemnify and hold Sublandlord harmless, from and against any and all claims, damages, losses, liabilities and expenses (including reasonable attorneys’ fees) incurred as a result of the non-performance, non-observance or non-payment of any of Sublandlord’s obligations under the Master Lease which, as a result of this Sublease, become an obligation of Subtenant. If Subtenant makes any payment to Sublandlord pursuant to this indemnity, Subtenant shall be subrogated to the rights of Sublandlord concerning such payment. Subtenant shall not do or permit any act or thing which is, or with notice or the passage of time would be, a default under this Sublease or the Master Lease.

7. Sublandlord’s Obligations. Sublandlord agrees that Subtenant shall be entitled to receive all structural repairs to the Building to be provided by Master Landlord to Sublandlord under the Master Lease. Notwithstanding the foregoing, however, any condition resulting from a default by Master Landlord shall not constitute an eviction, actual or constructive, of Subtenant under this Sublease, and no such default shall excuse Subtenant from the performance or observance of any of its obligations to be performed or observed under this Sublease, or entitle Subtenant to receive any reduction in or abatement of Rent under this Sublease. Subtenant hereby waives any cause of action and any right to bring any action against Sublandlord by reason of any act or omission of Master Landlord under the Master Lease. Sublandlord covenants and agrees with Subtenant that Sublandlord shall (a) pay all Base Rent and Additional Rent payable by Sublandlord pursuant to the Master Lease and (b) perform all agreements in the Master Lease on its part to be performed to the extent that failure to perform the same would adversely affect Subtenant’s use or occupancy of the Sublease Premises.

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8. Default. In the event that Subtenant shall be in default of any covenant of, or shall fail to honor any obligation under this Sublease, Sublandlord shall have available to it against Subtenant all of the remedies available (a) to Master Landlord under the Master Lease in the event of a similar default on the part of Sublandlord thereunder, or (b) at law or equity.

9. Quiet Enjoyment. Provided that Subtenant pays all of the Rent due and performs all of Subtenant’s other obligations provided by this Sublease, Sublandlord shall do nothing to adversely affect Subtenant’s right to peaceably and quietly have, hold and enjoy the Sublease Premises.

10. Notices. Subtenant agrees to comply with and remedy any default in this Sublease or the Master Lease which is Subtenant’s obligation to cure, within the period allowed to Sublandlord under the Master Lease. Sublandlord agrees to promptly forward to Subtenant, a copy of each notice of default received by Sublandlord in its capacity as Tenant under the Master Lease. Subtenant agrees to forward to Sublandlord, promptly upon receipt thereof, copies of any notices received by Subtenant from Master Landlord or from any governmental or quasi-governmental authorities. All notices, demands and requests shall be in writing and shall be sent either by personal delivery, registered or certified U.S. Mail (return receipt requested, postage prepaid) or by reputable overnight courier service (e.g., Federal Express), to the address of the appropriate party. Any such notice shall be deemed given (i) at the time same is personally delivered to the other party, if personally delivered, (ii) three (3) business days after mailing, if by mail as provided herein, or (iii) one (1) business day after deposit, if by recognized overnight courier service.

Notices to Sublandlord shall be sent

to: Cardiff Oncology, Inc.

11055 Flintkote Ave.

San Diego, CA 92121

Attn: Mark Erlander, CEO

Notices to Subtenant shall be sent to:

eFFECTOR Therapeutics,

Inc.

___11180 Roselle Street_________

___San Diego, CA 92121________

Attn: __Alana McNulty_________

11. Brokers. Sublandlord and Subtenant represent and warrant to each other that no brokers were involved in connection with the negotiation or consummation of this Sublease. Each party agrees to indemnify the other, and hold it harmless, from and against any and all claims, damages, losses, liabilities and expenses (including reasonable attorneys’ fees) incurred by the indemnified party as a result of a breach of this representation and warranty by the other party.

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12. Condition of Premises. Subtenant acknowledges that it is subleasing the Sublease Premises on an “as-is” basis, and that Sublandlord is not making any representation or warranty concerning the condition of the Sublease Premises except as expressly provided herein. Sublandlord is not obligated to perform any work to prepare the Sublease Premises for Subtenant’s occupancy. Subtenant acknowledges that it is not authorized to construct any alterations, modifications or improvements in, on or within the Sublease Premises without Sublandlord’s and Master Landlord’s prior written consent, and that it shall deliver the Sublease Premises to Sublandlord on the Sublease Expiration Date in the condition existing as of the Sublease Commencement Date, reasonable wear and tear excepted, with all of Subtenant’s personal property and equipment, removed therefrom.

13. Consent of Master Landlord. Section 18.1 of the Master Lease requires Sublandlord to obtain the written consent of Master Landlord with respect to this Sublease. The effectiveness of this Sublease shall be conditioned upon Sublandlord’s receipt of such written consent, a copy of which shall be delivered to Subtenant concurrently with the execution and delivery of this Sublease by Sublandlord. Notwithstanding anything to the contrary in this Sublease, in the event that Master Landlord’s consent is not obtained prior to the scheduled Sublease Commencement Date, this Sublease shall not be void or voidable, nor shall Sublandlord be liable to Subtenant for any loss or damage resulting therefrom. In such event, the Sublease Commencement Date shall be delayed until the date on which the Master Landlord’s consent is received by Sublandlord. Notwithstanding anything to the contrary contained herein, if such consent is not obtained on or before the date that is sixty (60) days after the Effective Date, Subtenant may terminate this Sublease and all amounts paid by Subtenant to Sublandlord shall promptly be returned.

14. Termination of Master Lease. If for any reason the term of the Master Lease shall terminate prior to the Sublease Expiration Date, this Sublease shall automatically be terminated and Sublandlord shall not be liable to Subtenant by reason thereof unless such termination shall have been caused by the default of Sublandlord under the Master Lease, and such Sublandlord default was not caused by a Subtenant default hereunder. Sublandlord shall use commercially reasonable efforts to provide notice to Subtenant prior to any termination of the Master Lease of which Sublandlord receives written notice.

15. Insurance; Release and Waiver of Subrogation. Subtenant shall, at its cost and expense, maintain throughout the Sublease Term the insurance coverage required with respect to the Sublease Premises pursuant to Section 9 of the Master Lease. Each of Subtenant’s policies shall designate Sublandlord and BMR Coast 9 LP, BRE Edison Parent L.P., and BioMed Realty, L.P. as additional insureds. Sublandlord and Subtenant each release the other and the other’s partners, affiliates, agents and employees from liability or responsibility for any loss or damage to the extent resulting from any cause or hazard with respect to which insurance is required to be carried by this Sublease and the Master Lease and from any damage resulting from any loss of the use of any property. This release shall apply between the parties and shall apply to any claims under or through either of the parties as a result of any asserted right of subrogation. The policies of insurance required to be carried by Sublandlord and Subtenant by this Sublease and by the Master Lease shall each include a clause or endorsement waiving the insurer’s rights of subrogation against Subtenant and Sublandlord, respectively.

16. Limitation of Estate. Subtenant’s estate shall in all respects be limited to, and be construed in a manner consistent with, the leasehold estate granted to Sublandlord by Master Landlord. Subtenant shall stand in the place of Sublandlord and shall defend, indemnify and hold Sublandlord harmless with respect to all covenants, warranties, obligations, and payments made

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by Sublandlord under or required of Sublandlord by the Master Lease with respect to the Sublease Premises. In the event that Sublandlord is prevented from performing any of its obligations under this Sublease by a breach by Master Landlord of a term of the Master Lease, then Sublandlord’s sole obligation in regard to its obligation under this Sublease shall be to use reasonable efforts in diligently pursuing the correction or cure by Master Landlord of Master Landlord’s breach.

17. Entire Agreement. It is understood and acknowledged that there are no oral agreements between Sublandlord and Subtenant affecting this Sublease and this Sublease supersedes and cancels any and all previous negotiations, agreements and understandings, if any, between Sublandlord and Subtenant, and any such previous negotiations, agreements and understandings shall not be used to interpret or construe this Sublease. This Sublease and the attached exhibits contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Sublease Premises and shall be considered to be the only agreements between Sublandlord and Subtenant. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Sublease. None of the terms, covenants, conditions or provisions of this Sublease shall be modified, deleted or added to except in writing signed by both Sublandlord and Subtenant.

18. Certain Master Lease Definitions. Any reference to “Landlord” in any provision of the Master Lease incorporated herein by reference shall mean, where the context reasonably allows, “Sublandlord” as defined in this Sublease. Any reference to “Tenant” in any provision of the Master Lease incorporated herein by reference shall mean, where the context reasonably allows, “Subtenant” as defined in this Sublease. Any reference to “Premises” in any provision of the Master Lease incorporated herein by reference shall mean, where the context reasonably allows, “Sublease Premises” as defined in this Sublease. Any reference to “this Lease” in any provision of the Master Lease incorporated herein by reference shall mean this Sublease and not the Master Lease. Any reference to “Tenant’s Percentage” shall mean 34.53% of 11120 Roselle Street. Any reference to “Security Deposit” in the Master Lease shall mean the “Security Deposit” as defined in this Sublease. Any reference to “Tenant’s Parking Spaces” shall mean 10 parking spaces. Any reference to “Minimum Monthly Rent” in the Master Lease shall mean the “Base Rent” as defined in this Sublease.

19. Assignment or Sublease. Notwithstanding any provisions of the Master Lease to the contrary, (a) Subtenant shall not assign, mortgage, pledge, hypothecate, or otherwise encumber this Sublease, or any interest herein or any right or privilege appurtenant thereto, without the express prior written consent of Sublandlord (which shall be in Sublandlord’s sole discretion) or Landlord if required under the Master Lease, and (b) Subtenant may not sublet all or any portion of the Sublease Premises without the prior written consent of Sublandlord (which shall be in Sublandlord’s sole discretion). Subtenant shall not be relieved of any of its obligations hereunder by reason of any sublease of all or part of the Sublease Premises. Any assignment or sublease made in violation of this paragraph shall be void.

20. Counterparts. This Sublease may be executed in counterparts each of which shall be deemed an original and all of which, when taken together, shall constitute one (1) original. The parties hereby acknowledge and agree that electronic signatures, facsimile signatures or signatures transmitted by electronic mail in so-called “pdf” format or via DocuSign or other similar reputable

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nationally recognized electronic signature service shall be legal and binding and shall have the same full force and effect as if an original of this Sublease had been delivered. Sublandlord and Subtenant (i) intend to be bound by the signatures (whether original, faxed or electronic) on any document sent by facsimile or electronic mail, (ii) are aware that the other party will rely on such signatures, and (iii) hereby waive any defenses to the enforcement of the terms of this Sublease based on the foregoing forms of signature.

[signatures on following page]

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IN WITNESS WHEREOF, the parties have entered into this Sublease as of the Effective Date.

SUBLANDLORD:		SUBTENANT:

Cardiff Oncology, Inc., a Delaware corporation		eFFECTOR Therapeutics, Inc, a Delaware corporation

By:	/s/ Mark Erlander	By:	/s/ Alana McNulty
Name: Mark Erlander		Name: Alana McNulty
Title: CEO		Title: CFO and CBO

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EXHIBIT A

COPY OF MASTER LEASE

[Attached]

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STANDARD INDUSTRIAL NET LEASE

CENTER NAME:

SORRENTO WEST LIFE SCIENCE PARK

LANDLORD:

JBC SORRENTO WEST, LLC,

A CALIFORNIA LIMITED LIABILITY COMPANY

TENANT:

XENOMICS, INC.,

A FLORIDA CORPORATION

STANDARD INDUSTRIAL NET LEASE

TABLE OF CONTENTS

1.	BASIC LEASE TERMS		1

	1.1	Address for Notice	1
	1.2	Description of Premises	1
	1.3	Commencement Date	1
	1.4	Lease Term	1
	1.5	Minimum Monthly Rent	1
	1.6	Security Deposit	1
	1.7	Tenant’s Percentage	1
	1.8	Permitted Use	1
	1.9	Tenant’s Guarantor	1
	1.10	Tenant’s Parking Spaces	1
	1.11	Landlord’s Broker	2
	1.12	Tenant’s Broker	2
	1.13	Additional Provisions	2
	1.14	Exhibits	2

2.	LEASE OF PREMISES		2

3.	LEASE TERM		2

	3.1	Commencement	2
	3.2	Delay In Commencement	2
	3.3	Early Occupancy	2

4.	RENT		2

	4.1	Minimum Monthly Rent	2
	4.2	Lease Year	3
	4.3	Additional Rent	3
	4.4	Impounds	3
	4.5	Payment by EFT or ACH	3

5.	SECURITY DEPOSIT		3

6.	OPERATING COSTS		4

	6.1	Payment of Operating Costs by Tenant	4
	6.2	Tenant’s Share	4
	6.3	Operating Costs	4
	6.4	Common Facilities	4

7.	MAINTENANCE AND REPAIRS		5

	7.1	Tenant’s Obligations	5
	7.2	Landlord’s Obligations	5
	7.3	Performance By Landlord	5

8.	REAL PROPERTY TAXES		6

	8.1	Payment of Real Property Taxes by Tenant	6
	8.2	Real Property Taxes Defined	6
	8.3	Personal Property Taxes	6

9.	INSURANCE		6
	9.1	Landlord’s Insurance	6
	9.2	Tenant’s Insurance	7
	9.3	Payment of Insurance Costs	8
	9.4	Waiver of Subrogation	8
	9.5	Tenant’s Use Not to Increase Premium	8

10.	UTILITIES		9

11.	USE		9

	11.1	Permitted Use	9
	11.2	Compliance with Legal Requirements	9
	11.3	Waste, Quiet Conduct	9
	11.4	Rules and Regulations	9
	11.5	Signs	9
	11.6	Parking	10
	11.7	Entry by Landlord	10

12.	ACCEPTANCE OF PREMISES; NONLIABILITY OF

	LANDLORD; DISCLAIMER		10

	12.1	Acceptance of Premises	10
	12.2	Landlord’s Exemption From Liability	11
	12.3	No Warranties or Representations	11
	12.4	Keys	12

13.	INDEMNIFICATION		12

14.	HAZARDOUS MATERIALS		12

	14.1	Definitions	12
	14.2	Use of Hazardous Materials	13
	14.3	Compliance With Laws; Handling Hazardous Materials 13
	14.4	Notice; Reporting; Notice Under Health and Safety Code Section 25359.7	13
	14.5	Indemnity	14
	14.6	Entry and Inspection; Cure	14
	14.7	Termination; Expiration	14
	14.8	Exit Assessment	14
	14.9	Event of Default	15

15.	ALTERATIONS; LIENS		15

	15.1	Alterations by Tenant	15
	15.2	Permits and Governmental Requirements	15
	15.3	Liens	16
	15.4	Remodel	16

16.	DAMAGE AND DESTRUCTION		16

	16.1	Partial Damage	16
	16.2	Total Destruction	16
	16.3	Partial Destruction of Center or Building	16
	16.4	Insurance Deductible	16
	16.5	Damage Near End of Term	17
	16.6	Landlord’s Termination Notice; Effective Date; Relocation 17
	16.7	Rent Abatement	17
	16.8	Tenant’s Obligations	17
	16.9	Waiver of Inconsistent Statutes	17

17.	CONDEMNATION		17

	17.1	Effect on Lease	17
	17.2	Condemnation Award	18
	17.3	Waiver of Inconsistent Statutes	18

18.	ASSIGNMENT AND SUBLETTING		18

	18.1	Landlord’s Consent Required	18
	18.2	Landlord’s Election	18
	18.3	Costs; Transfer Fee	19
	18.4	Assumption; No Release of Tenant	19
	18.5	No Merger	19
	18.6	Reasonable Restriction	19

19.	SUBORDINATION; ATTORNMENT; ESTOPPEL
	CERTIFICATE		20

	19.1	Subordination	20
	19.2	Attornment	20
	19.3	Estoppel Certificates	20

20.	SURRENDER OF PREMISES		20

	20.1	Condition of Premises	20
	20.2	Removal of Certain Alterations, Fixtures and Equipment Prohibited 21
	20.3	Holding Over	21

21.	DEFAULT BY TENANT		21

22.	REMEDIES		22

	22.1	Termination of Lease	22
	22.2	Continuation of Lease	23
	22.3	Performance By Landlord	23
	22.4	Late Charge; Interest on Overdue Payments 23
	22.5	Landlord’s Right to Require Advance Payment of Rent; Cashier’s Checks	24

23.	DEFAULT BY LANDLORD		24

	23.1	Notice to Landlord	24
	23.2	Notice to Mortgagees	24
	23.3	Limitations on Remedies Against Landlord	24

24.	GENERAL PROVISIONS		25

	24.1	Action or Defense by Tenant	25
	24.2	Arbitration and Mediation; Waiver of Jury Trial	25
	24.3	Attorneys’ Fees	25
	24.4	Authority of Tenant	25
	24.5	Binding Effect; Parties Benefited	26
	24.6	Brokers	26
	24.7	Construction	26
	24.8	Counterparts	26
	24.9	Covenants and Conditions	26
	24.10	Entire Agreement	26
	24.11	Exhibits	26
	24.12	Financial Statements	26
	24.13	Force Majeure	27
	24.14	Governing Law	27
	24.15	Joint and Several Liability	27
	24.16	Modification	27
	24.17	Modification for Lender	27
	24.18	Nondiscrimination	27
	24.19	Notice	27
	24.20	Partial Invalidity	27
	24.21	Quiet Enjoyment	28
	24.22	Recording; Non-Disclosure	28
	24.23	Relationship of the Parties	28
	24.24	Relocation of Tenant	28
	24.25	Time of the Essence	28
	24.26	Transfer of Landlord’s Interest	28
	24.27	Waiver	28
	24.28	OFAC Certification	28

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STANDARD INDUSTRIAL NET LEASE

This STANDARD INDUSTRIAL NET LEASE (“Lease”), dated for reference purposes only OCTOBER 28, 2009, is entered into by JRC SORRENTO WEST, LLC, a California limited liability company (“Landlord”), and XENOMICS, INC., a Florida corporation (“Tenant”).

1. BASIC LEASE TERMS

The basic terms of the Lease set forth in this Article 1 shall be read in conjunction with the other Articles of this Lease, which define and explain the basic terms.

1.1 Address for Notice (see Section 24.19):

Landlord:	11750 Sorrento Valley Road, Suite 209 San Diego, California 92121 Attention: Sorrento Square Property Management
Tenant:	At the Premises, or Address for Tenant prior to occupancy at the Premises: 420 Lexington Avenue, Suite 1701 New York, NY 10170 Attention: Bruce Huebner, President & CEO

1.2 Description of Premises:

Center Name:	Sorrento West Life Science Park
Address:	11055 Flintkote Avenue San Diego, CA 92121
Suite/Unit:	B & C
Approximate Rentable Square Footage (see Exhibit “A”): 5,280

1.3 Commencement Date: January 1, 2010 (the “Commencement Date”).

1.4 Lease Term (see Article 3): Approximately three (3) years and two (2) months, beginning on the Commencement Date and ending on February 28, 2013 (the “Expiration Date”).

1.5 Minimum Monthly Rent: $9,768.00 per month for the first Lease Year, as provided in Article 4. The Minimum Monthly Rent shall be increased according to the following schedule:

01/01/2010 – 02/28/2010:	$-0-
03/01/2010 – 02/28/2011:	$9,768.00 per month
03/01/2011 – 02/29/2012:	$10,824.00 per month
03/01/2012 – 02/28/2013:	$11,352.00 per month

1.6 Security Deposit: $65,472.00 (see Article 5).

1.7 Tenant’s Percentage (see Article 6): 3.22%.

1.8 Permitted Use (see Article 11): General office and laboratory uses associated with a biotechnology company, to include, but not be limited to, diagnostic product manufacturing, and for no other use.

1.9 Tenant’s Guarantor (If none, so state): None.

1.10 Tenant’s Parking Spaces (Unassigned) (see Section 11.6): Fifteen (15).

1.11 Landlord’s Broker (If none, so state): Asset Management Group.

1.12 Tenant’s Broker (If none, so state): Colliers International.

1.13 Additional Provisions: The following additional provisions are attached to and made a part of this Lease (if none, so state): Addendum to Standard Industrial Net Lease.

1.14 Exhibits: The following Exhibits are attached to and made a part of this Lease:

Exhibit “A” – Description of Premises

Exhibit “B” – Rules and Regulations

Exhibit “C” – Sign Criteria

Exhibit “D” – Tenant Improvements

2. LEASE OF PREMISES

Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises (the “Premises”) described in Section 1.2, which Premises are indicated on the site/floor plan attached as Exhibit “A”. The Premises are part of the office or industrial center identified in Section 1.2 (the “Center”). The approximate Rentable Square Footage identified in Section 1.2 is a measurement of the leaseable floor area of the Premises, as determined by Landlord and applied on a consistent basis throughout the Center. As used herein, the term “Building” means the building of which the Premises are a part; if the Premises encompass the entire Building, then the terms “Premises” and “Building” shall have the same meanings.

3. LEASE TERM

3.1 Commencement. The term of this Lease (the “Lease Term”) shall commence on the Commencement Date stated in Section 1.3 and shall continue for the period stated in Section 1.4, unless sooner terminated pursuant to any provision of this Lease.

3.2 Delay In Commencement. If Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date specified in Section 1.3 for any reason, Landlord shall not be subject to any liability therefor. Such nondelivery shall not affect the validity of this Lease nor the obligations of Tenant hereunder. However: (a) Tenant shall not be obligated to pay rent until possession of the Premises is delivered to Tenant, (b) if possession of the Premises is not delivered to Tenant within thirty (30) days of the Commencement Date, the last day of the Lease Term shall be extended by the total number of days that possession is so delayed, plus the minimum number of additional days necessary to make the Expiration Date the last day of a calendar month, and (c) if Landlord has not delivered possession of the Premises within ninety (90) days after the Commencement Date, Tenant may elect to terminate this Lease by delivering written notice to Landlord within ten (10) days thereafter, in which event the parties shall be discharged from all further obligations hereunder.

3.3 Early Occupancy. If Tenant occupies the Premises prior to the Commencement Date, such occupancy shall be subject to all provisions of this Lease, except that Tenant shall not be required to pay Minimum Monthly Rent or Operating Costs during such early occupancy. Such occupancy shall not advance the Expiration Date.

4. RENT

4.1 Minimum Monthly Rent. Tenant shall pay minimum monthly rent (“Minimum Monthly Rent”) in the initial amount stated in Section 1.5. The Minimum Monthly Rent shall be increased as set forth in Section 1.5 and/or elsewhere in this Lease. Tenant shall pay the Minimum Monthly Rent on or before the first day of each calendar month, in advance, at the office of Landlord or at such other place designated by Landlord, without deduction, offset or prior demand. If the Commencement Date is not the first day of a calendar month, the rent for the partial month at the beginning of the Lease Term shall be prorated on a per diem basis and shall be due on the first day of such partial month. Upon execution of this Lease, and before the Commencement Date, Tenant shall pay to Landlord the aggregate of the first month’s Minimum Monthly Rent, the first month’s Monthly Impound Payment (see Section 4.4), and the Security Deposit (see Section 5).

4.2 Lease Year. As used in this Lease, the term “Lease Year” means (i) the first period of twelve (12) full calendar months following the Commencement Date (including, if the Commencement Date is not the first day of a calendar month, the period between the Commencement Date and the next first day of the month), (ii) each period of twelve (12) full calendar months thereafter, and (iii) any remaining period at the end of the Lease Term of less than twelve (12) full calendar months.

4.3 Additional Rent. All charges payable by Tenant for Operating Costs (Article 6), Maintenance and Repairs (Article 7), Real Property Taxes (Article 8), Insurance Costs (Article 9), and Utilities (Article 10) are hereinafter referred to herein as “Additional Rent.” All Minimum Monthly Rent, Additional Rent, and all other charges and monetary amounts due Landlord from Tenant under this Lease or otherwise shall constitute “rent.” Unless this Lease provides otherwise, all Additional Rent shall be paid by Tenant, without limitation or offset, within fifteen (15) days after Tenant’s receipt of a statement from Landlord. If any Minimum Monthly Rent is abated or waived pursuant to another specific term of this Lease or in any separate agreement, it is understood that such abatement or waiver shall apply only to the Minimum Monthly Rent, and Tenant shall be obligated to pay all Additional Rent and other charges (including the applicable impounds thereof) during such periods of abatement or waiver of Minimum Monthly Rent.

4.4 Impounds. Landlord shall have the right, but not the obligation, to collect and impound, in advance, any or all components of Additional Rent based upon Landlord’s reasonable estimate of Tenant’s future liability for such amounts under this Lease. Landlord shall initially establish the monthly amount of such impound (“Monthly Impound Payments”), based upon its estimate of one-twelfth of Tenant’s annual liability therefor. Landlord shall have the right at any time to adjust the amount of the Monthly Impound Payment upon thirty (30) days advance notice given to Tenant The Monthly Impound Payment shall be due and payable on the first day of each month throughout the Lease Term. Any failure to pay the Monthly Impound Payment when due shall be considered a failure to pay rent when due under Section 21.1 and other relevant provisions of this Lease, and shall entitle Landlord to exercise any or all of its remedies available in the same manner as for the failure to pay rent. Upon the occurrence of any Event of Default by Tenant hereunder, Landlord shall have the right to apply all unapplied amounts of Monthly Impound Payments to Tenant’s default. Within ninety (90) days after the end of each calendar year, Landlord shall deliver to Tenant an accounting of Tenant’s actual Share of Additional Rent and the estimated amounts previously paid by Tenant. Any overpayment by Tenant shall be credited against next Monthly Impound Payments due hereunder, or, if the Term has expired, shall be remitted to Tenant. Tenant shall pay the amount of any underpayment within fifteen (15) days after receipt of the accounting. Tenant acknowledges that the Monthly Impound Payments are estimates only and not a representation of the amount of Tenant’s ultimate liability for Additional Rent.

4.5 Payment by EFT or ACH. At Landlord’s election, and upon at least thirty (30) days’ notice to Tenant, Landlord may require that all payments of Minimum Monthly Rent, Additional Rent and other amounts due hereunder be made in immediately available funds or by wire transfer by electronic fund transfer through the Automated Clearing House network or any similar system designated by Landlord (“ACH”). Such payments shall be initiated by Tenant or Landlord, at Landlord’s election, to an account designated from time to time by Landlord at an ACH member bank for settlement not later than 12:00 o’clock noon, San Diego, California time, on the dates such sums or payments are respectively due. Any payment received after such time shall be deemed to have been made after the due date.

5. SECURITY DEPOSIT

Upon execution of this Lease, Tenant shall deposit with Landlord the amount specified in Section 1.6 (the “Security Deposit”), to be held by Landlord, without liability for interest, as security for Tenant’s performance of its obligations under this Lease. Landlord shall not be required to keep the Security Deposit separate from its other accounts. Landlord may apply all or a part of the Security Deposit to any unpaid rent (including unpaid Additional Rent or Monthly Impound Payments) or other monetary payments due from Tenant or to cure any other default of Tenant hereunder and to compensate Landlord for all damage and expense sustained as a result of such default. If all or any portion of the Security Deposit is so applied, Tenant shall deposit cash sufficient to restore the Security Deposit to its original amount within fifteen (15) days after receipt of Landlord’s written demand. If Tenant fully and faithfully performs each of its obligations under this Lease, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days of the later of the expiration or earlier termination of this Lease or the vacation of the Premises by Tenant. At Landlord’s request, Tenant shall accompany Landlord or Landlord’s representative on a “walk-through” of the Premises prior to Landlord’s return of the Security Deposit.

6. OPERATING COSTS

6.1 Payment of Operating Costs by Tenant. Tenant shall pay its Share of Operating Costs to Landlord on a monthly or other periodic basis selected by Landlord. Tenant shall pay the amount of such Share to Landlord, to the extent such obligation exceeds any amount thereof impounded under Section 4.4, within fifteen (15) days after receipt of a statement from Landlord.

6.2 Tenant’s Share. Tenant’s “Share” (sometimes referred to as “Pro Rata Share”) is the percentage or proportion of the various components of Additional Rent and certain other charges for which Tenant is responsible under this Lease. Tenant’s Share for each such component shall be Tenant’s Percentage as stated in Section 1.7, unless Landlord determines that another percentage or proportion would be equitable based on factors such as Tenant’s use of such in excess of its Percentage, such component of Additional Rent applies to some but not all of the Center, or factors set forth elsewhere in this Lease. Tenant’s Percentage represents the approximate current ratio of the Rentable Square Footage of the Premises (identified in Section 1.2) to the total Rentable Square Footage of the Center, as determined by Landlord from time to time. Changes in Rentable Square Footage shall be effective on the first day of the first calendar month following the change.

6.3 Operating Costs. “Operating Costs” includes all costs of operating, managing, repairing and maintaining the Common Facilities, including without limitation: gardening and landscaping; the cost of public liability, property damage and other insurance applicable to the Common Facilities, including any deductibles thereunder; Real Property Taxes applicable to the Common Facilities; utilities; line painting and parking lot repairs; roof repairs; lighting; trash and refuse removal; supplies; equipment; exterior painting; capital improvements (including without limitation the costs of roof, parking lot and underground utilities replacements); reasonable reserves for repairs and replacements; the costs of altering, improving, renovating, upgrading or retrofitting any portion of the Common Facilities to comply with all laws, regulations and governmental requirements applicable to the Center (including without limitation those related to disabled persons, hazardous materials, lighting upgrades, sprinkler and energy-saving retrofits); security service; property management costs and administrative fees; bookkeeping services; labor; and the cost of personnel to implement such services and to direct parking. In lieu of including the entire amount of any such expense in Operating Costs in any one period, Landlord, at its election, may spread the inclusion of, or may amortize, any such expenses, or a reasonable reserve for anticipated expenses, in Operating Costs over such multiple periods as Landlord shall determine.

6.4 Common Facilities. “Common Facilities” (sometimes referred to herein as “Common Areas”) means all areas, facilities, utilities, equipment and services provided by Landlord for the common use or benefit of the occupants of the Center and their employees, agents, customers and other invitees, including without limitation, if the same exist. building lobbies, common corridors and hallways, restrooms, pedestrian walkways, driveways and access roads, access facilities for disabled persons (including elevators), truck serviceways, loading docks, garages, driveways, parking lots, landscaped areas, stairways, elevators, retaining walls, all areas required to be maintained under the conditions of governmental approvals for the Center, and other generally understood public or common areas. All Common Facilities shall at all times be subject to the exclusive control and management of Landlord. Landlord reserves the right to relocate, alter, improve, or adjust the size and location of any Common Facilities from time to time without liability to Tenant. Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to the Common Facilities. Landlord shall have the right to construct, maintain and operate lighting facilities on the Common Facilities; to police the same; from time to time to change the area, level, location and arrangement of parking areas and other facilities; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to close all or any portion of the Common Facilities to such extent; to close temporarily all or any portion of the Common Facilities for any reason, including for the purpose of preventing a dedication thereof or the accrual of any rights to any person or the public therein; and to do and perform such other acts in and to the Common Facilities which Landlord shall determine, using good business judgment, to be advisable to improve the convenience and use thereof by tenants, their officers, agents, employees and customers. Subject to the foregoing, all Common Facilities not within the Premises, which Tenant may use under a revocable license, on a nonexclusive basis in common with other tenants, and if any such license is revoked, or if the amount of such areas is diminished, Landlord shall not be subject to any liability and Tenant shall not be entitled to any compensation or abatement of rent, nor shall such revocation or diminution be deemed constructive or actual eviction.

7. MAINTENANCE AND REPAIRS

7.1 Tenant’s Obligations. Except as provided in Section 7.2, Tenant, at its sole cost, shall keep the Premises in good order, condition and repair during the Lease Term, including without limitation: all nonstructural, interior and exterior areas; landscaped areas not part of the Common Facilities; all glass, glazing, windows, window moldings, partitions, doors and door hardware; all interior painting; all fixtures and appurtenances in the Premises or exclusively serving the Premises including electrical, lighting and plumbing fixtures; and all other portions of the Premises seen or unseen. With the exception of the heating, ventilation, and air conditioning units exclusively servicing the Premises, as further described in Section 6.3 above, if any portion or element of the Premises, or the other systems or equipment for which Tenant is responsible hereunder cannot be fully repaired, Tenant shall promptly replace the same at its sole cost and expense regardless of whether the benefit of such replacement extends beyond the Lease Term. It is the intention of Landlord and Tenant that Tenant shall maintain the Premises, at all times during the Lease Term, in an attractive, first-class and fully operative condition, at Tenant’s expense.

7.2 Landlord’s Obligations. Landlord shall repair and maintain the Common Facilities, the roof, the foundations and structural portions of the Premises and the Building. Tenant shall pay (a) its Share of the costs of such maintenance, (b) the full amount of any maintenance and repairs necessitated by any act, omission, conduct or activity of, or breach of this Lease by, Tenant or any of Tenant’s officers, agents, customers or invitees (plus fifteen percent (15%) of the cost thereof to reimburse Landlord for overhead); and (c) any maintenance and repairs necessitated by breaking and entering of the Premises. Landlord shall keep in force a preventive maintenance contract providing for the regular (at least quarterly) inspection and maintenance of the heating and air conditioning system (including leaks around ducts, pipes, vents, and other parts of the air conditioning) by a reputable licensed heating and air conditioning contractor acceptable to Landlord and the cost of such maintenance shall be passed through to Tenant as an Operating Cost. Tenant shall pay its Share of such maintenance and repair costs incurred by Landlord, to the extent such obligation exceeds any amount thereof impounded under Section 4.4, within fifteen (15) days after receipt of a statement from Landlord. There shall be no abatement of rent, and no liability of Landlord, by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations, or improvements to any portion of the Premises or the Center. Tenant expressly waives all rights to make repairs at the expense of Landlord or deduct any amounts from rent as provided in any statute or ordinance now or hereafter in effect, including its rights under the provisions of California Civil Code Sections 1941 and 1942. Landlord’s obligations under this Section are not intended to alter or modify in any way the provisions of Article 12.

7.3 Performance By Landlord. If Tenant refuses or neglects to perform its maintenance obligations hereunder to the reasonable satisfaction of Landlord, Landlord shall have the right (but not the obligation), upon three (3) days’ prior notice to Tenant, to enter the Premises and perform such repairs and maintenance on behalf of Tenant. Landlord shall also have the right (but not the obligation), without prior notice to Tenant, to correct or remove any dangerous or hazardous condition, to repair the heating, ventilation, air conditioning or plumbing systems, to correct, repair or bring into legal compliance any fire or other life safety systems of the Premises, and to repair or replace any broken glass or glazing, if Tenant fails to correct or repair the same within twenty-four (24) hours after the need arises. Landlord shall not be liable to Tenant for any loss or damage to Tenant’s merchandise, fixtures, or other property or to Tenant’s business in connection with Landlord’s performance hereunder, and Tenant shall pay Landlord’s costs plus fifteen percent (15%) of such amount for overhead, upon presentation of a statement therefor. Tenant shall also pay interest at the rate provided in Section 22.4 from the date of completion of repairs by Landlord to the date paid by Tenant.

8. REAL PROPERTY TAXES

8.1 Payment of Real Property Taxes by Tenant. Tenant shall pay all Real Property Taxes applicable to the Premises during the Lease Term. If the Premises are not separately assessed, Tenant shall pay its Share thereof as equitably determined by Landlord based upon the Rentable Square Footage of the Premises compared to the total Rentable Square Footage covered by the tax bill, the respective valuations assigned in the assessor’s worksheet, and/or or other relevant factors. Tenant shall pay its Share of Real Property Taxes to Landlord, to the extent such obligation exceeds any amount thereof impounded under Section 4.4, within fifteen (15) days after receipt of a statement from Landlord.

8.2 Real Property Taxes Defined. “Real Property Taxes” means all taxes, assessments, levies, fees and other governmental charges levied on or attributable to the Premises or any part thereof, including without limitation: (a) real property taxes and assessments levied with respect to all or a portion of the Premises, (b) assessments, charges and fees charged by governmental agencies or districts for services or facilities provided to the Premises, (c) transfer, transaction, rental, gross receipts, license or similar taxes or charges measured by rent received by Landlord, excluding any federal or state income, franchise, estate or inheritance taxes of Landlord, (d) taxes based upon a reassessment of the Premises due to a transfer or change of ownership, and (e) any assessment, charge or fee that is a substitute in whole or in part for any tax now or previously included within the definition of Real Property Taxes. If Landlord elects to contest an assessment of any Real Property Taxes, Landlord shall have the right to recover its actual costs of such contest (including attorneys’ fees and costs) as part of Real Property Taxes, but only to the extent such contest has resulted in a reduction of Real Property Taxes. Tenant shall not be entitled to the benefit of any reduction, refund, rebate or credit accruing or payable to Landlord prior to the commencement of or after the expiration or other termination of the Lease Term.

8.3 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall attempt to have such personal property taxed separately from the Premises. If any such taxes on Tenant’s personal property are levied against Landlord or the Premises, or if the assessed value of the Premises is increased by inclusion of a value placed upon such personal property of Tenant, then: (a) Landlord, after written notice to Tenant, shall have the right to pay the taxes levied against Landlord, or the taxes based upon such increased valuation, but under protest if so requested by Tenant in writing, and (b) Tenant shall pay to Landlord the taxes levied against Landlord, or the taxes resulting from such increased valuation, within fifteen (15) days after Tenant’s receipt of a written statement from Landlord.

9. INSURANCE

9.1 Landlord’s Insurance. During the Lease Term, Landlord shall maintain insurance covering loss or damage to the Premises (excluding Tenant’s Alterations, fixtures, equipment and personal property), insuring against any or all risks of physical loss (and including, at Landlord’s option, flood and earthquake coverage), with the scope and amounts of such coverage as determined by Landlord. Said insurance shall provide for payment of loss thereunder to Landlord or to the holder of a first mortgage or deed of trust on the Premises. Landlord may also maintain during the Lease Term, as part of its casualty insurance, a policy of rental income insurance covering a period of one (1) year, with loss payable to Landlord. Landlord may also maintain (but shall not be required to maintain) liability and other insurance (including environmental insurance) as Landlord, at its sole option, may elect to maintain.

9.2 Tenant’s Insurance.

(a) Tenant shall carry, at Tenant’s sole expense, insurance against any or all risks of physical loss in an amount adequate to cover the cost of replacement of all of Tenant’s Alterations, trade fixtures, equipment and personal property. If Tenant’s insurance does not otherwise cover losses caused by breakage or other malfunction of any of Tenant’s machinery or equipment used by Tenant in the Premises, then Tenant shall carry equipment breakdown insurance (so called boiler and machinery insurance) covering Tenant’s equipment and machinery (including any heating, ventilation and air conditioning systems, electrical equipment, and the like). Tenant acknowledges that Landlord’s insurance is not intended to cover Tenant’s Alterations, trade fixtures, equipment, and personal property. If the Premises contains any plate glass, Tenant shall carry plate-glass insurance covering all plate glass on the Premises at full replacement cost. Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article 16, whereupon any insurance proceeds covering any of Tenant’s Alterations, fixtures, equipment and personal property that Tenant is required to leave in the Premises at the expiration or earlier termination of the Lease Term under Article 20 shall be payable to Landlord. Provided, however, that at Landlord’s sole election, Landlord may obtain at Tenant’s expense any or all of the insurance described in this Section.

(b) Tenant shall carry, at Tenant’s sole expense, comprehensive or commercial general liability insurance, fully covering any and all claims arising from personal injury, death, and/or property damage occurring in or about the Premises or the Center. Such liability insurance shall include without limitation bodily injury (including wrongful death), property damage, advertising injury, personal injury and contractual liability coverages (including Tenant’s indemnification obligations under Article 13), independent contractors, owned, nonowned, and hired vehicle liability and, if alcoholic beverages are served, sold, consumed or obtained in the Premises, liquor-law liability. The initial limit of such insurance shall be at least $2,000,000 combined single liability limit if the Rentable Square Footage of the Premises (as indicated in Section 1.2) exceeds 3,000 square feet, or $1,000,000 combined single liability limit if such Rentable Square Footage is 3,000 square feet or less. Such liability insurance limit shall be subject to periodic increase, at Landlord’s election, based upon inflation, increased liability awards, lender requirements, the recommendations of Landlord’s professional insurance advisors, and other relevant factors. Tenant shall also, at its sole cost and expense, obtain worker’s compensation coverage in an amount adequate to comply with law, and employer’s liability coverage with a limit of not less than $2,000,000. If Tenant’s use of the Premises involves any use, generation, manufacturing, storage or disposal of any Hazardous Materials, or if any of Tenant’s activities increases any risk of any liability to Tenant or Landlord under Hazardous Materials Laws, Tenant shall carry such environmental insurance as may be required by Landlord or Landlord’s lender. Tenant shall, at Tenant’s sole expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

(c) Each policy of insurance required to be carried by Tenant hereunder shall (i) name Landlord, Landlord’s lender and Landlord’s property manager (if any) as additional insureds, (ii) contain cross-liability and contractual liability provisions, (ii) provide that no cancellation or reduction in coverage shall be effective until thirty (30) days after written notice to Landlord and Landlord’s lender, (iii) be issued by an insurer licensed in California and reasonably approved by Landlord, (iv) include coverage for acts of terrorism, and (v) be primary and noncontributory to any insurance carried by Landlord, regardless of the absence of negligence or other fault of Tenant for alleged injury, death and/or property damage. The deductible or self-insured retention on any insurance required to be carried by Tenant hereunder shall not exceed, without the prior written consent of Landlord, Five Thousand Dollars ($5,000) per occurrence. Tenant shall be responsible for the payment of the full amount of any deductible or self-insured retention on its insurance. No insurance carried or required to be carried by Tenant, nor the amount or limits thereof, shall limit Tenant’s liability nor relieve Tenant of any obligation under this Lease.

(d) Each policy of insurance required to be carried by Tenant hereunder shall be obtained by Tenant and maintained in full force and effect throughout the Lease Term and any other period of Tenant’s actual or constructive possession of the Premises. Prior to the Commencement Date or any earlier taking of possession of any part of the Premises, Tenant shall deliver to Landlord (i) an ACORD Form 27 certificate (or such other certificate providing the greatest protection to Landlord reasonably available) evidencing all insurance required to be maintained by Tenant and identifying all additional insureds required to be so designated under the terms of this Lease, and (ii) all additional insured endorsements provided by the insurer in favor of Landlord, Landlord’s property manager and Landlord’s lender as required by this Lease. Tenant shall deliver evidence of a renewal of each required policy, together with all required endorsements, at least thirty (30) days prior to expiration thereof. Tenant shall permit Landlord at all reasonable times to inspect the policies of insurance, and shall deliver copies thereof to Landlord within ten (10) days after Landlord’s request therefor. Tenant shall be in material breach of this Lease if Tenant fails to obtain the insurance required under this Section, or if Tenant obtains insurance with terms, conditions and/or exclusions that are inconsistent with the requirements and terms of this Lease.

9.3 Payment of Insurance Costs. Tenant shall pay directly all premiums for its liability insurance required under Section 9.2 and for all other insurance Tenant elects to carry. Tenant shall pay its Share of the premiums for the insurance policies carried by Landlord described in this Article or elsewhere in this Lease (“Insurance Costs”). If the Lease Term expires before the expiration of any such insurance policy, Tenant’s liability for premiums shall be prorated on an annual basis. Tenant shall pay its Share of Insurance Costs to Landlord, to the extent such obligation exceeds any amount thereof impounded under Section 4.5, within fifteen (15) days after receipt of a statement from Landlord. If any insurance policy maintained by Landlord covers property other than the Center (under a so-called “blanket” policy or otherwise), Landlord shall reasonably apportion the premium therefor among the properties so covered. In addition, Tenant shall pay its Share of any deductible amount under Landlord’s insurance policies within fifteen (15) days after receipt of a statement from Landlord. Tenant’s Share of any such deductible shall be equitably determined by Landlord based upon, among other factors, the Rentable Square Footage of the Premises affected compared to the Rentable Square Footage of all other affected areas in the Center, and the Replacement Cost (as defined in Section 16.1) applicable to the damage to the Premises compared to that applicable to all other affected areas.

9.4 Waiver of Subrogation. Landlord and Tenant each hereby waive any and all claims against the other party and its officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, for any and all loss of or damage to the Premises, Center or other tangible property, or any resulting loss of income, or losses under worker’s compensation laws and benefits, which loss or damage arises out of any peril that is or would be covered by any physical damage insurance policy actually carried or required to be carried pursuant to this Lease. The foregoing waiver shall apply regardless of whether the party suffering the loss or damage actually carries such insurance, recovers under such insurance, or self-insures the loss or damage. Inasmuch as the foregoing waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company issuing to it any policy of physical damage insurance written notice of the terms of this mutual waiver, and to have each such insurance policy properly endorsed, if necessary, to prevent the invalidation of such insurance coverage by reason of such waiver. The waiver set forth herein shall apply to any deductible amount under any insurance policy, is not limited by the amount of insurance carried or required to be carried, and is in addition to any other waiver or release contained in this Lease. If Landlord has contracted with a third party for the management of the Center, the waiver of subrogation by Tenant herein shall also run in favor of such third party.

9.5 Tenant’s Use Not to Increase Premium. Tenant shall not keep, use, manufacture, assemble, sell or offer for sale in or upon the Premises any article that may be prohibited by, or that might invalidate, in whole or in part, the coverage afforded by, a standard form of fire or all risk insurance policy. Tenant shall pay the entire amount of any increase in premiums that may be charged during the Lease Term for the insurance that may be maintained by Landlord on the Premises or the Center resulting from the type of materials or products stored, manufactured, assembled or sold by Tenant in the Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant’s use of the Premises, a schedule issued by the entity making the insurance rate on the Premises showing the various components of such rate shall be conclusive evidence of the items and charges that make up the fire insurance rate on the Premises.

10. UTILITIES

Tenant shall pay the cost of all water, gas, heat, light, power, sewer, telephone, refuse disposal, and all other utilities and services supplied to the Premises. Tenant shall make payments for all separately metered utilities, when due, directly to the appropriate supplier. Landlord shall have the right to require Tenant to install, at Tenant’s sole expense, separate meters (or other submeter, device or monitor for the measurement of utility usage) for any utility for which a separate meter is not installed as of the Commencement Date. If any utilities or services are not separately metered or monitored with respect to the Premises, Tenant shall pay its Share thereof to Landlord, to the extent such obligation exceeds any amount thereof impounded under Section 4.4, within fifteen (15) days after receipt of a statement from Landlord. Landlord shall in no way be liable or responsible for any loss, damage or expense that Tenant may sustain or incur by reason of any change, failure, interruption, interference or defect in the supply or character of the electricity or other utilities supplied to the Premises. Landlord makes no representation or warranty as the suitability of the utility service for Tenant’s requirements, and no such change, failure, defect, unavailability or unsuitability shall constitute any actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant of any of its obligations under the Lease. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service for which Landlord is not at fault, and no such failure or interruption for which Landlord is not at fault shall entitle Tenant to terminate this Lease or abate the rent due hereunder.

11. USE

11.1 Permitted Use. The Premises shall be used and occupied only for the permitted uses specified in Section 1.8, and shall not be used or occupied for any other purposes without the prior written consent of Landlord. Should Tenant desire to change its use, Tenant shall request Landlord’s consent to such change in writing, and shall provide in writing such reasonably detailed information about the proposed new use as may be requested by Landlord. Landlord shall not unreasonably withhold its consent to any requested change of use, and shall have the right to impose reasonable restrictions on such new use. Factors that Landlord may take into account in granting or withholding its consent shall include, without limitation: (i) whether the proposed use is compatible with the character and tenant mix of the Center, (ii) whether the proposed use poses any increased risk to Landlord or any other occupant of the Center, (iii) whether any proposed Alterations to accommodate such proposed use might decrease the rental or sale value of the Premises or the Center, and (iv) whether Tenant has the requisite expertise and financial ability to successfully operate in the Premises with the proposed new use.

11.2 Compliance with Legal Requirements. Tenant shall at all times and at its sole expense comply with all federal, state, local and other laws, ordinances, rules, regulations, orders, requirements, and recorded covenants and restrictions applicable to the Center, whether now in force or hereafter in effect (including without limitation those related to disabled persons, access, hazardous materials, lighting upgrades, and sprinkler and seismic retrofits, and those required because of Tenant’s occupancy or the conduct of Tenant’s business) (collectively, “Legal Requirements”). Tenant shall not do or permit anything to be done in or about the Premises in conflict with any Legal Requirement. Without limiting the generality of the foregoing, Tenant shall at its sole cost take all actions, make all alterations, install all additional facilities, and perform all work required to cause the Premises (and any and all other areas of the Center under the control of Tenant or that Tenant is required to maintain) to comply with all Legal Requirements.

11.3 Waste, Quiet Conduct. Tenant shall not use or permit the use of the Premises in any manner that tends to create waste or a nuisance that will cause objectionable noise or odors, or that may disturb the quiet enjoyment of any other tenant in the Center.

11.4 Rules and Regulations. Tenant shall comply with the Rules and Regulations for the Center attached as Exhibit “B”, as the same may be amended by Landlord from time to time, upon notice to Tenant.

11.5 Signs. Tenant agrees, at Tenant’s sole cost, to install a sign in strict conformance with Landlord’s sign criteria attached hereto as Exhibit “C” within fifteen (15) days after first occupying the Premises. Tenant shall maintain all approved signs and other items described herein in good condition and repair at all times. All signs must be fabricated by a contractor selected by Landlord, Prior to construction of any such sign, a detailed drawing of the proposed sign shall be prepared by Landlord’s contractor, at the sole expense of Tenant, and submitted to Landlord and Tenant for written approval. No sign, placard, pennant, flag, awning, canopy, or advertising matter of any kind shall be placed or maintained on any exterior door, wall or window of the Premises or in any area outside the Premises, and no decoration, lettering or advertising matter shall be placed or maintained on the glass of any window or door, or that can be seen through the glass, of the Premises without first obtaining Landlord’s written approval. All signs and sign cases shall be considered fixtures and improvements and shall become the property of Landlord upon expiration or termination of this Lease. Tenant has no rights to signage at the Center except as set forth in this Section. Landlord shall have the right from time to time to revise the sign criteria, and within sixty (60) days after Tenant’s receipt of written notice of any new sign criteria, Tenant shall, at Tenant’s expense, remove all existing exterior signs and replace the same with new signs conforming to the new sign criteria.

11.6 Parking. Tenant shall have the nonexclusive right, in common with others, to use the parking areas of the Center; provided, however, that Tenant shall not use more than the number of parking spaces designated in Section 1.10, or if no number of such spaces is so indicated, Tenant shall not use more than its reasonable share of parking spaces, as Landlord shall determine. Landlord reserves the right, without liability to Tenant, to modify the parking areas, to designate the specific location of the parking for Tenant and Tenant’s customers and employees, and to adopt reasonable rules and regulations for use of the parking areas.

11.7 Entry by Landlord. Tenant shall permit Landlord and Landlord’s agents to enter the Premises at all reasonable times for any of the following purposes: (a) to inspect the Premises, (b) to supply any services or to perform any maintenance obligations of Landlord, including the erection and maintenance of such scaffolding, canopies, fences, and props as may be required, (c) to make such improvements, replacements or additions to the Premises or the Center as Landlord deems necessary or desirable, (d) to post notices of nonresponsibility, (e) to place any usual or ordinary “for sale” signs, or (f) within six (6) months prior to the expiration of this Lease, to place any usual or ordinary “for lease” signs. No such entry shall result in any rebate of rent or any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises. Landlord shall give reasonable notice to Tenant prior to any entry except in an emergency or unless Tenant consents at the time of entry. If Tenant is not personally present to open and permit an entry into the Premises, at any time when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord’s agents may enter the same by a master key, or may forcibly enter the same without rendering Landlord or such agents liable therefor, and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the Premises or any part thereof, except as otherwise specifically provided herein.

12. ACCEPTANCE OF PREMISES; NONLIABILITY OF LANDLORD; DISCLAIMER

12.1 Acceptance of Premises. By taking possession hereunder, Tenant acknowledges that it has examined the Premises and accepts the condition thereof. Tenant acknowledges and agrees that Landlord has no obligation to improve the Premises other than as set forth specifically in this Lease, if at all. In particular, Tenant acknowledges that any additional improvements or alterations needed to accommodate Tenant’s intended use shall be made solely at Tenant’s sole cost and expense, and strictly in accordance with the requirements of this Lease (including the requirement to obtain Landlord’s consent thereto), unless such improvements and alterations are specifically required of Landlord. In the event that Tenant pursues modification to the Premises that requires a Permit to be issued, Landlord shall have no responsibility to do any work required under any building codes or other governmental requirements not in effect or applicable at the time the Premises were constructed, including without limitation any requirements related to sprinkler retrofitting, seismic structural requirements, accommodation of disabled persons, or hazardous materials. Landlord shall be under no obligation to provide utility, telephone or other service or access beyond that which exists at the Premises as of the date of this Lease, unless Landlord specifically agrees in writing to provide the same. If it is anticipated that Tenant will be doing any Alterations or installations prior to taking occupancy, any delays encountered by Tenant in accomplishing such work or obtaining any required permits therefor shall not delay the Commencement Date or the date that Tenant becomes liable to pay rent, or the date that Landlord may effectively deliver possession of the Premises to Tenant. By taking possession hereunder, Tenant acknowledges that it accepts the square footage of the Premises as delivered and as stated in this Lease. No discovery or alleged discovery after such acceptance of any variance in such square footage as set forth in this Lease (or in any proposal, advertisement or other description thereof) shall be grounds for any adjustment in any component of the rent payable hereunder, unless such adjustment is initiated by and implemented by Landlord.

12.2 Landlord’s Exemption From Liability. Landlord shall not be liable for injury to Tenant’s business or loss of income therefrom, or for personal injury or property damage that may be sustained by Tenant or any subtenant of Tenant, or their respective employees, invitees, customers, agents or contractors or any other person in or about the Premises, caused by or resulting from fire, flood, earthquake or other natural disaster, or from steam, electricity, gas, water or rain, or dampness of any origin, that may leak, flow or emanate from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, lighting fixtures or computer equipment or software, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages to property or for personal injury or loss of life arising from any use, act or failure to act of any third parties (including other occupants of the Center) occurring in, or about the Premises or in or about the Center (including without limitation the criminal acts of any third parties). Landlord shall not be liable for any latent defect in the Premises or in the Building. All property of Tenant kept or stored on the Premises shall be so kept or stored at the risk of Tenant only, and Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord’s officers. directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, from and against any claims arising out of damage to the same, including subrogation claims by Tenant’s insurance carriers. The indemnifications and waivers of Tenant set forth in this Section shall apply notwithstanding Landlord’s negligence, but shall not apply to damage or liability caused (i) by the gross negligence or willful misconduct of Landlord, and (ii) through no fault of Tenant, its assignees or subtenants, or their respective agents, contractors, employees, customers, invitees or licensees.

12.3 No Warranties or Representations.

(a) Neither Landlord nor Landlord’s agents make any warranty or representation with respect to the suitability or fitness of the space for the conduct of Tenant’s business, or for any other purpose.

(b) Neither Landlord nor Landlord’s agents make any warranty or representation with respect to any other tenants or users that may or may not construct improvements, occupy space or conduct business within the Center, and Tenant hereby acknowledges and agrees that it is not relying on any warranty or representation relating thereto in entering into this Lease.

(c) Landlord specifically disavows any oral representations made by or on behalf of its employees, agents and independent contractors, and Tenant hereby acknowledges and agrees that it is not relying and has not relied on any oral representations in entering into this Lease.

(d) Landlord has not made any promises or representations, expressed or implied, that it will renew, extend or modify this Lease in favor of Tenant or any permitted transferee of Tenant, except as may be specifically set forth herein or in a written instrument amending this Lease signed by all necessary parties.

(e) Notwithstanding that the rent payable to Landlord hereunder may at times include the cost of guard service or other security measures, it is specifically understood that Landlord does not represent, guarantee or assume responsibility that Tenant will be secure from any damage, injury or loss of life because of such guard service. Landlord shall have no obligation to hire, maintain or provide such services, which may be withdrawn or changed at any time with or without notice to Tenant or any other person and without liability to Landlord. To induce Landlord to provide such service if Landlord elects in its sole discretion to do so, Tenant agrees that (i) Landlord shall not be liable for any damage, injury or loss of life related to the provision or nonprovision of such service, and (ii) Landlord shall have no responsibility to protect Tenant, or its employees or agents, from the acts of any third parties (including other occupants of the Center) occurring in or about the Premises or in or about the Center (including without limitation the criminal acts of any third parties), whether or not the same could have been prevented by any such guard service or other security measures.

12.4 Keys. Tenant shall re-key the Premises at its sole cost upon taking possession thereof. Tenant hereby acknowledges that various persons have had access to the keys to the Premises as keyed prior to Tenant’s possession, and that Landlord disclaims all liability and responsibility for any unauthorized distribution or possession of such prior keys.

13. INDEMNIFICATION

Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord’s officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns (collectively, “Landlord’s Related Entities”), from and against any and all claims, actions, damages, liability, costs, and expenses, including attorneys’ fees and costs, arising from personal injury, death, and/or property damage and arising from: (a) Tenants use or occupation of the Premises or any work or activity done or permitted by Tenant in or about the Premises (including without limitation any storage or display of materials or merchandise, or other activity by Tenant in the Common Facilities), (b) any activity, condition or occurrence in the Premises or other area under the control of Tenant, (c) any breach or failure to perform any obligation imposed on Tenant under this Lease, (d) any breach or failure by Tenant to cause the Premises (and any and all other areas of the Center under the control of Tenant or that Tenant is required to maintain) to comply with all Legal Requirements, or (e) any other act or omission of Tenant or its assignees or subtenants or their respective agents, contractors, employees, customers, invitees or licensees. Tenant’s obligation to indemnify, protect, hold harmless and defend shall include, but not be limited to, claims based on duties, obligations, or liabilities imposed on Landlord or Landlord’s Related Entities by statute, ordinance, regulation, or other law, such as claims based on theories of peculiar risk and nondelegable duty, and to any and all other claims based on the negligent act or omission of Landlord or Landlord’s Related Entities. The parties intend that this provision be interpreted as the broadest Type I indemnity provision as defined in McDonald & Kruse, Inc. v. San Jose Steel Co., 29 Cal. App. 3rd 413 (1972), and as allowed by law between a landlord and a tenant. Upon notice from Landlord, Tenant shall, at Tenant’s sole expense and by counsel satisfactory to Landlord, defend any action or proceeding brought against Landlord or Landlord’s Related Entities by reason of any such claim. If Landlord or any of Landlord’s Related Entities is made a party to any litigation commenced by or against Tenant (except litigation commenced by Tenant against Landlord), then Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord’s Related Entities from and against any and all claims, actions, damages, liability, costs, expenses and attorneys’ fees and costs incurred or paid in connection with such litigation. Tenant, as a material part of the consideration to Landlord hereunder, assumes all risk of, and waives all claims against Landlord for, personal injury or property damage in, upon or about the Premises, from any cause whatsoever. Provided, however, that the indemnifications and waivers of Tenant set forth in this Section shall not apply to damage and liability caused (i) by the gross negligence or willful misconduct of Landlord, and (ii) through no fault of Tenant, its assignees or subtenants, or their respective agents, contractors, employees, customers, invitees or licensees.

14. HAZARDOUS MATERIALS

14.1 Definitions. “Hazardous Materials Laws” means any and all federal, state or local laws, ordinances, rules, decrees, orders, regulations or court decisions relating to hazardous substances, hazardous materials, hazardous waste, toxic substances, environmental conditions on, under or about the Premises, or soil and ground water conditions, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ‘ 1801, et seq., the California Hazardous Waste Control Act, Cal. Health and Safety Code 25100, et seq., the Carpenter-Presley-Tanner Hazardous Substances Account Act, Cal. Health and Safety Code ‘ 25300, et seq., the Safe Drinking Water and Toxic Enforcement Act, Cal. Health and Safety Code 25249.5, et seq., the Porter-Cologne Water Quality Control Act, Cal. Water Code 13000, et seq., any amendments to the foregoing, and any similar federal, state or local laws, ordinances, rules, decrees, orders or regulations. “Hazardous Materials” means any chemical, compound, material, substance or other matter that: (a) is defined as a hazardous substance, hazardous material, hazardous waste or toxic substance under any Hazardous Materials Law, (b) is controlled or governed by any Hazardous Materials Law or gives rise to any reporting, notice or publication requirements hereunder, or gives rise to any liability, responsibility or duty on the part of Tenant or Landlord with respect to any third person hereunder; or (c) is flammable or explosive material, oil, asbestos, urea formaldehyde, radioactive material, nuclear medicine material, drug, vaccine, bacteria, virus, mold, hazardous waste, toxic substance, or related injurious or potentially injurious material (by itself or in combination with other materials).

14.2 Use of Hazardous Materials. Tenant shall not allow any Hazardous Material to be used, generated, manufactured, released, stored or disposed of on, under or about, or transported from, the Premises, unless: (a) such use is specifically disclosed to and approved by Landlord in writing prior to such use, and (b) such use is conducted in compliance with the provisions of this Article. Landlord’s consent may be withheld in Landlord’s sole discretion and, if granted, may be revoked at any time. Landlord may approve such use subject to reasonable conditions to protect the Premises and Landlord’s interests. Landlord may withhold approval if Landlord determines that such proposed use involves a material risk of a release or discharge of Hazardous Materials or a violation of any Hazardous Materials Laws or that Tenant has not provided reasonably sufficient assurances of its ability to remedy such a violation and fulfill its obligations under this Article. Notwithstanding the foregoing, Landlord hereby consents to Tenant’s use, storage or disposal of products containing small quantities of Hazardous Materials that are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover and the like) provided that Tenant shall handle, use, store and dispose of such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to contaminate the Premises.

14.3 Compliance With Laws; Handling Hazardous Materials. Tenant shall strictly comply with, and shall maintain the Premises in compliance with, all Hazardous Materials Laws. Tenant shall obtain, maintain in effect and corn ply with the conditions of all permits, licenses and other governmental approvals required for Tenant’s operations on the Premises under any Hazardous Materials Laws, including, but not limited to, the discharge of appropriately treated Hazardous Materials into or through any sanitary sewer serving the Premises. At Landlord’s request, Tenant shall deliver copies of, or allow Landlord to inspect, all such permits, licenses and approvals. All Hazardous Materials removed from the Premises shall be removed and transported by duly licensed haulers to duly licensed disposal facilities, in compliance with all Hazardous Materials Laws. Tenant shall perform any monitoring, testing, investigation, clean-up, removal, detoxification. preparation of closure or other required plans and any other remedial work required by any governmental agency or lender, or recommended by Landlord’s environmental consultants, as a result of any release or discharge or potential release or discharge of Hazardous Materials affecting the Premises or the Center or any violation or potential violation of Hazardous Materials Laws by Tenant or any assignee or subtenant of Tenant or their respective agents, contractors, employees, licensees or invitees (collectively, “Remedial Work”). Landlord shall have the right to intervene in any governmental action or proceeding involving any Remedial Work, and to approve performance of the work, in order to protect Landlord’s interests. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to Hazardous Materials without notifying Landlord and providing ample opportunity for Landlord to intervene. Tenant shall additionally comply with the recommendations of Landlord’s and Tenant’s insurers based upon National Fire Protection Association standards or other applicable guidelines regarding the management and handling of Hazardous Materials. If any present or future law imposes any requirement of reporting, survey, investigation or other compliance upon Landlord, Tenant, or the Premises, and if such requirement is precipitated by a transaction to which Tenant is a party, including without limitation any Transfer (as defined in Section 18.1) of this Lease by Tenant, then Tenant shall fully comply with and pay all costs of compliance with such requirement, including Landlord’s attorneys’ fees and costs.

14.4 Notice; Reporting; Notice Under Health and Safety Code Section 25359.7. Tenant shall notify Landlord, in writing, within three (3) days after any of the following: (a) Tenant has knowledge, or has reasonable cause to believe, that any Hazardous Material has been released, discharged or is located on, under or about the Premises, whether or not the release or discharge is in quantities that would otherwise be reportable to a public agency, (b) Tenant receives any order of a governmental agency requiring any Remedial Work pursuant to any Hazardous Materials Laws, (c) Tenant receives any warning, notice of inspection, notice of violation or alleged violation or Tenant receives notice or knowledge of any proceeding, investigation or enforcement action, pursuant to any Hazardous Materials Laws; or (d) Tenant receives notice or knowledge of any claims made or threatened by any third party against Tenant or the Premises relating to any loss or injury resulting from Hazardous Materials. If the potential risk of any of the foregoing events is material, Tenant shall deliver immediate verbal notice to Landlord, in addition to written notice as set forth above. Tenant shall deliver to Landlord copies of all test results, reports and business or management plans required to be filed with any governmental agency pursuant to any Hazardous Materials Laws. Landlord hereby notifies Tenant, and Tenant hereby acknowledges that, prior to the leasing of the Premises pursuant to this Lease, Tenant has been notified, pursuant to California Health and Safety Code Section 25359.7 (or any successor statue), that Landlord knows, or has reasonable cause to believe, that certain hazardous substances (as such term is used in such Section 25359.7) may have come to be located in, on or beneath the Premises.

14.5 Indemnity. Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord’s officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, from and against any and all liabilities, claims, suits, judgments, actions, investigations, proceedings, costs and expenses (including attorneys’ fees and costs) arising out of or in connection with any breach of any provisions of this Article or directly or indirectly arising out of the use, generation, storage, release, disposal or transportation of Hazardous Materials by Tenant, or any assignee or subtenant of Tenant, or their respective agents, contractors, employees, licensees, or invitees, on, under or about the Premises during the Lease Term or any other period of Tenant’s actual or constructive occupancy of the Premises, including, but not limited to, all foreseeable and unforeseeable consequential damages and the cost of any Remedial Work. Any defense of Landlord pursuant to this Section shall be by counsel acceptable to Landlord. Neither the consent by Landlord to the use, generation, storage, release, disposal or transportation of Hazardous Materials nor the strict compliance with all Hazardous Materials Laws shall excuse Tenant from Tenant’s indemnification obligations pursuant to this Article. The foregoing indemnity shall be in addition to and not a limitation of the indemnification provisions of Article 13 of this Lease. Tenant’s obligations pursuant to this Article shall survive the termination or expiration of this Lease.

14.6 Entry and Inspection; Cure. Landlord and its agents, employees and contractors, shall have the right (but not the obligation) to enter the Premises at all reasonable times to inspect the Premises and Tenant’s compliance with the terms and conditions of this Article, or to conduct investigations and tests. No prior notice to Tenant shall be required in the event of an emergency, or if Landlord has reasonable cause to believe that violations of this Article have occurred, or if Tenant consents at the time of entry. In all other cases, Landlord shall give at least twenty-four (24) hours’ prior notice to Tenant. Landlord shall have the right (but not the obligation) to remedy any violation by Tenant of the provisions of this Article pursuant to Section 22.3 of this Lease or to perform any Remedial Work. Tenant shall pay, upon demand, all costs incurred by Landlord in investigating any such violations or potential violations or performing Remedial Work, plus interest thereon at the rate specified in this Lease from the date of demand until the date paid by Tenant.

14.7 Termination; Expiration. Upon termination or expiration of this Lease, Tenant shall, at Tenant’s cost, remove any equipment, improvements or storage facilities utilized in connection with any Hazardous Materials and shall clean up, detoxify, repair and otherwise restore the Premises to a condition free of Hazardous Materials, to the extent such condition is caused by Tenant or any assignee or subtenant of Tenant or their respective agents, contractors, employees, licensees or invitees.

14.8 Exit Assessment. No later than ten (10) days after the expiration or earlier termination of this Lease, Tenant shall cause to be performed, at its sole expense, an environmental assessment (the “Exit Assessment”) of the Premises. Landlord agrees to allow Tenant access to the Premises for such purpose. The Exit Assessment must be performed by a qualified environmental consultant acceptable to Landlord, and shall include without limitation the following, as applicable to the Premises and Tenant’s activities: (a) inspection of all floors, walls, ceiling tiles, benches, cabinet interiors, sinks, the roof and other surfaces for signs of contamination and/or deterioration related to Hazardous Materials, (b) inspection of any and all ducts, hoods and exhaust systems for signs of contamination, deterioration and/or leakage related or potentially related to Hazardous Materials, (c) inspection of all readily accessible drain lines and other discharge piping for signs of deterioration, loss of integrity and leakage, (d) Tenant interviews and review of appropriate Tenant records to determine the uses to which Tenant has put the Premises that involve or may have involved Hazardous Materials, and to determine if any known discharges to the Premises or ground or soils from Tenant’s activities have occurred, (e) documentation in detail of all observations, including dated photographs, (f) if applicable a certification that all areas inspected are clean and free of any Hazardous Materials and that the investigation conducted by the consultant does indicate that any release of any Hazardous Materials has occurred in the Premises or the Center as a result of Tenant’s activities, (g) if applicable, a detailed description of Hazardous Materials remaining in the Premises and of any contamination, deterioration and/or leakage observed, together with detailed recommendations for the removal, repair or abatement of the same, and (h) if applicable, a detailed description of evidence of possible or past releases of Hazardous Materials, together with detailed recommendations for the prevention of the same in the future. Landlord shall have the right to require additional evaluations or work in connection with the Exit Assessment based upon Tenant’s use of the Premises, any actual or suspected Hazardous Materials issues, or other reasonable factors. The original of the Exit Assessment shall be addressed to Landlord and shall be provided to Landlord within twenty (20) days of the expiration or earlier termination of this Lease. In addition to Tenant’s obligations under Section 14.7, Tenant agrees to fully implement and address all recommended actions contained in the Exit Assessment, at its sole cost, within thirty (30) days of the date thereof.

14.9 Event of Default. The release or discharge of any Hazardous Material or the violation of any Hazardous Materials Law by Tenant or any assignee or subtenant of Tenant shall be a material Event of Default by Tenant under this Lease. In addition to or in lieu of the remedies available under this Lease as a result of such Event of Default. Landlord shall have the right, without terminating this Lease, to require Tenant to suspend its operations and activities on the Premises until Landlord is satisfied that appropriate Remedial Work has been or is being adequately performed; Landlord’s election of this remedy shall not constitute a waiver of Landlord’s right thereafter to declare an Event of Default and pursue any other available remedy.

15. ALTERATIONS; LIENS

15.1 Alterations by Tenant. Tenant shall not make any alterations, additions or improvements (“Alterations”) to the Premises without Landlord’s prior written consent, except for nonstructural Alterations that cost $5,000 or less and are not visible from the exterior of the Premises. All Alterations installed by Tenant shall be new or completely reconditioned. Landlord shall have the right to approve the contractor, the method of payment of the contractor, and the plans and specifications for all proposed Alterations. Tenant shall obtain Landlord’s consent to all proposed Alterations requiring Landlord’s consent prior to the commencement of any such Alterations. Tenant’s request for consent shall be accompanied by information identifying the contractor and method of payment and two (2) copies of the proposed plans and specifications. All Alterations of whatever kind and nature shall become at once a part of the realty and shall be surrendered with the Premises upon expiration or earlier termination of the Lease Term, unless Landlord requires Tenant to remove the same as provided in Article 20. If Tenant demolishes or removes any then-existing tenant improvements or other portions of the Premises or the Building (including without limitation any previously-installed Alterations), Tenant shall promptly commence and diligently pursue to completion all Alterations then underway; provided, however, that if Tenant fails to do so, at the election of Landlord, Tenant shall restore the Premises and the Building to its condition and state of improvement prior to such demolition or removal. During the Lease Term, Tenant agrees to provide, at Tenant’s expense, a policy of insurance covering loss or damage to Alterations made by Tenant, in an amount adequate to repair or replace the same, naming Landlord and Landlord’s property manager (if any) as additional insureds. Provided, however, Tenant may install movable furniture, trade fixtures, machinery or equipment in conformance with applicable governmental rules or ordinances and remove the same upon expiration or earlier termination of this Lease as provided in Article 20.

15.2 Permits and Governmental Requirements. Tenant shall obtain, at Tenant’s sole cost and expense, all building permits and other permits of every kind and nature required by any governmental agency having jurisdiction in connection with the Alterations. Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord’s officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, from and against any and all claims, actions, damages, liability, costs, and expenses, including attorneys’ fees and costs, arising out of any failure by Tenant or Tenant’s contractor or agents to obtain all required permits, regardless of when such. failure is discovered. Tenant shall do any and all additional construction, alterations, improvements and retrofittings required to be made to the Premises and/or the Center, or any other property of Landlord as a result of, or as may be triggered by, Tenant’s Alterations. Landlord shall have the right to do such construction itself; but in all instances Tenant shall pay all costs directly or indirectly related to such work and shall indemnify, protect, hold harmless and defend Landlord and Landlord’s officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, from and against any and all claims, actions, damages, liability, costs, and expenses, including attorneys’ fees and costs, arising out of any such additionally required work. All payment and indemnification obligations under this Section shall survive the expiration or earlier termination of the Lease Term.

15.3 Liens. Tenant shall pay when due all claims for any work performed, materials furnished or obligations incurred by or for Tenant, and Tenant shall keep the Premises free from any liens arising with respect thereto. If Tenant fails to cause any such lien to be released within fifteen (15) days after imposition, by payment or posting of a proper bond, Landlord shall have the right (but not the obligation) to cause such release by such means as Landlord deems proper. Tenant shall pay Landlord upon demand for all costs incurred by Landlord in connection therewith (including attorneys’ fees and costs), with interest at the rate specified in Section 22.4 from the date of payment by Landlord to the date of payment by Tenant. Tenant will notify Landlord in writing thirty (30) days prior to commencing any alterations, additions, improvements or repairs in order to allow Landlord time to file a notice of nonresponsibility.

15.4 Remodel. Landlord may in the future remodel, renovate or refurbish (“remodel”) all or any portion of the Center, which remodel may include the Premises. The remodeling will be done in accordance with design specifications prepared by the project architect and reviewed and approved by Landlord. Copies of such specifications will be made available to Tenant. Tenant shall not, through any act or omission on the part of Tenant, in any way impede, delay or prevent the completion of such remodeling in a timely manner.

16. DAMAGE AND DESTRUCTION

16.1 Partial Damage. If, during the Lease Term, the Premises are damaged or destroyed by fire or other casualty, or if the Building is damaged or destroyed by fire or other casualty and such damage or destruction affects Tenant’s use of the Premises (collectively, “Premises Damage”), Landlord shall perform the necessary repairs (other than to Tenant’s Alterations, trade fixtures, equipment, and personal property, the repair of which Tenant shall be solely responsible), and this Lease shall continue in full force and effect. Provided, however, that Landlord may, at its option, elect to terminate this Lease if (i) Landlord’s repairs cannot reasonably be completed within sixty (60) days after the date of the Premises Damage in accordance with applicable laws and regulations, or (ii) the Replacement Cost (defined below) exceeds six (6) months’ Minimum Monthly Rent, or (iii) Landlord does not receive sufficient insurance proceeds to pay the full Replacement Cost and the shortfall exceeds one (1) month’s Minimum Monthly Rent. As used herein, “Replacement Cost” shall mean the cost to repair or rebuild the Premises, Building or Center (other than Tenant’s Alterations, equipment, trade fixtures, and personal property) at the time of the damage or destruction to their condition existing immediately prior thereto, including without limitation all costs of demolition, debris removal, permits, fees and other governmental requirements, and upgrading the Premises, Building or Center as required by law or other requirements, without deduction for depreciation.

16.2 Total Destruction. Notwithstanding any other provisions of this Lease, a total destruction (including any destruction required by any authorized public authority) of either the Premises or the Building shall, at the election of Landlord, terminate this Lease as of the date of such destruction.

16.3 Partial Destruction of Center or Building. Notwithstanding any other provision of this Lease, if fifty percent (50%) or more of the rentable area of the Building or the Center is damaged or destroyed, notwithstanding that the Premises may be unaffected, Landlord shall have the right to terminate this Lease.

16.4 Insurance Deductible. If Landlord is required or elects to repair any Premises Damage caused by an insured casualty as provided in Section 16.1, Tenant shall, within fifteen (15) days after receipt of written notice from Landlord, pay the amount of any deductible (or its Share thereof) under any insurance policy covering such Premises Damage, in accordance with Section 9.3 above.

16.5 Damage Near End of Term. If at any time during the last twelve (12) months of the Lease Term there is Premises Damage for which Replacement Cost exceeds one (1) month’s Minimum Monthly Rent, Landlord may, at its option, elect to terminate this Lease; provided, however, that if Tenant has any valid, unexercised option to extend the term of this Lease, Tenant may prevent Landlord’s termination under this Section by exercising such option within five (5) business days of receipt of Landlord’s election to terminate.

16.6 Landlord’s Termination Notice; Effective Date; Relocation. If Landlord elects to terminate this Lease under any applicable provision of this Article 16, Landlord shall give notice of such election within forty-five (45) days of the date of the damage or destruction. In the case of a total destruction (Section 16.2) or Premises Damage that prevents Tenant from occupying the Premises for its permitted use, the effective date of such termination shall be the date of such Premises Damage; otherwise the effective date of termination shall be a date selected by Landlord not earlier than thirty (30) days from the date of Landlord’s notice. If Tenant has any right to terminate this Lease as a result of any Premises Damage (whether provided in this Lease, by law or otherwise) Landlord may prevent such termination by exercising, within forty-five (45) days of the Premises Damage, any right to relocate Tenant to new Premises in the Center provided in Section 24.24 of this Lease.

16.7 Rent Abatement. If Landlord repairs the Premises or the Building after a Premises Damage as described in this Article 16, Minimum Monthly Rent and Additional Rent shall be equitably reduced from the date of the Premises Damage until the repairs are completed, based upon the extent to which such repairs interfere with the business carried on by Tenant in the Premises, but only to the extent Landlord receives proceeds from the rental income insurance described in Section 9.1. Landlord agrees to take reasonable steps to make a claim for and collect any rental income insurance proceeds that might be available.

16.8 Tenant’s Obligations. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of, any of Alterations, equipment, trade fixtures, and personal property owned, placed or installed in or about the Premises by or on behalf of Tenant. Unless this Lease is terminated pursuant to this Article, Tenant shall promptly repair, restore or replace the same in the event of any damage thereto. If all or any portion of the Premises, Building or Center is damaged or destroyed by reason of any act or omission of Tenant, except as provided in Section 9.4 (Waiver of Subrogation), Tenant shall either make the necessary repairs at Tenant’s expense or pay to Landlord the Replacement Cost arising therefrom, regardless of whether this Lease is terminated. Nothing contained in this Article shall be construed as a limitation on Tenant’s liability for any damage or destruction if such liability otherwise exists.

16.9 Waiver of Inconsistent Statutes. The parties’ rights and obligations in the event of damage or destruction shall be governed by the provisions of this Lease; accordingly, Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4), and any other statute, code or judicial decisions that grants a tenant a right to terminate a lease in the event of damage or destruction of a leased premises.

17. CONDEMNATION

17.1 Effect on Lease. If all of the Premises, or so much thereof that the remaining portion of the Premises cannot be used by Tenant for its permitted use, is taken under the power of eminent domain or sold under the threat of the exercise of such power (collectively “Condemnation”), this Lease shall terminate as of the earlier of the date title vests in the condemnor or the date the condemnor is entitled to possession of the interest condemned (the “Condemnation Date”). Notwithstanding the foregoing, Landlord may prevent such termination by exercising, within forty-five (45) days of the Condemnation, any right to relocate Tenant to new Premises in the Center provided in Section 24,24 of this Lease. In all other cases, Landlord may terminate this Lease as of the Condemnation Date if (i) the Condemnation affects any material portion of the Premises or the Building, (ii) Landlord receives insufficient funds from the condemnor to complete the restoration of the Premises required under this Section, or (iii) if the Condemnation affects such a substantial portion of the Center (including the Common Facilities, parking lots or access to the Center) that it is no longer economically appropriate in Landlord’s business judgment to lease the Premises on the terms and conditions of this Lease. If such

Condemnation affects the Premises and this Lease remains in effect, (a) this Lease shall terminate as to the portion of the Premises taken as of the Condemnation Date, (b) the Minimum Monthly Rent shall be equitably adjusted based upon the rental value of the Premises remaining after the Condemnation compared to the rental value of the Premises prior to Condemnation, (c) Tenant’s Share shall be adjusted based on any changes in the Rentable Square Footage of the Premises and/or the Center, and (d) Landlord shall, within a reasonable period of time, undertake such construction or restoration as may be reasonably necessary to place the remaining Premises in a useable condition (provided that the cost of such construction or restoration does not exceed the amount awarded to Landlord by the condemnor for such purpose). Landlord shall not be responsible to restore or replace any of Tenant’s Alterations, fixtures, equipment or personal property.

17.2 Condemnation Award. All compensation, damages and other items of value awarded, paid or received in settlement or otherwise (“Award”) upon any partial or total Condemnation shall be paid to Landlord, and Tenant shall have no claim thereto. Tenant hereby irrevocably assigns and transfers to Landlord, and fully waives, releases and relinquishes any and all claims to or interest in the Award, including, without limitation, any amount attributable to the amount, if any, by which rental value of the Premises exceeds the rent payable for the remainder of the Lease Term, to the value of any unexercised options to extend the term or expand the Premises, or to Tenant’s goodwill. Notwithstanding the foregoing, Tenant shall have the right to make a separate claim and to recover from the condemning authority, but not from Landlord, so long as the Award payable to Landlord is not reduced thereby, such compensation as may be separately awarded or recoverable by Tenant in Tenant’s own right on account of (a) the taking of the unamortized or undepreciated value of any leasehold improvements owned by Tenant that Tenant has the right to remove at the end of the Lease Term and the Tenant elects not to remove; (b) reasonable removal and relocation costs for any leasehold improvements that Tenant has the right to remove and elects to remove (if the condemning authority approves of the removal); and (c) relocation costs under Government Code Section 7262, the claim for which Tenant may pursue by separate action independent of this Lease.

17.3 Waiver of Inconsistent Statutes. The parties’ rights and obligations in the event of Condemnation shall be governed by the provisions of this Lease; accordingly, Tenant waives the provisions of California Code of Civil Procedure Sections 1265.110 through 1265,150, and any other statute, code or judicial decisions that grants a tenant a right to terminate a lease in the event of the Condemnation of a leased premises.

18. ASSIGNMENT AND SUBLETTING

18.1 Landlord’s Consent Required. Tenant shall not voluntarily or involuntarily assign, sublease, mortgage, encumber, or otherwise transfer all or any portion of the Premises or its interest in this Lease (collectively, “Transfer”) without Landlord’s prior written consent, which consent Landlord shall not unreasonably withhold. Landlord may withhold its consent until Tenant has complied with the provisions of Sections 18.2 and 18.3. Any attempted Transfer without Landlord’s written consent shall be void and shall constitute a noncurable Event of Default under this Lease. If Tenant is a corporation, any cumulative Transfer of more than fifty percent (50%) of the voting stock of such corporation shall constitute a Transfer requiring Landlord’s consent hereunder; provided, however, that this sentence shall not apply to any corporation whose stock is publicly traded. If Tenant is a partnership, limited liability company, trust or other entity, any cumulative Transfer of more than fifty percent (50%) of the partnership, membership, beneficial or other ownership interests therein shall constitute a Transfer requiring Landlord’s consent hereunder. Tenant shall not have the right to consummate a Transfer or to request Landlord’s consent to any Transfer if any Event of Default has occurred and is continuing or if Tenant or any affiliate of Tenant is in default under any lease of any other real property owned or managed (in whole or in part) by Landlord or any affiliate of Landlord.

18.2 Landlord’s Election. Tenant’s request for consent to any Transfer shall be accompanied by a written statement setting forth the details of the proposed Transfer, including the name, business and financial condition of the prospective Transferee, financial details of the proposed Transfer (e.g., the term and the rent and security deposit payable), and any other related information that Landlord may reasonably require. Landlord shall have the right: (a) to withhold consent to the Transfer, if reasonable, (b) to grant consent, (c) to terminate this Lease as to the portion of the Premises affected by any proposed Transfer, in which event Landlord may enter into a lease directly with the proposed Transferee (which election to terminate shall not be construed to be a consent to the proposed Transfer), or (d) to consent on the condition that Landlord be paid fifty percent (50%) of all subrent or other consideration to be paid to Tenant under the terms of the Transfer in excess of the total rent due hereunder (including, if such Transfer is an assignment or if such Transfer is to occur directly or indirectly in connection with the sale of any assets of Tenant, fifty percent (50%) of the amount of the consideration attributable to the Transfer, as reasonably determined by Landlord). Landlord may require any permitted subtenant to make rental payments directly to Landlord, in the amount of rent due hereunder. The grounds on which Landlord may reasonably withhold its consent to any requested Transfer include, without limitation, that: (i) the proposed Transferee’s contemplated use of the Premises following the proposed Transfer is not reasonably similar to the use of the Premises permitted hereunder, (ii) in Landlord’s reasonable business judgment, the proposed Transferee lacks sufficient business reputation or experience to operate a successful business of the type and quality permitted under this Lease, (iii) in Landlord’s reasonable business judgment, the proposed Transferee lacks sufficient net worth, working capital, anticipated cash flow and other indications of financial strength to meet all of its obligations under this Lease, (iv) the proposed Transfer would breach any covenant of Landlord respecting a radius restriction, location, use or exclusivity in any other lease, financing agreement, or other agreement relating to the Center, and (v) in Landlord’s reasonable business judgment, the possibility of a release of Hazardous Materials is materially increased as a result of the Transfer or if Landlord does not receive sufficient assurances that the proposed Transferee has the experience and financial ability to remedy a violation of Hazardous Materials and to fulfill its obligations under Articles 13 and 14. In connection with any such Transfer, Landlord shall have the right to require Tenant, at Tenant’s sole cost, to cause environmental testing meeting the requirements of an Exit Assessment described in Section 14.8 to be performed. Landlord need only respond to any request by Tenant hereunder within a reasonable time of not less than ten (10) business days after receipt of all information and other submission required in connection with such request.

18.3 Costs; Transfer Fee. Tenant shall pay all costs and expenses in connection with any permitted Transfer, including any real estate brokerage commissions due with respect to the Transfer. Tenant shall pay all attorneys’ fees and costs incurred by Landlord and a fee of $500 to reimburse Landlord for costs and expenses incurred in connection with any request by Tenant for Landlord’s consent to a Transfer. Such fee shall be delivered to Landlord concurrently with Tenant’s request for consent. Such payment obligations shall apply regardless of whether Landlord ultimately grants or denies Tenant’s request.

18.4 Assumption; No Release of Tenant. Any permitted assignee shall assume in writing all obligations of Tenant under this Lease, utilizing a form of assumption agreement provided or approved by Landlord, and an executed copy of such assumption agreement shall be delivered to Landlord within fifteen (15) days after the effective date of the Transfer. The taking of possession of all or any part of the Premises by any such permitted assignee or subtenant shall constitute an agreement by such person or entity to assume without limitation or qualification all of the obligations of Tenant under this Lease, notwithstanding any failure by such person to execute the assumption agreement required in the immediately preceding sentence. No permitted Transfer shall release or change Tenant’s primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord’s acceptance of rent from any other person is not a waiver of any provision of this Article nor a consent to any Transfer. Consent to one Transfer shall not constitute a consent to any subsequent Transfer. If any transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent Transfers or modifications of this Lease by Tenant’s transferee, without notifying Tenant or obtaining its consent, and such action shall not relieve Tenant of its liability under this Lease.

18.5 No Merger. No merger shall result from any Transfer pursuant to this Article, any surrender by Tenant of its interest under this Lease, or any termination hereof in any other manner. In any such event, Landlord may either terminate any or all subleases or succeed to the interest of Tenant thereunder.

18.6 Reasonable Restriction. Tenant acknowledges that the restrictions on Transfer contained herein are reasonable restrictions for purposes of Section 22.2 of this Lease and California Civil Code Section 1951.4.

19. SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATE

19.1 Subordination. The lien and terms of this Lease are and shall be unconditionally junior and subordinate to the lien and terms of all ground leases, mortgages, deeds of trust, and other security instruments now or hereafter affecting the real property of which the Premises are a part, and to all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, beneficiary under deed of trust or ground lessor shall elect to have this Lease prior to its mortgage, deed of trust or ground lease, and gives written notice thereof to Tenant, this Lease shall be deemed prior thereto. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any such mortgage, deed of trust or ground lease, as the case may be. If Tenant fails to deliver such agreement within ten (10) days after written demand, (a) Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant’s attorney-in-fact and in Tenant’s name, place and stead, to do so, and (b) an Event of Default shall be deemed to have occurred and, in addition to all other liability, Tenant shall be liable for the immediate payment of all foreseeable and unforeseeable damages, penalties and attorneys’ fees and costs incurred by Landlord as a result of such failure.

19.2 Attornment. If Landlord sells, transfers, or conveys its interest in the Premises or this Lease, or if the same is foreclosed judicially or nonjudicially, or is otherwise acquired, by a mortgagee, beneficiary under deed of trust or ground lessor, upon the request and at the sole election of Landlord’s lawful successor, Tenant shall attorn to said successor. Tenant shall, upon request of Landlord, execute an attornment agreement in form and substance acceptable to Landlord agreeing in advance to such attornment to any such mortgagee, beneficiary, ground lessor or other successor. Such attornment agreement shall provide, among other things, that such mortgagee, beneficiary or ground lessor shall not be (a) bound by any prepayment of more than one (1) month’s rent, (b) liable for the return of any Security Deposit or other sums not actually received by said successor, (c) bound by any act or omission of Landlord arising prior to the succession of such successor to the Landlord’s interest in this Lease, or be subject to any offset, defense or counter-claim that Tenant may have previously accrued against Landlord, or (d) be bound by any material amendment of this Lease made after the later of the initial effective date of this Lease, or the date that such successor’s lien or interest first arose, unless said successor shall have consented to such amendment in writing; provided, however, that phrases (a) and (b) shall not apply in the case of Landlord’s voluntary transfer, conveyance or sale of the Landlord’s interest in the Premises or this Lease.

19.3 Estoppel Certificates. Within ten (10) days after written request from Landlord, Tenant at Tenant’s sole cost shall execute, acknowledge and deliver to Landlord a written certificate in favor of Landlord and any prospective lender on or purchaser of the Center or any part thereof, (a) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modifications and certifying that this Lease is in full force and effect as so modified), (b) the amount of any rent paid in advance, and (c) that there are no uncured defaults on the part of Landlord, or specifying the nature of such defaults if any are claimed. In addition to the foregoing, such certificate shall include Tenant’s certification to such other matters of fact, and be on such form, as Landlord or such prospective lender or purchaser shall reasonably require. If Tenant fails to deliver such certificate within said 10-day period, an Event of Default shall be deemed to have occurred and, in addition to all other liability, Tenant shall be liable for the immediate payment of all foreseeable and unforeseeable damages, penalties and attorneys’ fees and costs incurred by Landlord as a result of such failure. Tenant’s failure to deliver such certificate within said 10-day period shall constitute a conclusive acknowledgment by Tenant: (i) that this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) that not more than one month’s rent has been paid in advance, and (iii) that there are no uncured defaults in Landlord’s performance.

20. SURRENDER OF PREMISES

20.1 Condition of Premises. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in the same condition and state of repair as at the commencement of the Lease Term, except for ordinary wear and tear that Tenant is not otherwise obligated to remedy under the provisions of this Lease. Tenant shall deliver all keys to the Premises and the Building to

Landlord. Upon Tenant’s vacation of the Premises, Tenant shall remove all portable furniture, trade fixtures, machinery, equipment, signs and other items of personal property (unless prohibited from doing so under Section 20.2), and shall remove any Alterations (whether or not made with Landlord’s consent) that Landlord may require Tenant to remove. Tenant shall reasonably repair all damage to the Premises caused by such removal and shall restore the Premises to its prior condition, all at Tenant’s expense. Such repairs shall be performed in a manner satisfactory to Landlord and shall include, but are not limited to, the following: capping all plumbing, capping all electrical wiring, repairing all holes in walls, restoring damaged floor and/or ceiling tiles, and thorough cleaning of the Premises. If Tenant fails to remove any items that Tenant has an obligation to remove under this Section when required by Landlord or otherwise, such items shall, at Landlord’s option, become the property of Landlord and Landlord shall have the right to remove and retain or dispose of the same in any manner, without any obligation to account to Tenant for the proceeds thereof. Tenant waives all claims against Landlord for any damages to Tenant resulting from Landlord’s retention or disposition of such Alterations or personal property. Tenant shall be liable to Landlord for Landlord’s costs of removing, storing and disposing of such items.

20.2 Removal of Certain Alterations, Fixtures and Equipment Prohibited. All Alterations, fixtures (whether or not trade fixtures), machinery, equipment, signs and other items of personal property that Landlord has not required Tenant to remove under Section 20.1 shall become Landlord’s property and shall be surrendered to Landlord with the Premises, regardless of who paid for the same. In particular and without limiting the foregoing, Tenant shall not remove any of the following materials or equipment without Landlord’s prior written consent, regardless of who paid for the same and regardless of whether the same are permanently attached to the Premises: power wiring and power panels; piping for industrial gasses or liquids; laboratory benches, sinks, cabinets and casework; fume hoods or specialized air-handling and evacuation systems; drains or other equipment for the handling of waste water or hazardous materials; computer, telephone and telecommunications wiring, panels and equipment; lighting and lighting fixtures; wall coverings; drapes, blinds and other window coverings; carpets and other floor coverings; heaters, air conditioners and other heating or air conditioning equipment; fencing; security gates and systems; and other building operating equipment and decorations.

20.3 Holding Over. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease, and Tenant shall indemnify, protect, hold harmless and defend Landlord against all liabilities, damages and expenses incurred by Landlord as a result of any delay by Tenant in vacating the Premises. If Tenant remains in possession of the Premises or any part thereof after the expiration of the Lease Term with Landlord’s written permission, Tenant’s occupancy shall be a tenancy from month-to-month only, and not a renewal or extension hereof. All provisions of this Lease (other than those relating to the term) shall apply to such month-to-month tenancy, except that the Minimum Monthly Rent shall be increased to 150% of the Minimum Monthly Rent in effect during the last month of the Lease Term. No acceptance of rent, negotiation of rent checks or other act or omission of Landlord or Its agents shall extend the Expiration Date of this Lease other than a writing executed by Landlord giving Tenant permission to remain in occupancy beyond the Expiration Date under the terms of the immediately preceding sentence.

21. DEFAULT BY TENANT

The occurrence of any of the following shall constitute an “Event of Default” under this Lease by Tenant:

21.1 Failure to pay when due any Minimum Monthly Rent, Additional Rent or any other monetary sums required to be paid by Tenant under the terms of this Lease, if such failure continues for five (5) business days after written notice by Landlord to Tenant.

21.2 Failure to perform any other agreement or obligation of Tenant hereunder, if such failure continues for fifteen (15) days after written notice by Landlord to Tenant, except as to those Events of Default that are noncurable, in which case no such grace period shall apply. Landlord’s notice described herein is intended to satisfy, and is not in addition to, any and all legal notices required prior to commencement of an unlawful detainer action, including without limitation the notice requirements of California Code of Civil Procedure Sections 1161 et seq.

21.3 Abandonment or vacation of the Premises by Tenant, or failure to occupy the Premises for a period of ten (10) consecutive days.

21.4 If any of the following occurs: (i) a petition is filed for an order of relief under the federal Bankruptcy Code or for an order or decree of insolvency or reorganization or rearrangement under any state or federal law, and such petition is not dismissed within thirty (30) days after the filing thereof; (ii) Tenant makes a general assignment for the benefit of creditors; (iii) a receiver or trustee is appointed to take possession of any substantial part of Tenant’s assets, unless such appointment is vacated within thirty (30) days after the date thereof; (iv) Tenant consents to or suffers an attachment, execution or other judicial seizure of any substantial part of its assets or its interest under this Lease, unless such process is released or satisfied within thirty (30) days after the occurrence thereof: or (v) Tenant’s net worth, determined in accordance with generally accepted accounting principles consistently applied, decreases, at any time during the Lease Term, below Tenant’s net worth as of the date of execution of this Lease. If a court of competent jurisdiction determines that any of the foregoing events is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession), and such trustee or Tenant transfers Tenant’s interest hereunder, then Landlord shall receive the difference between the rent (or other consideration) paid in connection with such transfer and the rent payable by Tenant hereunder. Any assignee pursuant to the provisions of any bankruptcy law shall be deemed without further act to have assumed all of the obligations of the Tenant hereunder arising on or after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption.

21.5 The occurrence of any other event that is deemed to be an Event of Default under any other provision of this Lease, or any other lease to which Landlord (or any affiliate of Landlord) and Tenant (or any affiliate of Tenant) are parties.

22. REMEDIES

Upon the occurrence of any Event of Default by Tenant, Landlord shall have the following remedies, each of which shall be cumulative and in addition to any other remedies now or hereafter available at law or in equity:

22.1 Termination of Lease. Landlord can terminate this Lease and Tenant’s right to possession of the Premises by giving written notice of termination, and then re-enter the Premises and take possession thereof. No act by Landlord other than giving written notice to Tenant of such termination shall terminate this Lease. Upon termination, Landlord has the right to recover all damages incurred by Landlord as a result of Tenant’s default, including:

(a) The worth at the time of award of any unpaid rent that had been earned at the time of such termination; plus

(b) The worth at the time of award of the amount by which the unpaid rent that would have been earned after the date of termination until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; plus

(c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s default, including, but not limited to (i) expenses for cleaning, repairing or restoring the Premises, (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, (iii) brokers’ fees and commissions, advertising costs and other expenses of reletting the Premises, (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions, (v) expenses in retaking possession of the Premises, (vi) attorneys’ fees and costs, (vii) any unearned brokerage commissions paid in connection with this Lease, and (viii) reimbursement of any previously waived or abated Minimum Monthly Rent, Additional Rent or other charges; plus

(e) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law. As used in paragraphs (a) and (b) above, the “worth at the time of award” shall be computed by allowing interest at the maximum permissible legal rate. As used in paragraph (c) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

22.2 Continuation of Lease. Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations), as follows:

(a) Landlord can continue this Lease in full force and effect without terminating Tenant’s right of possession, and Landlord shall have the right to collect rent and other monetary charges when due and to enforce all other obligations of Tenant hereunder. Landlord shall have the right to enter the Premises to do acts of maintenance and preservation of the Premises, to make alterations and repairs in order to relet the Premises, and/or to undertake other efforts to relet the Premises. Landlord may also remove personal property from the Premises and store the same in a public warehouse at Tenant’s expense and risk. No act by Landlord permitted under this paragraph shall terminate this Lease unless a written notice of termination is given by Landlord to Tenant or unless the termination is decreed by a court of competent jurisdiction.

(b) In furtherance of the remedy set forth in this Section, Landlord may relet the Premises or any part thereof for Tenant’s account, for such term (which may extend beyond the Lease Term), at such rent, and on such other terms and conditions as Landlord may deem advisable in its sole discretion. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises. Any rents received by Landlord from such reletting shall be applied to the payment of: (i) any indebtedness other than rent due hereunder from Tenant to Landlord, (ii) the costs of such reletting, including brokerage and attorneys’ fees and costs, and the cost of any alterations and repairs to the Premises, and (iii) the payment of rent due and unpaid hereunder, including any previously waived or abated rent. Any remainder shall be held by Landlord and applied in payment of future amounts as the same become due and payable hereunder. In no event shall Tenant be entitled to any excess rent received by Landlord after an Event of Default by Tenant and the exercise of Landlord’s remedies hereunder. If the rent from such reletting during any month is less than the rent payable hereunder, Tenant shall pay such deficiency to Landlord upon demand.

(c) Landlord shall not, by any re-entry or other act, be deemed to have accepted any surrender by Tenant of the Premises or Tenant’s interest therein, or be deemed to have terminated this Lease or Tenant’s right to possession of the Premises or the liability of Tenant to pay rent accruing thereafter or Tenant’s liability for damages under any of the provisions hereof, unless Landlord shall have given Tenant notice in writing that it has so elected to terminate this Lease.

(d) Tenant acknowledges and agrees that the restrictions on the Transfer of this Lease set forth in Article 18 of this Lease constitute reasonable restrictions on such transfer for purposes of this Section and California Civil Code Section 1951.4.

22.3 Performance By Landlord. If Tenant fails to pay any sum of money or perform any other act to be performed by Tenant hereunder, and such failure continues for fifteen (15) days after notice by Landlord. Landlord shall have the right (but not the obligation) to make such payment or perform such other act without waiving or releasing Tenant from its obligations. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the rate specified in Section 22.4, shall be payable to Landlord on demand. Landlord shall have the same rights and remedies in the event of nonpayment by Tenant as in the case of default by Tenant in the payment of the rent.

22.4 Late Charge; Interest on Overdue Payments. The parties acknowledge that late payment. by Tenant of Minimum Monthly Rent, Additional Rent or other charges hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impractical to determine, including, but not limited to, processing and accounting charges, administrative expenses, and interest Interest expenses or late charges that Landlord may be required to pay as a result of late payment on Landlord’s obligations.

Therefore, if any installment of Minimum Monthly Rent, Additional Rent or other charges is not received.by Landlord on the date due, and without regard to whether Landlord gives Tenant notice of such failure or exercises any of its remedies upon an Event of Default, Tenant shall pay a late charge equal to the greater of ten percent (10%) of the overdue amount or One Hundred Dollars ($100). The parties hereby agree that such late charge represents a fair and reasonable estimate of the damages Landlord will incur by reason of late payment by Tenant. In addition, any amount due from Tenant that is not paid when due shall bear interest at a rate equal to two percent (2%) over the then current Bank of America prime or reference rate or ten percent (10%) per annum, whichever is greater, but not in excess of the maximum permissible legal rate, from the date such payment is due until the date paid by Tenant. Landlord’s acceptance of any interest or late charge shall not constitute a waiver of Tenant’s default or prevent Landlord from exercising any other rights or remedies available to Landlord.

22.5 Landlord’s Right to Require Advance Payment of Rent; Cashier’s Checks. If Tenant is late in paying any component of rent more than three (3) times during the Lease Term, Landlord shall have the right, upon notice to Tenant, to require that all rent be paid three (3) months in advance. Additionally, if any of Tenant’s checks are returned for nonsufficient funds, or if Landlord at any time serves upon Tenant a Three Day Notice to Pay Rent or Quit (pursuant to California Civil Code Sections 1161 et seq. or any successor or similar unlawful detainer statutes), Landlord may, at its option, require that all future rent (including any sums demanded in any subsequent three (3) day notice) be paid exclusively by money order or cashier’s check.

23. DEFAULT BY LANDLORD

23.1 Notice to Landlord. Landlord shall not be in default under this Lease unless Landlord fails to perform an obligation required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to each Mortgagee as provided in Section 23.2, specifying the nature of the alleged default; provided, however, that if the nature of the obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

23.2 Notice to Mortgagees. Tenant agrees to give each mortgagee or trust deed holder on the Premises or the Center (“Mortgagee”), by certified mail, a copy of any notice of default served upon Landlord, provided that Tenant has been previously notified in writing of the address of such Mortgagee. Tenant further agrees that if Landlord fails to cure such default within the time provided for in this Lease, then the Mortgagees shall have an additional thirty (30) days after Tenant’s notice within which to cure such default, or if such default cannot reasonably be cured within that time, then such additional time as may be necessary if, within said 30-day period, any Mortgagee has commenced and is diligently pursuing the remedies necessary to cure the default (including but not limited to commencement of foreclosure proceedings if necessary to affect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

23.3 Limitations on Remedies Against Landlord. In the event Tenant has any claim or cause of action against Landlord: (a) Tenant’s sole and exclusive remedy shall be against Landlord’s interest in the Building, and neither Landlord nor any of Landlord’s officers, directors, shareholders, partners, members, principals, employees, agents, representatives, or other related entities or individuals, or their respective successors and assigns (collectively, “Landlord’s Related Entities”), nor any other property of Landlord or Landlord’s Related Entities shall be liable for any deficiency, (b) none of Landlord’s Related Entities shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction over Landlord), (c) no service of process shall be made against any of Landlord’s Related Entities (except as may be necessary to secure jurisdiction), and none of Landlord’s Related Entities shall be required to answer or otherwise plead to any service of process, (d) no judgment shall be taken against any of Landlord’s Related Entities and any judgment taken against any of Landlord’s Related Entities may be vacated and set aside at any time, and (e) no writ of execution will ever be levied against the assets of any of Landlord’s Related Entities. The covenants and agreements set forth in this Section shall be enforceable by Landlord and/or by any of Landlord’s Related

Entities. If Landlord fails to give any consent that a court later holds Landlord was required to give under the terms of this Lease, Tenant shall be entitled solely to specific performance and such other remedies as may be specifically reserved to Tenant under this Lease, but in no event shall Landlord be responsible for monetary damages (including incidental and consequential damages) for such failure to give consent.

24. GENERAL PROVISIONS

24.1 Action or Defense by Tenant. Any claim, demand or right of defense of any kind by Tenant that is based upon or arises in any connection with this Lease or negotiations prior to its execution shall be barred unless Tenant commences an action thereon or initiates a legal proceeding or defense by reason thereof within six (6) months after the date Tenant knew or should have known of the occurrence of the event, act or omission to which the claim, demand or right of defense relates. Tenant acknowledges and understands that, after having had an opportunity to consult with legal counsel, the purpose of this paragraph is to shorten the time period within which Tenant would otherwise have to raise such claims, demands or rights of defense.

24.2 Arbitration and Mediation; Waiver of Jury Trial. Except as provided in this Section, if any dispute ensues between Landlord and Tenant arising out of or concerning this Lease, and if said dispute cannot be settled through direct discussions between the parties, the parties shall first to attempt to settle the dispute through mediation before a mutually acceptable mediator. The cost of mediation shall be divided equally between the parties. Thereafter, any remaining, unresolved disputes or claims shall be resolved by binding arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction. The prevailing party in any such arbitration shall be entitled to recover reasonable costs and attorneys’ fees and costs as determined by the arbitrator; provided, however, that the foregoing provisions regarding mediation and arbitration shall not apply to any issue or claim that might properly be adjudicated in an unlawful detainer proceeding. Without limiting the foregoing, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim (including any claim of injury or damage and any emergency and other statutory remedy in respect thereof) brought by either against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the Premises.

24.3 Attorneys’ Fees. If Landlord brings any legal action or proceeding, declaratory or otherwise, arising out of this Lease, including any suit by Landlord to recover rent or possession of the Premises or otherwise to enforce this Lease, and attorneys’ fees and costs incurred in such proceeding may be awarded to the prevailing party. As used herein, “attorneys’ fees and costs” include without limitation attorneys’ fees and costs, printing, photocopying, duplicating and other expenses, air freight charges, fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, experts’ fees, appraisers’ fees, accountants’ fees, court costs, the fees of other professionals, costs incurred in connection with any and all arbitrations, mediations, post-judgment motions, contempt proceedings, garnishments, levies, debtor and third party examination, discovery and bankruptcy litigation. If Landlord issues notice(s) to pay rent, notice(s) to perform covenant, notice(s) of abandonment or similar documents as a result of Tenant’s default under this Lease, and if Tenant cures such default, Tenant shall pay to Landlord within fifteen (15) days of demand, the reasonable costs incurred by Landlord in preparing and delivering the same, including Landlord’s attorneys’ fees and costs.

24.4 Authority of Tenant. Tenant represents and warrants that it has full power and authority to execute and fully perform its obligations under this Lease pursuant to its governing instruments, without the need for any further action, and that the person(s) executing this Agreement on behalf of Tenant are the duly designated agents of Tenant and are authorized to do so. Prior to execution of this Lease, Tenant shall supply Landlord with such evidence as Landlord may request regarding the authority of Tenant to enter into this Lease. Any actual or constructive taking of possession of the Premises by Tenant shall constitute a ratification of this Lease by Tenant.

24.5 Binding Effect; Parties Benefited. Subject to the provisions of Article 18 restricting transfers by Tenant and subject to Section 24.26 regarding transfer of Landlord’s interest, all of the provisions of this Lease shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Except for Landlord’s employees and agents (including without limitation any property manager or property management firm engaged by Landlord with respect to the Premises), each of whom shall be entitled to the benefits of and shall be third party beneficiaries of the provisions of Articles 12 and 13, no third person shall be entitled to enforce or be entitled to any rights hereunder or be a third party beneficiary of any term or provision this Lease.

24.6 Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this transaction except only the broker(s) set forth in Section 1.11 of the Basic Lease Provisions, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this transaction. Tenant agrees to indemnify, protect, hold harmless and defend Landlord from and against any obligation or liability to pay any commission or compensation to any other party arising from the act or agreement of Tenant. Tenant acknowledges that certain partners, affiliates or members of Landlord, or their respective officers, directors, shareholders, members or employees, may hold real estate sales person or broker licenses, and additionally may be employees of Asset Management Group and as such may have negotiated, or may have a financial interest in, this transaction.

24.7 Construction. The headings and captions used in this Lease are for convenience only and are not a part of the terms and provisions of this Lease. In any provision relating to the conduct, acts or omissions of Tenant, the term “Tenant” shall include Tenant, its subtenants and assigns and their respective agents, employees, contractors, and invitees, and any others using the Premises with Tenant’s express or implied permission.

24.8 Counterparts. This Lease may be executed in multiple copies, each of which shall be deemed an original, but all of which shall constitute one Lease binding on all parties after all parties have signed such a counterpart.

24.9 Covenants and Conditions. Each provision to be performed by Tenant shall be deemed to be both a covenant and a condition.

24.10 Entire Agreement. This Lease, together with any and all exhibits, schedules, riders and addenda attached or referred to herein, constitutes the entire agreement between the parties with respect to the subject matter hereof. There are no oral or written agreements or representations between the parties hereto affecting this Lease, and this Lease supersedes, cancels and merges any and all previous verbal or written negotiations, arrangements, representations, brochures, displays, models, photographs, renderings, floor plans, elevations, projections, estimates, agreements and understandings if any, made by or between Landlord and Tenant and their agents, with respect to the subject matter, and none thereof shall be used to interpret, construe, supplement or contradict this Lease. This Lease and all amendments thereto is and shall be considered to be the only agreement between the parties hereto and their representatives and agents. There are no other representations or warranties between the parties, and all reliance with respect to representations is solely based upon the representations and agreements contained in this Lease.

24.11 Exhibits. Any and all exhibits, schedules, riders and addenda attached or referred to herein are hereby incorporated herein by reference.

24.12 Financial Statements. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as are reasonably requested by Landlord to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any proposed or actual lender or purchaser of the Premises designated by Landlord any financial statements required by such party to facilitate the sale, financing or refinancing of the Premises, including the past three (3) years’ financial statements. Tenant represents and warrants to Landlord that (a) each such financial statement is a true and accurate statement as of the date of such statement; and (b) at all times during the Lease Term or any extension thereof, Tenant’s net worth shall not be reduced below Tenant’s net worth as of the date of execution of this Lease. All such financial statements shall be received in confidence and shall be used only for the purposes set forth herein.

24.13 Force Majeure. If Landlord is delayed in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power. restrictive governmental laws, regulations or orders, governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations), riots, civil unrest or insurrection, war, terrorism, bioterrorism, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay that results from an interruption of any public utilities, or other unusual and unforeseeable delay not within the reasonable control of Landlord, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay.

24.14 Governing Law. This Lease shall be governed, construed and enforced in accordance with the laws of the State of California.

24.15 Joint and Several Liability. If more than one person or entity executes this Lease as Tenant, each of them is jointly and severally liable for all of the obligations of Tenant hereunder.

24.16 Modification. The provisions of this Lease may not be modified or amended, except by a written instrument signed by all parties.

24.17 Modification for Lender. If, in connection with obtaining financing or refinancing for the Premises or the Center, Landlord’s lender requests reasonable modifications to this Lease, Tenant will not unreasonably withhold or delay its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially and adversely affect Tenant’s rights hereunder.

24.18 Nondiscrimination. Tenant for itself and its officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, agrees to comply fully with any and all laws and other requirements prohibiting discrimination against any person or group of persons on account of race, color, religion, creed, sex, marital status, sexual orientation, national origin, ancestry, age, physical handicap or medical condition, in the use occupancy or patronage of the Premises and/or of Tenant’s business. Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord’s officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, from and against all damage and liability incurred by Landlord in the event of any violation of the foregoing covenant or because of any event of or practice of discrimination against any such persons or group of persons by Tenant or its officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, in accordance with the indemnification provisions of Article 13.

24.19 Notice. Any and all notices to either party shall be personally delivered, sent by recognized courier service (such as Federal Express or United Parcel Service), or sent by certified mail, return receipt requested, postage prepaid, addressed to the party to be notified at the address specified in Section 1.1, or at such other address as such party may from time to time designate in writing. Notice shall be deemed delivered on the date of personal delivery, on the date scheduled for delivery by such courier service, or three (3) business days after deposit in the U.S. Mail, certified, return receipt requested. Provided, however, that any notice required pursuant to California Code of Civil Procedure Sections 1161 et seq. may be given as provided in such sections. Any and all notices provided herein that Landlord may give setting forth or alleging any default or breach of this Lease, or of any failure of Tenant to perform its obligations hereunder shall be deemed to satisfy, and shall not be in addition to, any and all legal notices required prior to the commencement of an unlawful detainer action, including without limitation the notices required pursuant to California Code of Civil Procedure Sections 1161 et seq.

24.20 Partial Invalidity. If any provision of this Lease is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby. Each provision shall be valid and enforceable to the fullest extent permitted by law.

24.21 Quiet Enjoyment. Landlord agrees that Tenant, upon paying the rent and performing the terms, covenants and conditions of this Lease, may quietly have the right to use and occupy the Premises as against Landlord during the Lease Term, subject, however, to the lien and provisions of any mortgage or deed of trust to which this Lease is or becomes subordinate.

24.22 Recording; Non-Disclosure. Tenant shall not record this Lease or any memorandum hereof without Landlord’s prior written consent. Tenant shall not, without the express written consent of Landlord, disclose the terms or provisions of this Lease to any person, except for Tenant’s employees, agents, attorneys, officers and directors whose duties require such persons to be informed of such matters, or except as required by law.

24.23 Relationship of the Parties. Nothing contained in this Lease shall be deemed or construed as creating a partnership, joint venture, principal-agent, or employer-employee relationship between Landlord and any other person or entity (including, without limitation, Tenant) or as causing Landlord to be responsible in any way for the debts or obligations of such other person or entity.

24.24 Relocation of Tenant. Landlord shall not have the right to relocate Tenant during the initial Lease Term. However, during the Option Term, in the event Landlord requires the Premises for use in conjunction with other premises or for other reasons related to the planning program for the Center, Landlord, upon delivering written six (6) months prior written notice to Tenant (the “Relocation Notice”), shall have the right to relocate Tenant to other space in the Center, at Landlord’s sole cost and expense (except that Tenant shall bear the cost of moving and installing telecommunication systems), and the terms and conditions of the original Lease shall remain in full force and effect, except that the Premises will be in a new location. However, if the new space does not meet with Tenant’s reasonable approval, Tenant shall have the right to terminate this Lease upon delivering notice to Landlord within fifteen (15) days after Tenant’s receipt of the Relocation Notice. If Tenant elects to terminate this Lease pursuant to this Section, the termination shall be effective on the effective date of the proposed relocation of Tenant as indicated in the Relocation Notice.

24.25 Time of the Essence. Time is of the essence of each and every provision of this Lease.

24.26 Transfer of Landlord’s Interest. In the event of a sale, assignment, exchange or other disposition of Landlord’s interest in the Premises, other than a transfer for security purposes only, Landlord shall be relieved of all obligations and liabilities accruing hereunder after the effective date of said sale, assignment, exchange or other disposition, provided that any Security Deposit or other funds then held by Landlord in which Tenant has an interest are delivered to Landlord’s successor. The obligations to be performed by Landlord hereunder shall be binding on Landlord’s successors and assigns only during their respective periods of ownership.

24.27 Waiver. No provision of this Lease or the breach thereof shall be deemed waived, except by written consent of Landlord. A waiver of any such breach shall not be deemed a waiver of any preceding or succeeding breach of the same or any other provision. No delay or omission by Landlord in exercising any of its remedies shall impair or be construed as a waiver thereof, unless such waiver is expressly set forth in a writing signed by Landlord. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any previous breach by Tenant, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord’s knowledge of such previous breach at the time of acceptance of such rent.

24.28 OFAC Certification. Tenant and each Guarantor hereby jointly and severally certify, warrant, represent and covenant to and for the benefit of Landlord as follows: (a) Tenant and each of its subsidiaries, predecessors, agents, direct and indirect owners and their respective affiliates has at all applicable times been, is now and will in the future be, in compliance with U.S. Executive Order 13224 and no action, proceeding, investigation, charge, claim, report or notice has been filed, commenced or threatened against any of them alleging any failure to so comply; (b) neither Tenant nor any Guarantor or any of their respective agents, subsidiaries or other affiliates has, after due investigation and inquiry, knowledge or notice of any fact, event, circumstance, situation or condition which could reasonably be expected to result in any action, proceeding, investigation, charge, claim, report or notice being filed, commenced or threatened against any of them alleging any failure to comply with the Order, or the imposition of any civil or criminal penalty against any of them for any failure to so comply; (c) prior to any changes in direct or indirect ownership of Tenant or any Guarantor, Tenant shall give a written notice to Landlord signed by Tenant and each Guarantor advising Landlord in reasonable detail as to the proposed ownership change, and reaffirming that the representations and warranties herein contained will remain true and correct; and (d) Tenant hereby agrees to defend, indemnify, and hold harmless Landlord from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorney’s fees and costs) arising from or related to any breach of the foregoing certification.

THE SUBMISSION OF THIS LEASE FOR EXAMINATION AND/OR SIGNATURE BY TENANT IS NOT A COMMITMENT BY LANDLORD OR ITS AGENTS TO RESERVE THE PREMISES OR TO LEASE THE PREMISES TO TENANT. THIS LEASE SHALL BECOME EFFECTIVE AND LEGALLY BINDING ONLY UPON FULL EXECUTION AND DELIVERY BY BOTH LANDLORD AND TENANT. UNTIL LANDLORD DELIVERS A FULLY EXECUTED COUNTERPART HEREOF TO TENANT, LANDLORD HAS THE RIGHT TO OFFER AND TO LEASE THE PREMISES TO ANY OTHER PERSON TO THE EXCLUSION OF TENANT.

EXECUTED, by Landlord and Tenant as of the date first written above.

JBC Sorrento West. LLC,

a California limited liability company

By:	Redwood Land Company.

a California corporation. Manager

By:	John B. Clark, President

By:	Collins Sorrento West, LP,

a California limited partnership, General Partner

By:	Collins Development Company, Inc.

a California corporation, General Partner

By:

Its:

By:

Its:

TENANT:

Xenomics, Inc., a Florida corporation

By:

Title:

Driver’s License No.:
SSN/EIN:

By:

Title:

Driver’s License No.:

SSN/EIN:

ADDENDUM TO STANDARD INDUSTRIAL NET LEASE

(Xenomics, Inc. — 11055 Flintkote Ave, Suites B & C)

This ADDENDUM TO STANDARD INDUSTRIAL NET LEASE (“Addendum”) is attached to and made a part of that certain Standard Industrial Net Lease by and between JBC SORRENTO WEST, LLC, a California limited liability company, (“Landlord”), and XENOMICS, INC., a Florida corporation, (“Tenant”), dated October 28, 2009 (the “Lease”), for premises located at 11055 Flintkote Avenue, San Diego, California, 92121 (the “Premises”). Landlord and Tenant hereby agree that notwithstanding anything contained in the Lease to the contrary, the provisions set forth below shall be deemed to be a part of the Lease and shall supersede, to the extent appropriate, any contrary provision of the Lease. All references to the “Lease” in this Addendum shall be construed to mean the Lease, and any and all exhibits and/or other addenda thereto, as amended and supplemented by this Addendum. All capitalized terms used in this Addendum, unless specifically defined in this Addendum, shall have the same meaning as such terms have in the Lease.

25. Tenant Improvements. Landlord hereby agrees to construct the following Tenant Improvements, as illustrated in Exhibit “D.” All improvements shall be completed at Landlord’s sole cost and expense. All Tenant Improvements will be constructed in a manner that meet all building code and governmental requirements.

(1) Remove the janitor’s closet in Suite B and replace with a corridor between the office and lab space, including installation of two building standard doors with windows.

(2) Install one demising wall with building standard door with window in Suite C.

(3) Install a rubber strip or some other mechanism to be determined to seal the exterior doors at the back of the lab in Suites B & C.

Upon completion of Tenant Improvements, a new Exhibit “D” will be incorporated into the lease to reflect the changes made to the Premises. Tenant shall accept the remainder of the Premises in its current state and condition.

26. Right of First Offer on Adjacent Space. Provided that, at the time Tenant is entitled to any benefit under this Section, there exists no Event of Default on the part of Tenant under this Lease nor any condition that with the giving of notice or the passage of time or both would constitute an Event of Default on the part of Tenant under this Lease, Landlord agrees that it will offer to lease the space known as Suite A of the Building (the “Additional Space”) to Tenant prior to offering the Additional Space to any other entity. Tenant shall have five (5) business days after receipt of such offer to accept or reject the same. Tenant’s failure to accept Landlord’s offer in writing unconditionally and without change within such 5-day period shall constitute a rejection of such offer. The rental rate and term of occupancy applicable to the Additional Space shall be as determined by Landlord in its sole discretion.

27. Option to Extend Term.

27.1 Tenant shall have the option (the “Option”) to extend the Term of this Lease for one (1) additional period of two (2) years, an (“Option Term”) upon all of the terms and conditions of this Lease, other than the Minimum Monthly Rent, which shall be determined as described below. The Option must be exercised, if at all, by Tenant giving Landlord written notice of the exercise thereof no more than twelve (12) months and no less than six (6) months prior to the expiration of the Lease Term. Any failure of Tenant to give due notice of its exercise of the Option within the required time shall constitute an irrevocable election on the part of Tenant not to exercise the Option, and this Lease shall expire at the end of the Lease Term. Tenant shall have no other right to extend this Lease Term beyond the Option Term described herein. Notwithstanding anything set forth herein to the contrary, if on the date of giving the notice or the date the Option Term is to commence, there exists any Event of Default on the part of Tenant under this Lease, Tenant’s notice shall be deemed ineffective, the Option Term shall not commence and this Lease shall expire as scheduled. In addition, any due exercise of Tenant’s option hereunder shall be voidable by Landlord if, at the time of such exercise, there existed any condition of default on the part of Tenant with respect to which Landlord had given a notice of default under Section 21 and Tenant thereafter fails to cure such default within any applicable cure period.

27.2 The Minimum Monthly Rent during the Option Term initially shall be the “Fair Market Rental Value” of the Premises, as defined below, as of the first day of the Option Term; provided, however, that in no event shall the Minimum Monthly Rent for any portion of the Option Term be less than the Minimum Monthly Rent in effect for the last month of the Term immediately preceding the commencement of the Option Term, regardless of any determination of a Fair Market Rental Value pursuant to the other provisions of this Section that would result in a lower Minimum Monthly Rent.

27.3 Upon exercise of the Option, Landlord and Tenant shall, in good faith, attempt to reach a mutually acceptable Fair Market Rental Value of the Premises and consequent Minimum Monthly Rent for the Option Term. If Landlord and Tenant cannot agree upon the Fair Market Rental Value within thirty (30) business days of Tenant’s exercise of the Option, then within ten (10) days thereafter, (i) Tenant or Landlord may elect to void rescind Tenant’s exercise of the Option, or (ii) Landlord and Tenant shall each select and notify the other of the name of an “Evaluator,” who, for purposes of this Section, shall be an independent and impartial real estate professional (such as a licensed real estate agent) having more than ten years’ experience in the leasing of space comparable to the Premises. Each Evaluator shall promptly proceed to select a third Evaluator, who shall have the aforesaid qualifications of an Evaluator. Such third Evaluator shall determine the Fair Market Rental Value of the Premises and shall deliver to both Landlord and Tenant a copy of such determination within thirty (30) days after his or her appointment as the third Evaluator. The parties agree that the third Evaluator’s determination as aforesaid shall be considered as the Fair Market Rental Value of the Premises and shall be conclusive and binding upon Landlord and Tenant. If the original two Evaluators shall fail to agree upon the selection of a third Evaluator, the same shall be designated by the president of the San Diego Board of Realtors, or any successor organization thereto. Landlord and Tenant shall each pay any fees of their own Evaluator and shall share equally the fees of the third Evaluator, if any.

27.4 As used herein, the term “Fair Market Rental Value” shall mean the rent for space comparable to the Premises in the Sorrento Valley submarket of the City of San Diego that a willing, comparable Tenant would pay to a willing Landlord, neither of whom is compelled to rent, at arms length, on all of the terms and conditions of the Lease (other than the Minimum Monthly Rent, which is to be determined pursuant to this Section). In determining the Fair Market Rental Value, it shall be assumed that Landlord has fully paid any and all leasing costs (including without limitation tenant improvement costs, leasing commissions and tenant concessions), that might be prevalent in the marketplace. The determination of Fair Market Rental Value shall also include any appropriate adjustments over the term of the Option Term in the Minimum Monthly Rent based on the cost of living or otherwise (including any minimums and maximums in the adjustment thereof), and without regard to any leasing costs such as tenant improvement costs, leasing commissions and tenant concessions, that might be prevalent in the marketplace.

27.5 No brokerage commissions or fees shall be payable by Landlord in connection with any extension of the Lease Term pursuant to the Option contained in this Section.

28. Early Application of Security Deposit. If no Event of Default has occurred or been left uncured, and if all Rent has been timely paid and no late charge has ever been assessable pursuant to Article 21, a portion of the Security Deposit shall be applied to the Minimum Monthly Rent according to the following schedule:

Month 9 (September 2010):	$9,768.00
Month 15 (March 2011):	$10,824.00
Month 21 (September 2011):	$10,824.00
Month 27 (March 2012):	$11,352.00
Month 33 (September 2012):	$11,352.00

29. No Other Change. Except as specifically set forth in this Addendum, all of the terms and conditions of the Lease and any other addendum thereto shall remain unchanged and in full force and effect.

[Remainder of page intentionally left blank, signature page to follow]

EXECUTED, by Landlord and Tenant as of the date first written above.

JBC Sorrento West. LLC,

a California limited liability company

By:	Redwood Land Company.

a California corporation. Manager

By:	John B. Clark, President

By:	Collins Sorrento West, LP,

a California limited partnership, General Partner

By:	Collins Development Company, Inc.

a California corporation, General Partner

By:

Its:

By:

Its:

TENANT:

Xenomics, Inc., a Florida corporation

By:

Title:

Driver’s License No.:
SSN/EIN:

By:

Title:

Driver’s License No.:

SSN/EIN:

EXHIBIT “A”

SITE PLAN OF PREMISES

(Xenomics, Inc. — 11055 Flintkote Avenue, Suites B & C)

ROSELLE ST.
ESTUARY WAY
11080
11180
11175
11125
11095
11055
FLINTKOTE AVE
SORRENTO WEST

Tenant's Initials

EXHIBIT “B”

RULES AND REGULATIONS

The following Rules and Regulations shall apply to the Center. Tenant agrees to comply with the same and to require its agents, employees, contractors, customers and invitees to comply with the same. Landlord shall have the right from time to time to amend or supplement these Rules and Regulations, and Tenant agrees to comply, and to require its agents, employees, contractors, customers and invitees to comply, with such amended or supplemented Rules and Regulations, provided that (a) notice of such amended or supplemental Rules and Regulations is given to Tenant, and (b) such amended or supplemental Rules and Regulations apply uniformly to all tenants of the Center. If Tenant or its subtenants, employees, agents, or invitees violate any of these Rules and Regulations, resulting in any damage to the Center or increased costs of maintenance of the Center, or causing Landlord to incur expenses to enforce the Rules and Regulations, Tenant shall pay all such costs to Landlord. In the event of any conflict between the Lease and these or any amended or supplemental Rules and Regulations, the provisions of the Lease shall control.

1.

Tenant shall be responsible at its sole cost for the removal of all of Tenant’s refuse or rubbish. All garbage and refuse shall be disposed of outside of the Premises, shall be placed in the kind of container specified by Landlord, and shall be prepared for collection in the manner and at the times and places specified by Landlord. If Landlord provides or designates a service for picking up refuse and garbage, Tenant shall use the same at Tenant’s sole cost. Tenant shall not burn any trash or garbage of any kind in or about the Premises. If Landlord supplies janitorial services to the Premises, Tenant shall not, without Landlord’s prior written consent, employ any person or persons other than Landlord’s janitorial service to clean the Premises.

2.

No aerial, satellite dish, transceiver, or other electronic communication equipment shall be erected on the roof or exterior walls of the Premises, or in any other part of the Center, without Landlord’s prior written consent. Any aerial, satellite dish, transceiver, or other electronic communication equipment so installed without Landlord’s prior written consent shall be subject to removal by Landlord without notice at any time and without liability to Landlord.

3.

No loudspeakers, televisions, phonographs, radios, or other devices shall be used in a manner so as to be heard or seen outside of the Premises without Landlord’s prior written consent. Tenant shall conduct its business in a quiet and orderly manner so as not to create unnecessary or unreasonable noise. Tenant shall not cause or permit any obnoxious or foul odors that disturb the public or other occupants of the Center. If Tenant operates any machinery or mechanical equipment that causes noise or vibration that is transmitted to the structure of the Building, or to other parts of the Center, to such a degree as to be objectionable to Landlord or to any other occupant of the Center, Tenant shall install and maintain, at Tenant’s expense, such vibration eliminators or other devices sufficient to eliminate the objectionable noise or vibration.

4.

Tenant shall keep the outside areas immediately adjoining the Premises clean and free from dirt, rubbish, pallets and other debris to the satisfaction of Landlord. If Tenant fails to cause such outside areas to be maintained as required within twelve (12) hours after verbal notice that the same do not so comply, Tenant shall pay a fee equal to the greater of Fifty Dollars ($50.00) or the costs incurred by Landlord to clean up such outside areas.

5.

Tenant shall not store any merchandise, inventory, equipment, supplies, finished or semi-finished products, raw materials, or other articles of any nature outside the Premises (or the building constructed thereon if the Premises includes any outside areas) without Landlord’s prior written consent.

6.

Tenant and Tenant’s subtenants, employees, agents, or invitees shall park only the number of cars allowed under the Lease and only in those portions of the parking area designated for that purpose by Landlord. Upon request by Landlord, Tenant shall provide the license plate numbers of the cars of Tenant and Tenant’s employees in order to facilitate enforcement of this regulation. Tenant and Tenant’s employees shall not store vehicles or equipment in the parking areas, or park in such a manner as to block any of the accessways serving the Center and its occupants.

7.

The Premises shall not be used for lodging, sleeping, cooking, or for any immoral or illegal purposes, or for any purpose that will damage the Premises or the reputation thereof. Landlord reserves the right to expel from the Center any person who is intoxicated or under the influence of liquor or drugs or who shall act in violation of any of these Rules and Regulations. Tenant shall not conduct or permit any sale by auction on the Premises. No video, pinball, or similar electronic game machines of any description shall be installed, maintained or operated upon the Premises without the prior written consent of Landlord.

8.	Neither Tenant nor Tenant’s employees or agents shall disturb, solicit, or canvas any occupant of the Center, and Tenant shall take reasonable steps to discourage others from doing the same.

9.

Tenant shall not keep in, or allow to be brought into, the Premises or Center any pet, bird or other animal, other than “seeing-eye” dogs or other animals under the control of and specifically assisting any disabled person.

10.

The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be disposed of therein. The expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant. Tenant shall not waste or use any excessive or unusual amount of water.

11.	Tenant shall use, at Tenant’s cost, such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

12.

Tenant will protect the carpeting from undue wear by providing carpet protectors under chairs with casters, and by providing protective covering in carpeted areas where spillage or excessive wear may occur.

13.

Tenant shall be responsible for repair of any damage caused by the moving of freight, furniture or other objects into, within, or out of the Premises or the Center. No heavy objects (such as safes, furniture, equipment, freight, etc.) shall be placed upon any floor without Landlord’s prior written approval as to the adequacy of the allowable floor loading at the point where the objects are intended to be moved or stored. Landlord may specify the time of moving to minimize any inconvenience to other occupants of the Center. If the Building is equipped with a freight elevator, all deliveries to and from the Premises shall be made using the freight elevator during the time periods specified by Landlord, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate.

14.

Without Landlord’s prior written consent, no drapes or sunscreens of any nature shall be installed in the Premises and the sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the building shall not be covered or obstructed. Landlord shall have the right to specify the type of window coverings that may be installed, at Tenant’s expense. Tenant shall not mark, drive nails, screw or drill into, paint, or in any way deface any surface or part of the building. Notwithstanding the foregoing, Tenant may hang pictures, blackboards, or similar objects, provided Tenant repairs and repaints any nail or screw holes, and otherwise returns the premises to the condition required under the Lease and the expiration or earlier termination of the Lease Term. The expense of repairing any breakage, stoppage, or damage resulting from a violation of this rule shall be borne by Tenant.

15.

No electrical wiring, electrical apparatus, or additional electrical outlets shall be installed in the Premises without Landlord’s prior written approval. Any such installation not so approved by Landlord may be removed by Landlord at Tenant’s expense. Tenant may not alter any existing electrical outlets or overburden them beyond their designed capacity. Landlord reserves the right to enter the Premises, with reasonable notice to Tenant, for the purpose of installing additional electrical wiring and other utilities for the benefit of Tenant or adjoining tenants. Landlord will direct electricians as to where and how telephone and affixed wires are to be installed in the Premises. The location of telephones, call boxes, and other equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

16.

If Tenant’s use of the Premises involves the sale and/or preparation of food, Tenant shall at all times maintain a health department rating of “A” (or such other highest health department or similar rating as is available). Any failure by Tenant to maintain such “A” rating twice in any twelve (12) month period shall, at the election of Landlord, constitute a noncurable Event of Default under the Lease.

17.	Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

18.	Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

19.

If Tenant occupies any air-conditioned space, Tenant shall keep entry doors opening onto corridors, lobby or courtyard closed at all times. All truck and loading doors shall be closed at all times when not in use.

20.

Tenant shall not paint any floor of the Premises without Landlord’s prior written consent. Prior to surrendering the Premises upon expiration or termination of the Lease. Tenant shall remove any paint or sealer therefrom (whether or not previously permitted by Landlord) and restore the floor to its original condition as of the Commencement Date, reasonable wear and tear excepted. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord.

Tenant’s Initials

EXHIBIT “C”

SIGN CRITERIA

All proposed signs must be submitted to the Property Manager for approval prior to installation. For information regarding the signage, please contact:

Jelita Mayville

     Property Manager

                  Asset Management Group

                     11750 Sorrento Valley Road

            San Diego, CA 92121

  (858) 481-7767

Tenant’s Initials

EXHIBIT “D”

TENANT IMPROVEMENTS

(Xenomics, Inc. — 11055 Flintkote Avenue, Suites B & C)

LAB
COLD ROOM
ANTE-ROOM
LAB
LAB
LAB
LAB IT. ROOM
GLASS WASH
MEN
WOMEN
WARM RM.
WARM RM.
COLD RM.
OPEN OFFICE AREA
BREAK RM.
OFFICE
OFFICE
OFFICE

FLOOR PLAN

11055 FLINTKOTE AVE., SUITES B & C
SAN DIEGO, CA

NOTES:

- (A) RE-INSTALL MISSING DOOR, REPLACEMENT DOOR NEEDS A WINDOW.
- (B) REMOVE WALL, INSTALL DOOR WITH WINDOW TO CREATE PASSAGE TO REAR LAB.
- (C) CONSTRUCT WALL AND INSTALL DOOR.
- (D) WEATHERIZE OR INSTALL SECONDARY DOOR TO SEAL OFF LAB FROM OUTSIDE.
- (E) DEAD BOLT DOOR SHUT.
- (F) CONSTRUCT NEW FILLER STUD WALL.
- (G) PROVIDE NEW 3' DOOR TO MATCH EXISTING.
- (H) REMOVE DOOR AND CONSTRUCT NEW FILLER STUD WALL.

Tenant's Initials

FIRST AMENDMENT TO STANDARD INDUSTRIAL NET LEASE

THIS FIRST AMENDMENT TO STANDARD INDUSTRIAL NET LEASE (this “Amendment”) is entered into as of this 28th day of September, 2011 (“Execution Date”), by and between BMR-SORRENTO WEST LLC, a Delaware limited liability company (“Landlord,” as successor-in-interest to JBC Sorrento West, LLC, a California limited liability company (“Original Landlord”)), and TROVAGENE, INC., a Delaware corporation (“Tenant.” as successor-by-merger to Xenomics, Inc., a Florida corporation (“Original Tenant”)).

RECITALS

A. WHEREAS, Original Landlord and Original Tenant entered into that certain Standard Industrial Net Lease dated as of October 28, 2009 and Addendum to Standard Industrial Net Lease attached thereto (as the same may have been amended, supplemented or modified from time to time, collectively, the “Lease, whereby Tenant leases certain premises consisting of approximately 5,280 Rentable Square Feet, commonly known as known as Suites B and C (the “Current Premises”) from Landlord in one of the buildings at 11055 Flintkote Avenue in San Diego, California (the “Building”);

B. WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant additional space located at 11055 Flintkote Avenue, San Diego, California, consisting of approximately two thousand seven hundred sixty-one (2,761) Rentable Square Feet, commonly known as Suite A, as depicted on Exhibit A attached hereto (the “Additional Premises”); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease”.

2. Lease of Additional Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Additional Premises as of the Additional Premises Term Commencement Date (as defined below) for use by Tenant in accordance with the Permitted Use and in accordance with the terms and conditions of the Amended Lease. From and after the Execution Date, the “Premises.” as defined in the Amended Lease, shall (a) consist of the Current Premises and the Additional Premises and (b) contain approximately eight thousand forty-one (8,041) Rentable Square Feet.

BMR form dated 3/16/11

Approved by:

BMFl-Legal

    /s/ CMS

3. Term. The Expiration Date is hereby changed to the date that is thirty-nine (39) months after the Execution Date. The Term for the Additional Premises shall commence on the Execution Date and expire on the Expiration Date. The period from the Execution Date through the Expiration Date is referred to herein as the “Additional Premises Term”.

4. Minimum Monthly Rent. Notwithstanding anything in the Amended Lease to the contrary, Tenant shall pay to Landlord Minimum Monthly Rent with respect to the Additional Premises, commencing on the Execution Date, in accordance with the below chart.

Dates	Rentable Square Feet	Minimum Monthly Rent per Rentable Square Foot	Minimum Monthly Rent	Annual Minimum Monthly Rent
Months 1-3	2,761	$0.00 monthly	$0.00	N/A
Months 4-15	2,761	$2.25 monthly	$6,212.25	$74,547.00
Months 16-27	2,761	$2.32 monthly	$6,405.52	$76,866.24
Months 28-39	2,761	$2.39 monthly	$6,598.79	$79,185.48

5. Security Deposit. Tenant’s right to apply a portion of the Security Deposit to Minimum Monthly Rent due for March 2012 and September 2012 as detailed in Section 28 of the Addendum to Standard Industrial Net Lease is hereby deleted and of no further force or effect.

6. Additional Rent. In addition to Minimum Monthly Rent, from and after the Additional Premises Term Commencement Date, Tenant shall pay to Landlord, Additional Rent (as defined in the Lease) with respect to the Additional Premises and all other amounts that Tenant assumes or agrees to pay under the provisions of the Lease with respect to the Additional Premises that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of the Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.

7. Tenant’s Pro Rata Share. Notwithstanding anything in the Amended Lease to the contrary, from and after the Execution Date, Tenant’s Share shall equal Tenant’s Pro Rata Shares of the Building and the Project set forth in the table below, subject to further modification in accordance with the Amended Lease. Accordingly, Tenant’s Percentage set forth in Section 1.7 of the Lease is hereby deleted and replaced with the following chart:

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Definition or Provision	Means the Following (As of the Additional Premises Term Commencement Date)

Approximate Rentable Square Footage of Current Premises	5,280 square feet
Approximate Rentable Square Footage of Additional Premises	2,761 square feet

Approximate Rentable Square Footage of Premises	8,041 square feet

Approximate Rentable Square Footage of Building	19,914 square feet

Approximate Rentable Square Footage of Project	163,799 square feet

Tenant’s Pro Rata Share of Building	40.38%

Tenant’s Pro Rata Share of Project	4.91%

8. HVAC Maintenance. The following language from Section 7.2 of the Lease shall be deleted in its entirety and of no further force and effect: “Landlord shall keep in force a preventive maintenance contract providing for the regular (at least quarterly) inspection and maintenance of the heating and air conditioning system (including leaks around ducts, pipes, vents, and other parts of the air conditioning) by a reputable licensed heating and air conditioning contractor acceptable to Landlord and the cost of such maintenance shall be passed through to Tenant as an Operating Cost. Tenant shall pay its Share of such maintenance and repair costs incurred by Landlord, to the extent such obligation exceeds any amount thereof impounded under Section 4.4, within fifteen (15) days after receipt of a statement from Landlord.” The following language shall be added to the end of Section 7.1 of the Lease:

“Tenant shall keep in force a preventive maintenance contract providing for the regular (at least quarterly) inspection and maintenance of the heating and air conditioning system (including leaks around ducts, pipes, vents, and other parts of the air conditioning) by a reputable licensed heating and air conditioning contractor acceptable to Landlord and the cost of such maintenance shall be paid directly by Tenant.”

9. Parking. Tenant shall be entitled to Tenant’s Share of parking.

10. Right of First Offer. Section 26 of the Lease is hereby deleted in its entirety and is of no further force or effect.

11. Address for Notices. Landlord’s address for notices set forth in Section 1.1 of the Lease is hereby replaced with the following:

BMR-Sorrento West LLC

      17190 Bernardo Center Drive

    San Diego, California 92128

                         Attn: Vice President, Real Estate Counsel

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12. Condition of Premises. Tenant acknowledges that (a) it is fully familiar with the condition of the Additional Premises and, notwithstanding anything contained in the Amended Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Additional Premises Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare (i) the Current Premises for Tenant’s continued occupancy or (ii) the Additional Premises for Tenant’s occupancy for the Additional Premises Term, or to pay for any improvements to the Current Premises or Additional Premises, except (w) as may be expressly provided in the Amended Lease, (x) that Landlord shall install a door to the laboratory portion of the Additional Premises, (y) that Landlord shall patch a hole in the drywall in the office portion of the Additional Premises and (z) that Landlord shall replace any missing ceiling tiles in the laboratory portion of the Additional Premises.

13. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment (“Broker”), and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

14. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

15. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

16. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

17. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-SORRENTO WEST LLC,
a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

TROVAGENE, INC.,

a Delaware corporation
By:	/s/ David J. Robbins
Name:	David J. Robbins
Title:	Vice President, Research & Development

EXHIBIT A

ADDITIONAL PREMISES

[See attached]

FLOOR PLAN
1055 FLINTKOTE AVE.
SAN DIEGO, CA

US-DOCS\124141072.1

SECOND AMENDMENT TO STANDARD INDUSTRIAL NET LEASE

THIS SECOND AMENDMENT TO STANDARD INDUSTRIAL NET LEASE (this “Amendment”) is entered into as of this 27th day of December, 2011 (“Execution Date”), by and between BMR-SORRENTO WEST LLC, a Delaware limited liability company (“Landlord,” as successor-in-interest to JBC Sorrento West, LLC, a California limited liability company (“Original Landlord”)), and TROVAGENE, INC., a Delaware corporation (“Tenant,” as successor-by-merger to Xenomics, Inc., a Florida corporation (“Original Tenant”)).

RECITALS

A. WHEREAS, Original Landlord and Original Tenant entered into that certain Standard Industrial Net Lease dated as of October 28, 2009 and Addendum to Standard Industrial Net Lease attached thereto (collectively, the “Original Lease”), as amended by that certain First Amendment to Standard Industrial Net Lease dated as of September 28, 2011 (the “First Amendment” and, together with the Original Lease, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises consisting of a total of approximately eight thousand forty-one (8,041) Rentable Square Feet and comprised of the following spaces: (i) the “Current Premises” consisting approximately five thousand two hundred eighty (5,280) Rentable Square Feet, commonly known as known as Suites B and C and (ii) the “Additional Premises” consisting of approximately two thousand seven hundred sixty-one (2,761) Rentable Square Feet, commonly known as Suite A (the “Additional Premises” and, together with the Current Premises, the “Premises”) from Landlord in the building at 11055 Flintkote Avenue in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to establish the Minimum Monthly Rent with respect to the Current Premises during the Additional Premises Term (as defined in the First Amendment); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Minimum Monthly Rent. Tenant shall pay to Landlord Minimum Monthly Rent with respect to Current Premises, on the dates and in the amounts set forth in the chart below:

BMR form dated 10/12/11

Approved by:

BMR-Legal

            CMS

Dates	Rentable Square Feet	Minimum Monthly Rent	Annual Minimum Monthly Rent
March 1, 2013 - February 28,2014	5,280	$11,693	$140,316
March 1, 2014 - December 27,2014	5,280	$12,044	$144,528

3. Additional Rent. In addition to Minimum Monthly Rent, during the Additional Premises Term, Tenant shall pay to Landlord, Additional Rent (as defined in the Lease) with respect to the Current Premises and all other amounts that Tenant assumes or agrees to pay under the provisions of the Lease with respect to the Current Premises that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of the Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.

4. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is”, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s continued occupancy or to pay for any improvements to the Premises, except as may be expressly provided in the Lease.

5. Additional Premises Term Commencement Date. All references to the “Additional Premises Term Commencement Date” in the First Amendment (a) are hereby deleted and replaced with “Execution Date” and (b) shall mean and refer to the Execution Date defined in the First Amendment (i.e. September 28, 2011).

6. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

7. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

8. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

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9. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

10. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-SORRENTO WEST LLC,
a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

TROVAGENE, INC.,
a Delaware corporation

By:	/s/ Stephen Zaniboni
Name:	Stephen Zaniboni
Title:	CFO

THIRD AMENDMENT TO STANDARD INDUSTRIAL NET LEASE

THIS THIRD AMENDMENT TO STANDARD INDUSTRIAL NET LEASE (this “Amendment”) is entered into as of this 22nd day of October, 2012 (the “Execution Date”), by and between BMR-SORRENTO WEST LP, a Delaware limited partnership (“Landlord,” as successor-in-interest to JBC Sorrento West, LLC (“Original Landlord”)), and TROVAGENE, INC., a Delaware corporation (“Tenant,” as successor-by-merger to Xenomics, Inc. (“Original Tenant”)).

RECITALS

A. WHEREAS, Original Landlord and Original Tenant entered into that certain Standard Industrial Net Lease dated as of October 28, 2009 and Addendum to Standard Industrial Net Lease attached thereto (collectively, the “Original Lease”), as amended by that certain First Amendment to Standard Industrial Net Lease dated as of September 28, 2011 (the “First Amendment”) and that certain Second Amendment to Standard Industrial Net Lease dated as of December 27, 2011 (the “Second Amendment,” collectively, as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises consisting of a total of approximately eight thousand forty-one (8,041) Rentable Square Feet and comprised of the following spaces: (i) the “Current Premises” consisting of approximately five thousand two hundred eighty (5,280) Rentable Square Feet, commonly known as known as Suites B and C and (ii) the “Additional Premises” consisting of approximately two thousand seven hundred sixty-one (2,761) Rentable Square Feet, commonly known as Suite A (the “Additional Premises” and, together with the Current Premises, the “Premises”) from Landlord in the building at 11055 Flintkote Avenue in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to extend the Lease Term; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

2. Lease Term Extension. The Lease Term is hereby extended for approximately thirty-six (36) months and the Expiration Date is hereby amended to mean December 31, 2017. The period from December 28, 2014 through the new Expiration Date is referred to herein as the “Extension Term.”

3. Minimum Monthly Rent. Commencing on the first day of the Extension Term, Tenantshall pay to Landlord Minimum Monthly Rent for the Premises in accordance with the chart below:

Dates	Rentable Square Feet	Minimum Monthly Rent per Rentable Square Foot	Minimum Monthly Rent		Annual Minimum Monthly Rent
December 28, 2014 - December 27, 2015	8,041	$2.35	$18,896.35		$226,756.20
December 28, 2015 - December 27, 2016	8,041	$2.42	$19,459.22		$233,510.64
December 28, 2016 - December 27, 2017	8,041	$2.49	$20,022.09		$240,265.08
December 28, 2017 - December 31, 2017	8,041	$2.57	$20,665.37	*	$247,984.44	*

*	Note: Rental amounts are based on a full calendar month and calendar year, as applicable.

4. Tenant Improvements.

4.1 Tenant shall cause the work (the “Tenant Improvements”) described in the Work Letter attached hereto as Exhibit A (the “Work Letter”) to be constructed in the Premises pursuant to the Work Letter at a cost to Landlord not to exceed One Hundred Forty-Four Thousand Seven Hundred Thirty-Eight Dollars ($144,738) (based upon Eighteen Dollars ($18) per Rentable Square Foot of Premises (the “TI Allowance”). The TI Allowance may be applied to the costs of (n) construction, (o) project review by Landlord (which fee shall equal three percent (3%) of the cost of the Tenant Improvements, including the TI Allowance), (p) space planning, architect, engineering and other related services performed by third parties unaffiliated with Tenant, (q) building permits and other taxes, fees, charges and levies by governmental authorities for permits or for inspections of the Tenant Improvements, and (r) costs and expenses for labor, material, equipment and fixtures. In no event shall the TI Allowance be used for (v) the cost of work that is not authorized by the Approved Plans (as defined in the Work Letter) or otherwise approved in writing by Landlord, (w) payments to Tenant or any affiliates of Tenant, (x) the purchase of any furniture, personal property or other non-building system equipment, (y) costs resulting from any default by Tenant of its obligations under the Amended Lease or (z) costs that are recoverable by Tenant from a third party (e.g., insurers, warrantors, or tortfeasors).

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4.2 Tenant shall have until the date (the “TI Deadline”) that is the earlier of (a) eight (8) months after the Execution Date and (b) one hundred thirty-five (135) days after Substantial Completion (as defined below) of the Tenant Improvements to expend the unused portion of the TI Allowance, after which date Landlord’s obligation to fund such costs shall expire. In the event Tenant does not use the entire TI Allowance by the TI Deadline, Tenant shall be entitled to a rent credit equal to the lesser of (a) the unused portion of the TI Allowance and (b) Eight Dollars ($8) per Rentable Square Foot of Premises. Tenant shall deliver to Landlord (y) a certificate of occupancy for the Premises suitable for the Permitted Use and (b) a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor. The term “Substantially Complete” or “Substantial Completion” means that the Tenant Improvements are substantially complete in accordance with the Approved Plans (as defined in the Work Letter), except for minor punch list items.

4.3 Upon the expiration or earlier termination of the Amended Lease, Tenant shall not be required to remove any Tenant Improvements approved by Landlord in accordance with the Work Letter. Such Tenant Improvements shall be and remain the property of Landlord, shall not be removed by Tenant at any time during the Lease Term and, upon the expiration or earlier termination of the Amended Lease, shall remain upon and be surrendered with the Premises as a part thereof.

5. Landlord Work. Landlord, at its sole cost and expense, shall replace the current sixty (60) kilowatt back-up generator serving the Premises with a new one hundred twenty-five (125) kilowatt back-up generator (the “Generator”) and connect the Generator to the Premises’ emergency electrical panel (the “Landlord Work”). Tenant shall be entitled to use up to its proportionate share (after deducting any power from the Generator required for the Common Areas) of power from the Generator on a non-exclusive basis with other tenants in the Building. The cost of maintaining, repairing and replacing the Generator shall constitute Operating Costs. Landlord expressly disclaims any warranties with regard to the Generator or the installation thereof, including any warranty of merchantability or fitness for a particular purpose. Landlord shall maintain the Generator in good working condition, but shall not be liable for any failure to make any repairs or to perform any maintenance that is an obligation of Landlord unless such failure shall persist for thirty (30) days after Tenant provides Landlord with written notice of the need for such repairs or maintenance (subject to extension on a day-for-day basis as a result of Force Majeure and any other event outside of Landlord’s control); provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be liable unless Landlord does not commence performance within such thirty (30) day period and thereafter diligently prosecute the same to completion. The provisions of Article 10 of the Lease shall apply to the Generator.

6. Rooftop Installation Area.

6.1 Tenant may use those portions of the roof of the Building approved in writing by Landlord (the “Rooftop Installation Area”) solely to operate, maintain, repair and replace rooftop antennae, mechanical equipment, communications antennas and other equipment installed by Tenant in the Rooftop Installation Area in accordance with this Article (“Tenant’s Rooftop Equipment”). Tenant’s Rooftop Equipment shall be only for Tenant’s use of the Premises for the Permitted Use.

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6.2 Tenant shall install Tenant’s Rooftop Equipment at its sole cost and expense, at such times and in such manner as Landlord may reasonably designate, and in accordance with this Article and the applicable provisions of the Lease regarding Alterations. Tenant’s Rooftop Equipment and the installation thereof shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld. Among other reasons, Landlord may withhold approval if the installation or operation of Tenant’s Rooftop Equipment could reasonably be expected to damage the structural integrity of the Building or to transmit vibrations or noise or cause other adverse effects beyond the Premises to an extent not customary in first class laboratory buildings, unless Tenant implements measures that are acceptable to Landlord in its reasonable discretion to avoid any such damage or transmission.

6.3 Tenant shall comply with any roof or roof-related warranties. Tenant shall obtain a letter from Landlord’s roofing contractor within thirty (30) days after completion of any Tenant work on the rooftop stating that such work did not affect any such warranties. Tenant, at its sole cost and expense, shall inspect the Rooftop Installation Area at least annually, and correct any loose bolts, fittings or other appurtenances and repair any damage to the roof caused by the installation or operation of Tenant’s Rooftop Equipment. Tenant shall not permit the installation, maintenance or operation of Tenant’s Rooftop Equipment to violate any applicable laws or constitute a nuisance. Tenant shall pay Landlord within thirty (30) days after demand (a) all applicable taxes, charges, fees or impositions imposed on Landlord by governmental authorities as the result of Tenant’s use of the Rooftop Installation Areas in excess of those for which Landlord would otherwise be responsible for the use or installation of Tenant’s Rooftop Equipment and (b) the amount of any increase in Landlord’s insurance premiums as a result of the installation of Tenant’s Rooftop Equipment. Upon Tenant’s written request to Landlord, Landlord shall use commercially reasonable efforts to cause other tenants to remedy any interference in the operation of Tenant’s Rooftop Equipment caused by any such tenants’ equipment installed after the applicable piece of Tenant’s Rooftop Equipment; provided, however, that Landlord shall not be required to request that such tenants waive their rights under their respective leases.

6.4 If Tenant’s Rooftop Equipment (a) causes physical damage to the structural integrity of the Building, (b) interferes with any telecommunications, mechanical or other systems located at or near or servicing the Building or the Center that were installed prior to the installation of Tenant’s Rooftop Equipment, (c) interferes with any other service provided to other tenants in the Building or the Center by rooftop or penthouse installations that were installed prior to the installation of Tenant’s Rooftop Equipment or (d) interferes with any other tenants’ business, in each case in excess of that permissible under Federal Communications Commission regulations, then Tenant shall cooperate with Landlord to determine the source of the damage or interference and promptly repair such damage and eliminate such interference, in each case at Tenant’s sole cost and expense, within ten (10) days after receipt of notice of such damage or interference (which notice may be oral; provided that Landlord also delivers to Tenant written notice of such damage or interference within twenty-four (24) hours after providing oral notice).

6.5 Landlord reserves the right to cause Tenant to relocate Tenant’s Rooftop Equipment to comparably functional space on the roof or in the penthouse of the Building by giving Tenant prior written notice thereof. Landlord agrees to pay the reasonable costs thereof. Tenant shall arrange for the relocation of Tenant’s Rooftop Equipment within sixty (60) days after receipt of Landlord’s notification of such relocation. In the event Tenant fails to arrange for relocation within such sixty (60)-day period, Landlord shall have the right to arrange for the relocation of Tenant’s Rooftop Equipment in a manner that does not unnecessarily interrupt or interfere with Tenant’s use of the Premises for the Permitted Use.

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7. Utilities. Within thirty (30) days after the Execution Date, Tenant shall cause the electric and gas service supplied to the Premises to be transferred into Tenant’s name and shall pay the applicable utility provider directly for all amounts due in accordance with Article 10 of the Lease.

8. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Premises and, notwithstanding anything contained in the Amended Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s continued occupancy for the Extension Term or to pay for any improvements to the Premises, except as may be expressly provided in this Amendment.

9. Relocation Space. Upon Tenant’s written request, Landlord shall endeavor to provide expansion space within the Center or to relocate Tenant to a larger space within the Center or at another property owned by Landlord or an affiliate of Landlord; provided, that, in each case, Landlord (or Landlord’s affiliate) and Tenant can mutually agree upon acceptable terms for such relocation or expansion space, as applicable. Landlord shall endeavor to provide Tenant with any such relocation options (or the lack thereof) within ten (10) business days after Landlord’s receipt of Tenant’s written request therefor. For purposes of clarity, Landlord’s and Tenant’s inability to mutually agree upon the terms for any relocation or expansion space shall not affect the validity of the Amended Lease in any way and the Amended Lease shall continue in full force and effect.

10. Option to Extend Term. Tenant shall have the option (the “Option”) to extend the Lease Term by three (3) years as to the entire Premises (and no less than the entire Premises) upon the following terms and conditions. Any extension of the Lease Term pursuant to the Option shall be on all the same terms and conditions as the Amended Lease, except as follows:

10.1 Minimum Monthly Rent at the commencement of the Option term shall equal the then-current fair market value for comparable office and laboratory space in the Sorrento Valley submarket of comparable age, quality, level of finish and proximity to amenities and public transit (“FMV”), and in each case shall be further increased on each annual anniversary of the Option term commencement date by three percent (3%). Tenant may, no more than twelve (12) months prior to the date the Lease Term is then scheduled to expire, request Landlord’s estimate of the FMV for the Option term. Landlord shall, within fifteen (15) days after receipt of such request, give Tenant a written proposal of such FMV. If Tenant gives written notice to exercise the Option, such notice shall specify whether Tenant accepts Landlord’s proposed estimate of FMV. If Tenant does not accept the FMV, then the parties shall endeavor to agree upon the FMV, taking into account all relevant factors, including (m) the size of the Premises, (n) the length of the Option term, (o) rent in comparable buildings in the relevant submarket, including concessions offered to new tenants, such as free rent, tenant improvement allowances, moving allowances and brokerage commissions, (p) Tenant’s creditworthiness and (q) the quality and location of the Building and the Center. In the event that the parties are unable to agree upon the FMV within thirty (30) days after Tenant notifies Landlord that Tenant is exercising the Option, then either party may request that the same be determined as follows: a MAI appraiser with local knowledge of the Sorrento Valley laboratory/research and development leasing submarket (the “Baseball Arbitrator”) shall be selected and paid for jointly by Landlord and Tenant. If Landlord and Tenant are unable to agree upon the Baseball Arbitrator, then the same shall be designated by the local chapter of the American Arbitration Association or any successor organization thereto (the “AAA”). The

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Baseball Arbitrator selected by the parties or designated by the AAA shall (y) have at least ten (10) years’ experience in the leasing of laboratory/research and development space in the Sorrento Valley submarket and (z) not have been employed or retained by either Landlord or Tenant or any affiliate of either for a period of at least ten (10) years prior to appointment pursuant hereto. Each of Landlord and Tenant shall submit to the Baseball Arbitrator and to the other party its determination of the FMV. If the lower determination of the FMV is within ten percent (10%) of the higher determination of the FMV, then the average of the two determinations of the FMV shall be deemed the FMV. Otherwise, the Baseball Arbitrator shall grant to Landlord and Tenant a hearing and the right to submit evidence and the Baseball Arbitrator shall determine which of the two (2) FMV determinations more closely represents the actual FMV. If the average of the two (2) FMV determinations is not used as set forth above, the arbitrator may not select any other FMV for the Premises other than one submitted by Landlord or Tenant. The FMV selected by the Baseball Arbitrator (or determined by averaging the two (2) FMV determinations, if applicable) shall be binding upon Landlord and Tenant and shall serve as the basis for determination of Minimum Monthly Rent payable for the Option term. If, as of the commencement date of the Option term, the amount of Minimum Monthly Rent payable during the Option term shall not have been determined, then, pending such determination, Tenant shall pay Minimum Monthly Rent equal to the Minimum Monthly Rent payable with respect to the last year of the then-current Lease Term. After the final determination of Minimum Monthly Rent payable for the Option term, the parties shall promptly execute a written amendment to the Amended Lease specifying the amount of Minimum Monthly Rent to be paid during the Option term. Any failure of the parties to execute such amendment shall not affect the validity of the FMV determined pursuant to this Section.

10.2 The Option is not assignable separate and apart from the Amended Lease.

10.3 The Option is conditional upon Tenant giving Landlord written notice of its election to exercise the Option at least nine (9) months (but no more than twelve (12) months) prior to the end of the expiration of the then-current Lease Term. Time shall be of the essence as to Tenant’s exercise of the Option. Tenant assumes full responsibility for maintaining a record of the deadlines to exercise the Option. Tenant acknowledges that it would be inequitable to require Landlord to accept any exercise of the Option after the date provided for in this Section.

10.4 Notwithstanding anything contained in this Article to the contrary, Tenant shall not have the right to exercise the Option:

(a) During the time commencing from the date Landlord delivers to Tenant a written notice that Tenant is in default under any provisions of the Amended Lease and continuing until Tenant has cured the specified default to Landlord’s reasonable satisfaction; or

(b) At any time after any Event of Default as described in Article 21 of the Lease (provided, however, that, for purposes of this Section 10.4(b), Landlord shall not be required to provide Tenant with notice of such Event Default) and continuing until Tenant cures any such Event of Default, if such Event of Default is susceptible to being cured; or

(c) In the event that Tenant has defaulted in the performance of its monetary or other material obligations under the Amended Lease two (2) or more times and a service or late charge has become payable under Section 22.4 of the Lease for each of such defaults during the twelve (12)-month period immediately prior to the date that Tenant intends to exercise the Option, whether or not Tenant has cured such defaults.

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10.5 The period of time within which Tenant may exercise the Option shall not be extended or enlarged by reason of Tenant’s inability to exercise such Option because of the provisions of Section 10.4.

10.6 All of Tenant’s rights under the provisions of the Option shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Option if, after such exercise, but prior to the commencement date of the new term, (a) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of twenty (20) days after written notice from Landlord to Tenant, (b) Tenant fails to commence to cure a default (other than a monetary default) within thirty (30) days after the date Landlord gives notice to Tenant of such default or (c) Tenant has defaulted under this Lease two (2) or more times and a service or late charge under Section 22.4 of the Lease has become payable for any such default, whether or not Tenant has cured such defaults.

11. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Jones Lang LaSalle Brokerage, Inc. (“Broker”), and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

12. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

13. Notices. Notwithstanding anything in the Amended Lease to the contrary, any notice, consent, demand, invoice, statement or other communication required or permitted to be given hereunder shall be in writing and shall be given by personal delivery or by overnight delivery with a reputable nationwide overnight delivery service. If given by personal delivery, any such notice, consent, demand, invoice, statement or other communication shall be deemed delivered upon receipt; if given by overnight delivery, shall be deemed delivered one business (1) day after deposit with a reputable nationwide overnight delivery service. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Amended Lease should be sent to:

Trovagene, Inc.

11055 Flintkote Avenue, Suite B

San Diego, California 92121

Attn: Keith McCormick.

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14. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

15. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

16. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-SORRENTO WEST LP,
a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

TROVAGENE, INC.,
a Delaware corporation

By:	/s/ Stephen Zaniboni
Name:	/s/ Stephen Zaniboni
Title:	/s/ CFO

EXHIBIT A

WORK LETTER

This Work Letter (this “Work Letter”) is made and entered into as of the 22nd day of October, 2012, by and between BMR-SORRENTO WEST LP, a Delaware limited partnership (“Landlord”), and TROVAGENE, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of that certain Third Amendment to Standard Industrial Net Lease dated as of October 16, 2012 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Amendment”), by and between Landlord and Tenant for the Premises located at 11055 Flintkote Avenue in San Diego, California. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Amended Lease.

1. General Requirements.

1.1. Authorized Representatives.

(a) Landlord designates, as Landlord’s authorized representative (“Landlord’s Authorized Representative”), (i) Federico Mina as the person authorized to initial plans, drawings, approvals and to sign change orders pursuant to this Work Letter and (ii) an officer of Landlord as the person authorized to sign any amendments to this Work Letter or the Amended Lease. Tenant shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by the appropriate Landlord’s Authorized Representative. Landlord may change either Landlord’s Authorized Representative upon one (1) business day’s prior written notice to Tenant.

(b) Tenant designates Keith McCormick (“Tenant’s Authorized Representative”) as the person authorized to initial and sign all plans, drawings, change orders and approvals pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by Tenant’s Authorized Representative. Tenant may change Tenant’s Authorized Representative upon one (1) business day’s prior written notice to Landlord.

1.2. Schedule. The schedule for design and development of the Tenant Improvements, including the time periods for preparation and review of construction documents, approvals and performance, shall be in accordance with a schedule to be prepared by Tenant (the “Schedule”). Tenant shall prepare the Schedule so that it is a reasonable schedule for the completion of the Tenant Improvements. As soon as the Schedule is completed, Tenant shall deliver the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Such Schedule shall be approved or disapproved by Landlord within ten (10) business days after delivery to Landlord. Landlord’s failure to respond within such ten (10) business day period shall be deemed approval by Landlord. If Landlord disapproves the Schedule, then Landlord shall notify Tenant in writing of its objections to such Schedule, and the parties shall confer and negotiate in good faith to reach agreement on the Schedule. The Schedule shall be subject to adjustment as mutually agreed upon in writing by the parties, or as provided in this Work Letter.

1.3. Landlord’s Architects, Contractors and Consultants. Landlord hereby approves Tenant’s use of Biosources, Inc. as the general contractor for the construction of the Tenant Improvements. The architect, engineering consultants, design team, general contractor (if other than Biosources, Inc.) and subcontractors responsible for the construction of the Tenant Improvements shall be selected by Tenant and approved by Landlord, which approval Landlord shall not unreasonably withhold, condition or delay. Landlord may refuse to use any architects, consultants, contractors, subcontractors or material suppliers that Landlord reasonably believes could cause labor disharmony. All Tenant contracts related to the Tenant Improvements shall provide that Tenant may assign such contracts and any warranties with respect to the Tenant Improvements to Landlord at any time.

2. Tenant Improvements. All Tenant Improvements shall be performed by Tenant’s contractor, at Tenant’s sole cost and expense (subject to Landlord’s obligations with respect to any portion of the TI Allowance and in accordance with the Approved Plans (as defined below), the Schedule, the Approved Budget, the Amended Lease and this Work Letter. To the extent that the total projected cost of the Tenant Improvements (as projected by Landlord) exceeds the TI Allowance (such excess, the “Excess TI Costs”), Tenant shall advance to Landlord any Excess TI Costs within ten (10) days after receipt of an invoice therefor, but in any case before Tenant commences the Tenant Improvements. Any actual Excess TI Costs shall be distributed by Landlord in accordance with Section 6.3. If the actual Excess TI Costs are less than the Excess TI Costs paid by Tenant to Landlord, Landlord shall credit Tenant with the overage paid by Tenant against Tenant’s rent obligations, beginning after Landlord has completed the final accounting for the Tenant Improvements. If the cost of the Tenant Improvements (as projected by Landlord) increases over Landlord’s initial projection, then Landlord may notify Tenant and Tenant shall deposit any additional Excess TI Costs with Landlord in the same way that Tenant deposited the initial Excess TI Costs. If Tenant fails to pay, or is late in paying, any sum due to Landlord under this Work Letter, then Landlord shall have all of the rights and remedies set forth in the Amended Lease for nonpayment of rent (including the right to interest and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same shall be considered rent. All material and equipment furnished by Tenant or its contractors as the Tenant Improvements shall be new or “like new;” the Tenant Improvements shall be performed in a first-class, workmanlike manner; and the quality of the Tenant Improvements shall be of a nature and character not less than the Building standard. Tenant shall take, and shall require its contractors to take, commercially reasonable steps to protect the Premises during the performance of any Tenant Improvements, including covering or temporarily removing any window coverings so as to guard against dust, debris or damage.

2.1. Work Plans. Tenant shall prepare and submit to Landlord for approval schematics covering the Tenant Improvements prepared in conformity with the applicable provisions of this Work Letter (the “Draft Schematic Plans”). The Draft Schematic Plans shall contain sufficient information and detail to accurately describe the proposed design to Landlord and such other information as Landlord may reasonably request. Landlord shall notify Tenant in writing within ten (10) business days after receipt of the Draft Schematic Plans whether Landlord approves or objects to the Draft Schematic Plans and of the manner, if any, in which the Draft Schematic Plans are unacceptable. Landlord’s failure to respond within such ten (10) business day period shall be deemed approval by Landlord. If Landlord reasonably objects to the Draft Schematic Plans, then Tenant shall revise the Draft Schematic Plans and cause Landlord’s objections to be remedied in the revised Draft Schematic Plans. Tenant shall then resubmit the revised Draft Schematic Plans to Landlord for approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord’s approval of or objection to revised Draft Schematic Plans and Tenant’s correction of the same shall be in accordance with this Section until Landlord has approved the Draft Schematic Plans in writing or been deemed to have approved them. The iteration of the Draft Schematic Plans that is approved or deemed approved by Landlord without objection shall be referred to herein as the “Approved Schematic Plans.”

2.2. Construction Plans. Tenant shall prepare final plans and specifications for the Tenant Improvements that (a) are consistent with and are logical evolutions of the Approved Schematic Plans and (b) incorporate any other Tenant-requested (and Landlord-approved) Changes (as defined below). As soon as such final plans and specifications (“Construction Plans”) are completed, Tenant shall deliver the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Such Construction Plans shall be approved or disapproved by Landlord within ten (10) business days after delivery to Landlord. Landlord’s failure to respond within such ten (10) business day period shall be deemed approval by Landlord. If the Construction Plans are disapproved by Landlord, then Landlord shall notify Tenant in writing of its objections to such Construction Plans, and the parties shall confer and negotiate in good faith to reach agreement on the Construction Plans. Promptly after the Construction Plans are approved by Landlord and Tenant, two (2) copies of such Construction Plans shall be initialed and dated by Landlord and Tenant, and Tenant shall promptly submit such Construction Plans to all appropriate governmental authorities for approval. The Construction Plans so approved, and all change orders specifically permitted by this Work Letter, are referred to herein as the “Approved Plans.”

2.3. Changes to the Tenant Improvements. Any changes to the Approved Plans (each, a “Change”) shall be requested and instituted in accordance with the provisions of this Article 2 and shall be subject to the written approval of the non-requesting party in accordance with this Work Letter.

(a) Change Request. Either Landlord or Tenant may request Changes after Landlord approves the Approved Plans by notifying the other party thereof in writing in substantially the same form as the ALA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any requested Changes, including (a) the Change, (b) the party required to perform the Change and (c) any modification of the Approved Plans and the Schedule, as applicable, necessitated by the Change. If the nature of a Change requires revisions to the Approved Plans, then the requesting party shall be solely responsible for the cost and expense of such revisions and any increases in the cost of the Tenant Improvements as a result of such Change. Change Requests shall be signed by the requesting party’s Authorized Representative.

(b) Approval of Changes. All Change Requests shall be subject to the other party’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The non-requesting party shall have five (5) business days after receipt of a Change Request to notify the requesting party in writing of the non-requesting party’s decision either to approve or object to the Change Request. The non-requesting party’s failure to respond within such five (5) business day period shall be deemed approval by the non-requesting party.

2.4. Preparation of Estimates. Tenant shall, before proceeding with any Change, using its best efforts, prepare as soon as is reasonably practicable (but in no event more than five (5) business days after delivering a Change Request to Landlord or receipt of a Change Request) an estimate of the increased costs or savings that would result from such Change, as well as an estimate on such Change’s effects on the Schedule. Landlord shall have five (5) business days after receipt of such information from Tenant to (a) in the case of a Tenant-initiated Change Request, approve or reject such Change Request in writing, or (b) in the case of a Landlord-initiated Change Request, notify Tenant in writing of Landlord’s decision either to proceed with or abandon the Landlord-initiated Change Request.

3. Completion of Tenant Improvements. Tenant, at its sole cost and expense (except for the TI Allowance), shall perform and complete the Tenant Improvements in all respects (a) in substantial conformance with the Approved Plans, (b) otherwise in compliance with provisions of the Amended Lease and this Work Letter and (c) in accordance with applicable laws, the requirements of Tenant’s insurance carriers, the requirements of Landlord’s insurance carriers (to the extent Landlord provides its insurance carriers’ requirements to Tenant) and the board of fire underwriters having jurisdiction over the Premises. The Tenant Improvements shall be deemed completed at such time as Tenant shall furnish to Landlord (v) evidence satisfactory to Landlord that (i) all Tenant Improvements have been completed and paid for in full (which shall be evidenced by the architect’s certificate of completion and the general contractor’s unconditional waivers and releases of liens, each in a form acceptable to Landlord and complying with applicable laws), (ii) all Tenant Improvements have been accepted by Landlord, (iii) any and all liens related to the Tenant Improvements have either been discharged of record (by payment, bond, order of a court of competent jurisdiction or otherwise) or waived by the party filing such lien and (iv) no security interests relating to the Tenant Improvements are outstanding, (w) all certifications and approvals with respect to the Tenant Improvements that may be required from any governmental authority and any board of fire underwriters or similar body for the use and occupancy of the Premises, (x) certificates of insurance required by the Amended Lease to be purchased and maintained by Tenant, (y) an affidavit from Tenant’s architect certifying that all work performed in, on or about the Premises is in accordance with the Approved Plans and (z) complete drawing print sets and electronic CADD files on disc of all contract documents for work performed by their architect and engineers in relation to the Tenant Improvements.

4. Insurance.

4.1. Property Insurance. At all times during the period beginning with commencement of construction of the Tenant Improvements and ending with final completion of the Tenant Improvements, Tenant shall maintain, or cause to be maintained (in addition to the insurance required of Tenant pursuant to the Amended Lease), property insurance insuring Landlord, BioMed Realty, L.P. and BioMed Realty Trust, Inc., and their respective officers, directors, employees, agents, general partners, members, subsidiaries, affiliates and Lenders (“Landlord Parties”) as their interests may appear. Such policy shall, on a completed values basis for the full insurable value at all times, insure against loss or damage by fire, vandalism and malicious mischief and other such risks as are customarily covered by the so-called “broad form extended coverage endorsement” upon all Tenant Improvements and the general contractor’s and any subcontractors’ machinery, tools and equipment, all while each forms a part of, or is contained in, the Tenant Improvements or any temporary structures on the Premises, or is adjacent thereto;

provided that, for the avoidance of doubt, insurance coverage with respect to the general contractor’s and any subcontractors’ machinery, tools and equipment shall be carried on a primary basis by such general contractor or the applicable subcontractor(s). Tenant agrees to pay any deductible, and Landlord is not responsible for any deductible, for a claim under such insurance. Such property insurance shall contain an express waiver of any right of subrogation by the insurer against Landlord and Landlord Parties, and shall name Landlord and its affiliates as loss payees as their interests may appear.

4.2. Workers’ Compensation Insurance. At all times during the period of construction of the Tenant Improvements, Tenant shall, or shall cause its contractors or subcontractors to, maintain statutory workers’ compensation insurance as required by applicable laws.

5. Liability. Tenant assumes sole responsibility and liability for any and all injuries or the death of any persons, including Tenant’s contractors and subcontractors and their respective employees, agents and invitees, and for any and all damages to property caused by, resulting from or arising out of any act or omission on the part of Tenant, Tenant’s contractors or subcontractors, or their respective employees, agents and invitees in the prosecution of the Tenant Improvements. Tenant agrees to indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold Landlord and its affiliates, employees, agents and contractors; and any lender, mortgagee or beneficiary (each, a “Lender” and, collectively with Landlord and its affiliates, employees, agents and contractors, the “Landlord Indemnitees”) harmless from and against all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages, suits or judgments, and all reasonable expenses (including reasonable attorneys’ fees, charges and disbursements, regardless of whether the applicable demand, claim, action, cause of action or suit is voluntarily withdrawn or dismissed) incurred in investigating or resisting the same (collectively, “Claims”) due to, because of or arising out of any and all such injuries, death or damage, whether real or alleged, and Tenant and Tenant’s contractors and subcontractors shall assume and defend at their sole cost and expense all such Claims; provided, however, that nothing contained in this Work Letter shall be deemed to indemnify or otherwise hold Landlord harmless from or against liability caused by Landlord’s negligence or willful misconduct. Any deficiency in design or construction of the Tenant Improvements shall be solely the responsibility of Tenant, notwithstanding the fact that Landlord may have approved of the same in writing.

6. TI Allowance.

6.1. Application of TI Allowance. Landlord shall contribute, in the following order, the TI Allowance and any Excess TI Costs advanced by Tenant to Landlord toward the costs and expenses incurred in connection with the performance of the Tenant Improvements, in accordance with Article 4 of the Amendment. If the entire TI Allowance is not applied toward or reserved for the costs of the Tenant Improvements by the TI Deadline, then Tenant shall be entitled to a credit of such unused portion of the TI Allowance, but only to the extent set forth in Section 4.2 of the Amendment. If the entire Excess TI Costs advanced by Tenant to Landlord are not applied toward the costs of the Tenant Improvements, then Landlord shall promptly return such excess to Tenant following completion of the Tenant Improvements. Tenant may apply the TI Allowance for the payment of construction and other costs in accordance with the terms and provisions of the Amended Lease.

6.2. Approval of Budget for the Tenant Improvements. Notwithstanding anything to the contrary set forth elsewhere in this Work Letter or the Amended Lease, Landlord shall not have any obligation to expend any portion of the TI Allowance until Landlord and Tenant shall have approved in writing the budget for the Tenant Improvements (the “Approved Budget”). Prior to Landlord’s approval of the Approved Budget, Tenant shall pay all of the costs and expenses incurred in connection with the Tenant Improvements as they become due. Landlord shall not be obligated to reimburse Tenant for costs or expenses relating to the Tenant Improvements that exceed the amount of the TI Allowance. Landlord shall not unreasonably withhold, condition or delay its approval of any budget for Tenant Improvements that is proposed by Tenant.

6.3. Fund Requests. Upon submission by Tenant to Landlord of (a) a statement (a “Fund Request”) setting forth the total amount of the TI Allowance requested, (b) a summary of the Tenant Improvements performed using AIA standard form Application for Payment (G 702) executed by the general contractor and by the architect, (c) invoices from the general contractor, the architect, and any subcontractors, material suppliers and other parties requesting payment with respect to the amount of the TI Allowance then being requested, (d) unconditional lien releases from the general contractor and each subcontractor and material supplier with respect to previous payments made by either Landlord or Tenant for the Tenant Improvements in a form acceptable to Landlord and complying with applicable laws and (e) conditional lien releases from the general contractor and each subcontractor and material supplier with respect to the Tenant Improvements performed that correspond to the Fund Request each in a form acceptable to Landlord and complying with applicable laws, then Landlord shall, within thirty (30) days following receipt by Landlord of a Fund Request and the accompanying materials required by this Section, pay to (y) the applicable contractors, subcontractors and material suppliers or (z) Tenant (for reimbursement for payments made by Tenant to such contractors, subcontractors or material suppliers either prior to Landlord’s approval of the Approved Budget or as a result of Tenant’s decision to pay for the Tenant Improvements itself and later seek reimbursement from Landlord in the form of one lump sum payment in accordance with the Amended Lease and this Work Letter), the amount of Tenant Improvement costs set forth in such Fund Request or Landlord’s pari passu share thereof if Excess TI Costs exist based on the Approved Budget; provided, however, that Landlord shall not be obligated to make any payments under this Section until the budget for the Tenant Improvements is approved in accordance with Section 6.2 above, and any Fund Request under this Section shall be subject to the payment limits set forth in Section 6.2 above and Article 4 of the Amendment. For purposes of clarity, the election of whether Landlord pays the applicable contractors, subcontractors and material suppliers directly (pursuant to (y) above) or pays Tenant (pursuant to (z) above), shall be in Landlord’s sole discretion, provided that Landlord shall choose either (y) or (z).

7. Miscellaneous.

7.1. Number; Headings. Where applicable in this Work Letter, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The section headings of this Work Letter are not a part of this Work Letter and shall have no effect upon the construction or interpretation of any part hereof.

7.2. Attorneys’ Fees. If either party commences a demand, claim, action, cause of action or suit against the other party arising out of or in connection with this Work Letter, then the substantially prevailing party shall be reimbursed by the other party for all reasonable costs and expenses, including reasonable attorneys’ fees and expenses, incurred by the substantially prevailing party in such action or proceeding and in any appeal in connection therewith (regardless of whether the applicable demand, claim, action, cause of action or suit is voluntarily withdrawn or dismissed).

7.3. Time of Essence. Time is of the essence with respect to the performance of every provision of this Work Letter in which time of performance is a factor.

7.4. Covenant and Condition. Each provision of this Work Letter performable by Tenant shall be deemed both a covenant and a condition.

7.5. Withholding of Consent. Whenever consent or approval of either party is required, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth to the contrary.

7.6. Invalidity. Any provision of this Work Letter that shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Work Letter shall remain in full force and effect and shall be interpreted as if the invalid, void or illegal provision did not exist.

7.7. Interpretation. The language in all parts of this Work Letter shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

7.8. Successors. Each of the covenants, conditions and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs; legatees; devisees; executors; administrators; and permitted successors, assigns, sublessees. Nothing in this Section shall in any way alter the provisions of the Amended Lease restricting assignment or subletting.

7.9. Governing Law. This Work Letter shall be governed by, construed and enforced in accordance with the laws of the state in which the Premises are located, without regard to such state’s conflict of law principles.

7.10. Power and Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Work Letter have the power, authority and legal capacity to sign this Work Letter on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

7.11. Counterparts. This Work Letter may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

7.12. Amendments; Waiver. No provision of this Work Letter may be modified, amended or supplemented except by an agreement in writing signed by Landlord and Tenant. The waiver by Landlord of any breach by Tenant of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained.

7.13. Waiver of Jury Trial. To the extent permitted by applicable laws, the parties waive trial by jury in any action, proceeding or counterclaim brought by the other party hereto related to matters arising out of or in any way connected with this Work Letter; the relationship between Landlord and Tenant; Tenant’s use or occupancy of the Premises; or any claim of injury or damage related to this Work Letter or the Premises.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter to be effective on the date first above written.

LANDLORD:

BMR-SORRENTO WEST LP,
a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

TROVAGENE, INC.,
a Delaware corporation

By:	/s/ Stephen Zaniboni
Name:	/s/ Stephen Zaniboni
Title:	/s/ CFO

FOURTH AMENDMENT TO STANDARD INDUSTRIAL NET LEASE

THIS FOURTH AMENDMENT TO STANDARD INDUSTRIAL NET LEASE (this “Amendment”) is entered into as of this 2nd day of December, 2013 (the “Execution Date”), by and between BMR-COAST 9 LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-Sorrento West LP, formerly known as BMR-Sorrento West LLC, as successor-in-interest to JBC Sorrento West, LLC (“Original Landlord”)), and TROVAGENE, INC., a Delaware corporation (“Tenant,” as successor-by-merger to Xenomics, Inc. (“Original Tenant”)).

RECITALS

A. WHEREAS, Original Landlord and Original Tenant entered into that certain Standard Industrial Net Lease dated as of October 28, 2009 and Addendum to Standard Industrial Net Lease attached thereto (collectively, the “Original Lease”), as amended by that certain First Amendment to Standard Industrial Net Lease dated as of September 28, 2011 (the “First Amendment”), that certain Second Amendment to Standard Industrial Net Lease dated as of December 27, 2011 (the “Second Amendment,”) and that certain Third Amendment to Standard Industrial Net Lease dated as of October 22, 2012 (the “Third Amendment,” collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord in the building at 11055 Flintkote Avenue in San Diego, California (the “Building”);

B. WHEREAS, Landlord has remeasured the Premises, Building and Project and desires to restate the Rentable Area of the Premises, Building and Project and amend Tenant’s Pro Rata Share accordingly; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

2. Minimum Monthly Rent. Notwithstanding anything in the Lease to the contrary, commencing as of April 1, 2013, Minimum Monthly Rent shall be as set forth in the chart below:

BMR form dated 9/5/12

Dates	Rentable Square Feet	Minimum Monthly Rent		Annual Minimum Monthly Rent
March 1, 2013 - March 31, 2013	8,041	$18,098.52		$217,182.24
April 1, 2013 - December 27, 2013	8,303	$18,098.52		$217,182.24
December 28, 2013 - February 28, 2014	8,303	$18,291.79		$219,501.48
March 1, 2014 - December 27, 2014	8,303	$18,642.79		$223,713.48
December 28, 2014 - December 27, 2015	8,303	$18,896.35		$226,756.20
December 28, 2015 - December 27, 2016	8,303	$19,459.22		$233,510.64
December 28, 2016 - December 27, 2017	8,303	$20,022.09		$240,265.08
December 28, 2017 - December 31, 2017	8,303	$20,665.37	*	$247,984.44	*

*	Note: Rental amounts are based on a full calendar month and calendar year, as applicable.

3. Tenant’s Pro Rata Share. Commencing as of March 18, 2013 (and pursuant to Section 6.2 of the Lease, effective as of April 1, 2013), the chart set forth in Section 7 of the First Amendment is hereby deleted in its entirety and replaced with the following chart:

Definition or Provision	Means the Following (As of the Term Commencement Date)
Approximate Rentable Area of Premises	8,303 square feet
Approximate Rentable Area of Building	20,563 square feet
Approximate Rentable Area of Project	162,074 square feet
Tenant’s Pro Rata Share of Building	40.38%
Tenant’s Pro Rata Share of Project	5.12%

*	For purposes of clarity, the term “Project” as used in the Amended Lease shall have the same meaning as Center.

4. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment (“Broker”), and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it.

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5. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Amended Lease should be sent to:

Trovagene, Inc.

11055 Flintkote Avenue, Suite B

San Diego, California 92121

Attn: Keith McCormick.

7. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

8. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

9. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-COAST 9 LP,
a Delaware limited partnership

By:
Name:
Title:

TENANT:

TROVAGENE, INC.,
a Delaware corporation

By:	/s/ Stephen Zaniboni
Name:	Stephen Zaniboni
Title:	CFO

FIFTH AMENDMENT TO STANDARD INDUSTRIAL NET LEASE

THIS FIFTH AMENDMENT TO STANDARD INDUSTRIAL NET LEASE (this “Amendment”) is entered into as of this 14th day of May, 2014 (the “Execution Date”), by and between BMR-COAST 9 LP, a Delaware limited partnership (“Landlord,” as successor-in-interest to JBC Sorrento West, LLC (“Original Landlord”)), and TROVAGENE, INC., a Delaware corporation (“Tenant,” as successor-by-merger to Xenomics, Inc. (“Original Tenant”)).

RECITALS

A. WHEREAS, Original Landlord and Original Tenant entered into that certain Standard Industrial Net Lease dated as of October 28, 2009, as amended by that certain First Amendment to Standard Industrial Net Lease dated as of September 28, 2011, that certain Second Amendment to Standard Industrial Net Lease dated as of December 27, 2011, that certain Third Amendment to Standard Industrial Net Lease dated as of October 22, 2012 (the “Third Amendment”) and that certain Fourth Amendment to Standard Industrial Net Lease dated as of December 2, 2013 (the “Fourth Amendment”) (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 11055 Flintkote Avenue in San Diego, California (the “11055 Building”);

B. WHEREAS, Landlord and Tenant desire to expand the Existing Premises to include additional space in the building located at 11120 Roselle Street in San Diego, California (the “11120 Building”): and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.”

2. 11120 Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, that certain space located on the first (1st) floor of the 11120 Building with a Rentable Square Footage of approximately four thousand seven hundred fifty-one (4,751) square feet (as more particularly described on Exhibit A attached hereto, the “11120 Premises”). From and after the 11120 Premises Commencement Date (as defined below), all references in the Lease to the “Building,” shall mean and refer, individually and/or collectively (as the context may require), to the 11055 Building and/or the 11120 Building.

2.1. 11120 Premises Lease Term. The Lease Term with respect to the 11120 Premises (the “11120 Premises Lease Term”) shall commence on the 11120 Premises Commencement Date (as defined below), and shall thereafter be coterminous with the Existing Premises such that the Lease Term for the 11120 Premises and the Lease Term for the Existing Premises shall expire on the Expiration Date (as defined in Section 2 of the Third Amendment (i.e., December 31, 2017)). From and after the 11120 Premises Commencement Date, the term “Premises” as used in the Lease shall mean the Existing Premises plus the 11120 Premises.

2.2. Condition of 11120 Premises. Tenant acknowledges that (a) it is fully familiar with the condition of the 11120 Premises and, notwithstanding anything to the contrary in the Lease, agrees to take the same in its condition “as is” as of the 11120 Premises Commencement Date, (b) Landlord has not made and does not hereby make any representations or warranties of any kind whatsoever, express or implied, regarding the 11120 Premises, including (without limitation) any representation or warranty that the 11120 Premises are suitable for Tenant’s intended use and (c) Landlord shall have no obligation to alter, repair or otherwise prepare the 11120 Premises for Tenant’s occupancy of the 11120 Premises or to pay for any improvements to the 11120 Premises, except with respect to the 11120 Tenant Improvements (as defined below). The 11120 Premises have not undergone inspection by a Certified Access Specialist. Tenant’s taking possession of the 11120 Premises on the 11120 Premises Commencement Date shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the 11120 Premises and the 11120 Building were at such time in good, sanitary and satisfactory condition and repair. Notwithstanding anything to the contrary (but subject to the last grammatical sentence of this Section 2.2), Landlord hereby represents and warrants that, as of the 11120 Premises Commencement Date, (x) the roof of the 11120 Building shall be in good condition and repair, and (y) the life-safety, plumbing, electrical and heating, ventilating and air conditioning systems serving the 11120 Premises, shall be in good working order, condition and repair; provided, however, that Tenant’s sole and exclusive remedy for a breach of such representation and warranty shall be to deliver notice to Landlord (“Repair Notice”) on or before the date that is twelve (12) months after the 11120 Premises Commencement Date (such date, the “Warranty Date”) detailing the nature of such breach. In the event that Landlord receives a Repair Notice on or before the Warranty Date, Landlord shall promptly make any repairs reasonably necessary to correct the breach described in the Repair Notice (but only to the extent that Landlord reasonably determines that the breach described in the Repair Notice constitutes an actual breach of the representation and warranty provided by Landlord in subsections (x) and (y)). The representation and warranty provided by Landlord in subsections (x) and (y) above shall expire, and be of no further force or effect, on the Warranty Date and Landlord shall not have any further obligations or liabilities in connection with such representation and warranty (except with respect to any actual breaches identified in a Repair Notice delivered by Tenant to Landlord on or before the Warranty Date).

2.3. Permitted Use of 11120 Premises. Notwithstanding anything to the contrary in the Lease, Tenant shall be permitted to use the 11120 Premises only for office use (and for no other purposes) in conformity with all federal, state, municipal and local laws, codes, ordinances, rules and regulations of governmental authorities, committees, associations, or other regulatory committees, agencies or governing bodies having jurisdiction over the 11120 Premises, the 11120 Building, the Center, Landlord or Tenant, including both statutory and common law and hazardous waste rules and regulations (“Applicable Laws”).

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2.4. Tenant’s Pro Rata Share. Notwithstanding anything to the contrary in the Lease, commencing on the 11120 Premises Commencement Date, the chart in Section 3 of the Fourth Amendment is hereby deleted in its entirety and replaced with the following chart:

Definition or Provision	Means the Following (As of the 11120 Premises Commencement Date)
Approximate Rentable Area of Existing Premises	8,303 square feet
Approximate Rentable Area of 11120 Premises	4,751 square feet
Approximate Rentable Area of 11055 Building	20,563 square feet
Approximate Rentable Area of 11120 Building	10,140 square feet
Approximate Rentable Area of Project	162,074 square feet
Tenant’s Pro Rata Share of 11055 Building	40.38%
Tenant’s Pro Rata Share of 11120 Building	46.85%
Tenant’s Pro Rata Share of Project	8.05%
*	For purposes of clarity, the term “Project” as used in the Lease shall have the same meaning as Center.

2.5. 11120 Premises Minimum Monthly Rent. Notwithstanding anything to the contrary in the Lease, commencing on the 11120 Premises Commencement Date, initial monthly installments of Minimum Monthly Rent for the 11120 Premises shall equal:

Dates	Rentable Square Footage	Minimum Monthly Rent Rate per Square Foot of Rentable Area	Minimum Monthly Rent
Month 1 – Month 12	4,751	$2.20	$10,452.20

2.5.1 11120 Premises Minimum Monthly Rent Adjustments. Notwithstanding anything to the contrary in the Lease, Minimum Monthly Rent for the 11120 Premises shall be subject to an annual upward adjustment of three percent (3%) of the then-current Minimum Monthly Rent for the 11120 Premises. The first such adjustment shall become effective commencing on the first (1st) annual anniversary of the 11120 Premises Commencement Date, and subsequent adjustments shall become effective on every successive annual anniversary throughout the 11120 Premises Lease Term.

2.5.2 11120 Premises Minimum Monthly Rent Abatement. Provided that Tenant is not then in default of the Lease (beyond any applicable cure period), then during the first (1st), second (2nd) and third (3rd) months of the 11120 Premises Lease Term (the “11120 Premises Minimum Monthly Rent Abatement Period”), Tenant shall not be obligated to pay any Minimum Monthly Rent otherwise attributable to the 11120 Premises (the “11120 Premises Minimum Monthly Rent Abatement”). Tenant acknowledges and agrees that the 11120 Premises Minimum Monthly Rent Abatement has been granted to Tenant as additional consideration for entering into this Amendment, and for agreeing to pay the rent and performing the terms and conditions

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otherwise required under the Lease. If Tenant shall be in default under the Lease, and shall fail to cure such default within the notice and cure period, if any, permitted for cure pursuant to terms and conditions of the Lease, or if the Lease is terminated for any reason other than Landlord’s breach of the Lease, then the dollar amount of the unapplied portion of the 11120 Premises Minimum Monthly Rent Abatement as of the date of such default or termination, as the case may be, shall be converted to a credit to be applied to the Minimum Monthly Rent for the 11120 Premises applicable at the end of the 11120 Premises Lease Term and Tenant shall immediately be obligated to begin paying Minimum Monthly Rent for the 11120 Premises in full. Nothing in this Section shall work to abate or reduce Tenant’s obligations under the Lease with respect to Additional Rent including (without limitation) Tenant’s obligations with respect to Tenant’s Share of Operating Costs.

2.6. Additional Rent. In addition to Minimum Monthly Rent, from and after the 11120 Premises Commencement Date, Tenant shall pay to Landlord, Additional Rent (as defined in the Lease) with respect to the 11120 Premises and all other amounts that Tenant assumes or agrees to pay under the provisions of the Lease with respect to the 11120 Premises that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of the Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.

2.7. 11120 Premises Commencement Date. The “11120 Premises Commencement Date” shall be the day Landlord tenders possession of the 11120 Premises to Tenant with the 11120 Tenant Improvements (as defined below) Substantially Complete (as defined below). If possession is delayed by action of Tenant, then the 11120 Premises Commencement Date shall be the date that the 11120 Premises Commencement Date would have occurred but for such delay. Landlord shall endeavor to provide written notice to Tenant of any act or omission of Tenant that Landlord believes constitutes such a delay. Tenant shall execute and deliver to Landlord written acknowledgment of the actual 11120 Premises Commencement Date within ten (10) days after Tenant takes occupancy of the 11120 Premises, in the form attached as Exhibit C hereto (the “Acknowledgement”). Failure to execute and deliver the Acknowledgment, however, shall not affect the 11120 Premises Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the 11120 Premises required for the Permitted Use (with respect to the 11120 Premises) by Tenant shall not serve to extend the 11120 Premises Commencement Date.

2.8. 11120 Tenant Improvements. Landlord shall use commercially reasonable efforts to tender possession of the 11120 Premises to Tenant on October 1, 2014 (the “Estimated 11120 Premises Commencement Date”), with the work (the “11120 Tenant Improvements”) required of Landlord on Exhibit B attached hereto (the “11120 Tenant Improvement Plans”). Tenant agrees that in the event such work is not Substantially Complete on or before the Estimated 11120 Premises Commencement Date for any reason, then (a) neither this Amendment nor Tenant’s lease of the 11120 Premises shall be void or voidable, (b) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom and (c) Tenant shall not be responsible for the payment of any Minimum Monthly Rent with respect to the 11120 Premises until the actual 11120 Premises Commencement Date as described in Section 2.7 occurs. The term “Substantially Complete” or “Substantial Completion” means that the 11120 Tenant Improvements are

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substantially complete in accordance with the 11120 Tenant Improvement Plans, except for minor punch list items. Notwithstanding anything in the Lease to the contrary, Landlord’s obligation to timely achieve Substantial Completion shall be subject to extension on a day-for-day basis as a result of Force Majeure (as described in Section 24.13 of the Lease). Landlord hereby represents and warrants that, as of the 11120 Premises Commencement Date, the 11120 Premises shall be in compliance with all Applicable Laws.

2.8.1 In the event that Landlord permits (in Landlord’s reasonable discretion during the twenty-one (21) day period immediately prior to the 11120 Premises Commencement Date) Tenant to enter upon the 11120 Premises prior to the 11120 Premises Commencement Date for the purpose of installing improvements or the placement of personal property, Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the Lease are in effect with respect to the 11120 Premises, and such entry shall be subject to all the terms and conditions of the Lease; and provided, further, that if the 11120 Premises Commencement Date is delayed due to such early access, then the 11120 Premises Commencement Date shall be the date that the 11120 Premises Commencement Date would have occurred but for such delay.

2.8.2 Subject to all of the terms, conditions, provisions and agreements set forth in the Lease, Landlord shall cause the 11120 Tenant Improvements to be constructed in the 11120 Premises in accordance with the 11120 Tenant Improvement Plans at Landlord’s sole cost and expense. All costs incurred by Landlord in connection with the 11120 Tenant Improvements including, without limitation, costs of (a) construction, (b) [intentionally omitted], (c) space planning, architect, engineering and other related services, (d) building permits and other taxes, fees, charges and levies by governmental authorities for permits or for inspections of the 11120 Tenant Improvements, and (e) costs and expenses for labor, material, attached equipment and attached fixtures shall be referred to in this Amendment as the “11120 Tenant Improvement Costs.” In the event that Tenant fails to comply with any of its obligations under the Lease and such failure causes Landlord to incur additional 11120 Tenant Improvement Costs, Tenant shall pay to Landlord as Additional Rent the amount of any such additional costs within thirty (30) days of receiving an invoice from Landlord.

2.8.3 Notwithstanding anything to the contrary, if Substantial Completion has not occurred by the date that is sixty (60) days after the Estimated 11120 Premises Commencement Date (such date, the “Outside Date”), then the 11120 Premises Minimum Monthly Rent Abatement Period shall be increased by one (1) day for each day thereafter that Substantial Completion has not occurred; provided, however, that the Outside Date shall be subject to extension on a day-for-day basis as a result of (a) Force Majeure (as described in Section 24.13 of the Lease) and (b) any actual delay caused by any action or inaction of Tenant (including, without limitation, any actual delay caused by a Tenant Change or a Tenant Change Request). By way of example (and without limiting the generality of the foregoing), if Substantial Completion occurs on the date that is five (5) days after the Outside Date, then the 11120 Premises Minimum Monthly Rent Abatement Period shall be increased by five (5) days such that it would consist of (x) the first (1st), second (2nd) and third (3rd) months of the 11120 Premises Lease Term, plus (y) the first five (5) days of the fourth (4th) month of the 11120 Premises Lease Term.

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2.9. Tenant Changes. Any changes to the 11120 Tenant Improvement Plans requested by Tenant (each, a “Tenant Change”) shall be requested and instituted in accordance with the provisions of this Section 2.9 and shall be subject to the written approval of Landlord.

2.9.1 Tenant may request Tenant Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Tenant Change Request”), which Tenant Change Request shall detail the nature and extent of any requested Tenant Changes.

2.9.2 All Tenant Change Requests shall be subject to Landlord’s prior written approval, which approval Landlord shall not unreasonably withhold (provided, however, that, in the event any Tenant Change would, in Landlord’s sole but reasonable judgment, (a) delay the Substantial Completion of the Tenant Improvements, (b) increase the 11120 Tenant Improvement Costs, (c) affect the structure of the 11120 Premises or the 11120 Building, (d) affect the mechanical, electrical, plumbing or other systems within or serving 11120 Building, (e) affect the exterior of the 11120 Building or (f) trigger any requirement under Applicable Laws that would require Landlord to make any alteration or improvement to the 11120 Premises, the 11120 Building or the Project, Landlord may withhold its approval with respect thereto in its sole and absolute discretion). Landlord shall have five (5) days after receipt of a Tenant Change Request to notify Tenant in writing of Landlord’s approval or rejection of the Tenant Change. Landlord’s failure to respond within such five (5) day period shall be deemed approval by Landlord. In the event that Landlord approves a Change Request in accordance with this Section, Landlord shall, concurrently with such approval, notify Tenant if Landlord reasonably believes the corresponding Change will result in a delay in Substantial Completion.

2.9.3 Notwithstanding anything to the contrary in the Lease, Tenant shall be solely responsible for all costs and expenses actually incurred by Landlord related to any Tenant Changes. Tenant shall, within thirty (30) days of receiving an invoice therefore, pay to Landlord the amount of any such costs.

2.9.4 The Tenant Improvement Plans shall be automatically updated to include any Tenant Changes approved by Landlord in accordance with this Section 2.9.

2.10. Landlord Changes. Landlord shall be permitted to make changes to the 11120 Tenant Improvement Plans (each, a “Landlord Change”) subject to the terms, conditions and provisions of this Section 2.10. Landlord shall be solely responsible for all costs and expenses related to any Landlord Changes (and Landlord shall not be permitted to include such costs in Tenant’s Share of Operating Costs).

2.10.1 Landlord may request Landlord Changes by notifying Tenant in writing in substantially the same form as the AIA standard change order form (a “Landlord Change Request”), which Landlord Change Request shall detail the nature and extent of any requested Landlord Changes.

2.10.2 Subject to Section 2.10.3 below, all Landlord Change Requests shall be subject to Tenant’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall have five (5) days after receipt of a Landlord Change Request to notify Landlord in writing of Tenant’s approval or rejection of the Landlord Change. Tenant’s failure to respond within such five (5) day period shall be deemed approval by Tenant.

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2.10.3 Notwithstanding anything to the contrary in the Lease, Landlord shall be permitted to make Landlord Permitted Changes (as defined below) without obtaining Tenant’s consent. “Landlord Permitted Changes” shall mean (a) minor field changes and (b) changes required by Applicable Laws or by a governmental authority.

2.10.4 The 11120 Tenant Improvement Plans shall be automatically updated to include any Landlord Permitted Changes or other Landlord Changes approved by Tenant in accordance with this Section 2.10.

3. Right of First Refusal. Tenant shall have a right of first refusal (“ROFR”) as to any rentable premises in the 11120 Building that is immediately adjacent to the 11120 Premises and for which Landlord is seeking a tenant (“Available ROFR Premises”). To the extent that Landlord renews or extends a then-existing lease with any then-existing tenant or subtenant of any space, or enters into a new lease with such then-existing tenant or subtenant (for the same space), the affected space shall not be deemed to be Available ROFR Premises. In the event Landlord intends to lease Available ROFR Premises to a bona fide third party, Landlord shall provide written notice thereof to Tenant (the “Notice of Offer”), specifying the agreed upon economic terms and conditions of the proposed lease (with respect to the Available ROFR Premises) with such bona fide third party.

3.1. Within seven (7) days following its receipt of a Notice of Offer, Tenant shall advise Landlord in writing whether Tenant elects to lease all (not just a portion) of the Available ROFR Premises on the terms and conditions set forth in the Notice of Offer. If Tenant fails to notify Landlord of Tenant’s election within such seven (7) day period, then Tenant shall be deemed to have elected not to lease the Available ROFR Premises.

3.2. If Tenant timely notifies Landlord that Tenant elects to lease the Available ROFR Premises on the terms and conditions set forth in the Notice of Offer, then Landlord shall lease the Available ROFR Premises to Tenant upon the terms and conditions set forth in the Notice of Offer.

3.3. If Tenant notifies Landlord that Tenant elects not to lease the Available ROFR Premises on the terms and conditions set forth in the Notice of Offer, or if Tenant fails to notify Landlord of Tenant’s election within the seven (7)-day period described above, then Landlord shall have the right to consummate the lease of the Available ROFR Premises on the same terms as set forth in the Notice of Offer following Tenant’s election (or deemed election) not to lease the Available ROFR Premises.

3.4. Notwithstanding anything in this Article to the contrary, Tenant shall not exercise the ROFR during such period of time that Tenant is in default under any provision of the Lease. Any attempted exercise of the ROFR during a period of time in which Tenant is so in default shall be void and of no effect. In addition, Tenant shall not be entitled to exercise the ROFR if Landlord has given Tenant two (2) or more notices of default under the Lease, whether or not the defaults are cured, during the twelve (12) month period prior to the date on which Tenant seeks to exercise the ROFR.

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3.5. Notwithstanding anything in the Lease to the contrary, Tenant shall not assign or transfer the ROFR, either separately or in conjunction with an assignment or transfer of Tenant’s interest in the Lease, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

3.6. If Tenant exercises the ROFR, Landlord does not guarantee that the Available ROFR Premises will be available on the anticipated commencement date for the Lease as to such Available ROFR Premises due to a holdover by the then-existing occupants of the Available ROFR Premises or for any other reason beyond Landlord’s reasonable control.

3.7. Notwithstanding anything to the contrary, Tenant’s rights under this Article 3 are subject and subordinate to any rights of renewal, extension, offer, refusal or any other rights of any other tenant at the Center as of the Execution Date.

3.8. Article 26 of the Existing Lease is hereby deleted in its entirety and is no longer of any further force or effect.

4. Option to Extend Lease Term. Tenant shall have the option (“Option”) to extend the Lease Term by five (5) years (as to either the 11120 Premises or the Existing Premises or both) upon the following terms and conditions. Any extension of the Term pursuant to the Option shall be on all the same terms and conditions as the Lease, except as follows:

4.1. Minimum Monthly Rent at the commencement of the Option term shall equal the then-current fair market value for comparable office and laboratory space in the Sorrento Valley submarket of comparable age, quality, level of finish and proximity to amenities and public transit (“FMV”), and shall be further increased on each annual anniversary of the Option term commencement date by three percent (3%). Tenant may, no more than twelve (12) months prior to the date the Lease Term is then scheduled to expire, request Landlord’s estimate of the FMV for the Option term. Landlord shall, within fifteen (15) days after receipt of such request, give Tenant a written proposal of such FMV. If Tenant gives written notice to exercise the Option, such notice shall specify whether Tenant accepts Landlord’s proposed estimate of FMV. If Tenant does not accept the FMV, then the parties shall endeavor to agree upon the FMV, taking into account all relevant factors, including (a) the size of the Premises (or portion thereof that is being extended, as applicable), (b) the length of the Option term, (c) rent in comparable buildings in the relevant submarket, including concessions offered to new tenants, such as free rent, tenant improvement allowances and moving allowances, (d) Tenant’s creditworthiness and (e) the quality and location of the Project. In the event that the parties are unable to agree upon the FMV within thirty (30) days after Tenant notifies Landlord that Tenant is exercising the Option, then either party may request that the same be determined as follows: a senior officer of a nationally recognized leasing brokerage firm with local knowledge of the Sorrento Valley laboratory/research and development leasing submarket (the “Baseball Arbitrator”) shall be selected and paid for jointly by Landlord and Tenant. If Landlord and Tenant are unable to agree upon the Baseball Arbitrator, then the same shall be designated by the local chapter of the American Arbitration Association or any successor organization thereto (the “AAA”). The Baseball Arbitrator selected by the parties or designated by

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the AAA shall (y) have at least ten (10) years’ experience in the leasing of laboratory/research and development space in the Sorrento Valley submarket and (z) not have been employed or retained by either Landlord or Tenant or any affiliate of either for a period of at least ten (10) years prior to appointment pursuant hereto. Each of Landlord and Tenant shall submit to the Baseball Arbitrator and to the other party its determination of the FMV. The Baseball Arbitrator shall grant to Landlord and Tenant a hearing and the right to submit evidence. The Baseball Arbitrator shall determine which of the two (2) FMV determinations more closely represents the actual FMV. The arbitrator may not select any other FMV other than one submitted by Landlord or Tenant. The FMV selected by the Baseball Arbitrator shall be binding upon Landlord and Tenant and shall serve as the basis for determination of Minimum Monthly Rent payable for the Option term. If, as of the commencement date of the Option term, the amount of Minimum Monthly Rent payable during the Option term shall not have been determined, then, pending such determination. Tenant shall pay Minimum Monthly Rent equal to the Minimum Monthly Rent payable with respect to the last year of the then-current Lease Term. After the final determination of Minimum Monthly Rent payable for the Option term, the parties shall promptly execute a written amendment to the Lease specifying the amount of Minimum Monthly Rent to be paid during the Option term. Any failure of the parties to execute such amendment shall not affect the validity of the FMV determined pursuant to this Section.

4.2. The Option is not assignable separate and apart from the Lease.

4.3. The Option is conditional upon Tenant giving Landlord written notice of its election to exercise the Option at least nine (9) months prior to the end of the expiration of the then-current Lease Term. Time shall be of the essence as to Tenant’s exercise of the Option. Tenant assumes full responsibility for maintaining a record of the deadlines to exercise the Option. Tenant acknowledges that it would be inequitable to require Landlord to accept any exercise of the Option after the date provided for in this Section.

4.4. Notwithstanding anything contained in this Article to the contrary, Tenant shall not have the right to exercise the Option:

4.4.1 During the time commencing from the date Landlord delivers to Tenant a written notice that Tenant is in default under any provisions of the Lease and continuing until Tenant has cured the specified default to Landlord’s reasonable satisfaction; or

4.4.2 At any time after any Event of Default as described in Article 21 of the Existing Lease (provided, however, that, for purposes of this Section 4.4.2, Landlord shall not be required to provide Tenant with notice of such Event of Default) and continuing until Tenant cures any such Event of Default, if such Event of Default is susceptible to being cured; or

4.4.3 In the event that Tenant has defaulted in the performance of its obligations under the Lease two (2) or more times and a service or late charge has become payable under Section 22.4 of the Existing lease for each of such defaults during the twelve (12)-month period immediately prior to the date that Tenant intends to exercise the Option, whether or not Tenant has cured such defaults.

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4.5. The period of time within which Tenant may exercise the Option shall not be extended or enlarged by reason of Tenant’s inability to exercise such Option because of the provisions of Section 4.4 above.

4.6. All of Tenant’s rights under the provisions of the Option shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Option if, after such exercise, but prior to the commencement date of the new term, (a) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of twenty (20) days after written notice from Landlord to Tenant, (b) Tenant fails to commence to cure a default (other than a monetary default) within thirty (30) days after the date Landlord gives notice to Tenant of such default or (c) Tenant has defaulted under the Lease two (2) or more times and a service or late charge under Section 22.4 of the Existing Lease has become payable for any such default, whether or not Tenant has cured such defaults.

4.7. Article 27 of the Existing Lease is hereby deleted in its entirety and is no longer of any further force or effect.

5. 11120 Building Roof Replacement. In the event that Landlord replaces the roof on the 11120 Building during the initial 11120 Premises Lease Term, the costs of such replacement shall be excluded from Tenant’s Share of Operating Costs during the initial 11120 Premises Lease Term.

6. Operating Costs. Notwithstanding anything to the contrary in the Lease, in the event that (a) any portion of the Common Area of the Center is not in compliance with Applicable Laws as of the Execution Date, and (b) Landlord makes a capital expenditure (after the Execution Date) to remedy such non-compliance, the costs of such capital expenditure shall not be includable in Tenant’s Share of Operating Costs.

7. Security Deposit. On or before the Execution Date, Tenant shall deposit with Landlord an amount equal to Ten Thousand Four Hundred Fifty-Two and 20/100 Dollars ($10,452.20) as an increase to the required Security Deposit under the Lease (“Increased Security Deposit Amount”). From and after the Execution Date, the required Security Deposit under the Lease shall be increased by the Increased Security Deposit Amount.

8. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Related Entities for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

9. No Default. Landlord and Tenant represent, warrant and covenant that, to the best of their knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

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10. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Trovagene, Inc.

11055 Flintkote Avenue, Suite B

San Diego, California 92121

Attn: Keith McCormick

11. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Existing Lease, as modified by this Amendment.

12. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

13. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

14. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

15. Counterparts: Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-COAST 9 LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Legal

TENANT:

TROVAGENE, INC., a Delaware corporation

By:	/s/ Stephen Zaniboni
Name:	Stephen Zaniboni
Title:	CFO

EXHIBIT A

11120 PREMISES

EXHIBIT B

11120 TENANT IMPROVEMENT PLANS

EXHIBIT C

ACKNOWLEDGEMENT OF 11120 PREMISES COMMENCEMENT DATE

THIS ACKNOWLEDGEMENT OF 11120 PREMISES COMMENCEMENT DATE is entered into as of [______], 20[__], with reference to that certain Fifth Amendment to Standard Industrial Net Lease (the “Amendment”) dated as of [______], 20[__], by TROVAGENE, INC., a Delaware corporation (“Tenant”), in favor of BMR-COAST 9 LP, a Delaware limited partnership (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Amendment.

Tenant hereby confirms the following:

1. Tenant accepted possession of the 11120 Premises for use in accordance with the Permitted Use (with respect to the 11120 Premises) on [______], 20[__]. Tenant first occupied the 11120 Premises for the Permitted Use (with respect to the 11120 Premises) on [______], 20[__].

2. The 11120 Premises are in good order, condition and repair.

3. The 11120 Tenant Improvements are Substantially Complete.

4. All conditions of the Lease to be performed by Landlord as a condition to the full effectiveness of Tenant’s lease of the 11120 Premises have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the 11120 Premises.

5. In accordance with the provisions of the Amendment, the 11120 Premises Commencement Date is [______], 20[__].

6. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the 11120 Premises.

7. Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against rent owed or to be owed by Tenant.

8. The obligation to pay rent for the 11120 Premises is presently in effect and all rent obligations on the part of Tenant under the Lease with respect to the 11120 Premises commenced to accrue on [______], 20[__], with Minimum Monthly Rent for the 11120 Premises payable on the dates and amounts set forth in the chart below:

Dates	Rentable Square Footage	Minimum Monthly Rent Rate per Square Foot of Rentable Area	Minimum Monthly Rent
Month 1 – Month 12	4,751	$2.20	$10,452.20

9. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the 11120 Premises or any portion thereof.

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IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of 11120 Premises Commencement Date as of the date first written above.

TENANT:

TROVAGENE, INC., a Delaware corporation

By:
Name:
Title:

SIXTH AMENDMENT TO STANDARD INDUSTRIAL NET LEASE

THIS SIXTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 11th day of June, 2015 (the “Effective Date”), by and between BMR-COAST 9 LP, a Delaware limited partnership (“Landlord,” as successor-in-interest to JBC Sorrento West, LLC (“Original Landlord”)), and TROVAGENE, INC., a Delaware corporation (“Tenant,” as successor-by-merger to Xenomics, Inc. (“Original Tenant”)).

RECITALS

A. WHEREAS, Original Landlord and Original Tenant entered into that certain Standard Industrial Net Lease dated as of October 28, 2009 (“Original Lease”), as amended by that certain First Amendment to Standard Industrial Net Lease dated as of September 28, 2011, that certain Second Amendment to Standard Industrial Net Lease dated as of December 27, 2011, that certain Third Amendment to Standard Industrial Net Lease dated as of October 22, 2012 (the “Third Amendment”); that certain Fourth Amendment to Standard Industrial Net Lease dated as of December 2, 2013 (the “Fourth Amendment”) and that certain Fifth Amendment to Standard Industrial Net Lease dated as of May 14, 2014 (“Fifth Amendment”) (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 11055 Flintkote Avenue in San Diego, California (the “11055 Building”) and 11120 Roselle Street in San Diego, California (the “11120 Building”);

B. WHEREAS, Landlord and Tenant desire to expand the Existing Premises to include additional space in the 11055 Building and extend the Term of the Existing Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. Expansion Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, that certain space located in the 11055 Building and known as Suite D with a Rentable Square Footage of approximately nine thousand five hundred forty-one (9,541) square feet (as more particularly described on Exhibit A attached hereto, the “Expansion Premises”).

2.1. Expansion Commencement Date. Tenant shall lease the Expansion Premises effective as of the date (“Expansion Commencement Date”) that is the earlier of (a) the date Tenant commences business operations in the Expansion Premises, or (b) the date of “Substantial Completion” of the “Tenant Improvements” (as those terms are defined below) in the Expansion Premises. Tenant agrees that in the event such work is not Substantially Complete on or before the estimated Expansion Commencement Date for any reason (including any holdover by the prior tenant of the Expansion Premises), then (a) this Amendment shall not be void or voidable, (b) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. The term “Substantially Complete” or “Substantial Completion” means that the Tenant Improvements are substantially complete in accordance with the Approved Plans (as defined in the Work Letter), except for minor punch list items. Notwithstanding anything in this Amendment (including the Work Letter) to the contrary, Landlord’s obligation to timely achieve Substantial Completion shall be subject to extension on a day-for-day basis as a result of Force Majeure (as defined in the Lease). If Landlord is delayed in achieving Substantial Completion due to a delay caused by Tenant or Tenant’s employees, agents or contractors (“Tenant Delays”), the date of Substantial Completion of the Tenant Improvements for purposes of calculating the Expansion Commencement Date will be deemed to be the date that Substantial Completion would have occurred absent such delay. Tenant shall execute and deliver to Landlord written acknowledgment of the actual Expansion Commencement Date within ten (10) business days after Tenant takes occupancy of the Expansion Premises, in the form attached as Exhibit C hereto (the “Acknowledgement”). Failure to execute and deliver the Acknowledgment, however, shall not affect the Expansion Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or similar governmental licensing required for the Permitted Use shall not extend the Expansion Commencement Date. Effective as of the Expansion Commencement Date, all references to the “Premises” shall mean and refer to the Existing Premises as expanded by the Expansion Premises.

In the event that the Substantial Completion of the Tenant Improvements has not occurred by the date which is nine (9) months after the anticipated date of Substantial Completion, as such date may be extended by the number of days of Tenant Delays, delays due to the existing tenant’s failure to timely vacate the Expansion Premises and the number of days of delay caused by Force Majeure (as so extended, the “Outside Date”), then the sole remedy of Tenant shall be the right to deliver a notice to Landlord (the “Outside Date Termination Notice”) electing to terminate this Amendment effective upon receipt of the Outside Date Termination Notice by Landlord (the “Effective Date”). Except as provided hereinbelow, the Outside Date Termination Notice must be delivered by Tenant to Landlord, if at all, not earlier than the Outside Date and not later than five (5) business days after the Outside Date. If Tenant delivers the Outside Date Termination Notice to Landlord, then Landlord shall have the right to suspend the Effective Date for a period ending thirty (30) days after the original Effective Date. In order to suspend the Effective Date, Landlord must deliver to Tenant, within five (5) business days after receipt of the Outside Date Termination Notice, a certificate of the Contractor certifying that it is such Contractor’s best good faith judgment that Substantial Completion of the Tenant Improvements will occur within thirty (30) days after the original Effective Date. If Substantial Completion of the Tenant Improvements occurs within said thirty (30) day suspension period, then the Outside Date Termination Notice shall be of no further force and effect; if, however, Substantial Completion of the Tenant Improvements does not occur within said thirty (30) day suspension period, then this Amendment shall terminate as of the date of expiration of such thirty (30) day period. If Tenant exercises its termination right pursuant to this paragraph, this Amendment will be terminated and of no force or effect, but the Existing Lease shall remain in full force and effect as to the Existing Premises.

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2.2. Condition of Expansion Premises. Tenant acknowledges that (a) it is fully familiar with the condition of the Expansion Premises and, notwithstanding anything contained in this Amendment to the contrary, agrees to accept the same in its condition “as is” as of the date hereof, except as may be expressly provided otherwise in this Amendment, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Expansion Premises for Tenant’s occupancy or to pay for any improvements to the Expansion Premises, except with respect to the Tenant Improvements (as defined below). The Expansion Premises have not undergone inspection by a Certified Access Specialist. Tenant’s taking possession of the Expansion Premises on the Expansion Commencement Date shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the Expansion Premises and the 11055 Building were at such time in good, sanitary and satisfactory condition and repair. Notwithstanding anything to the contrary (but subject to the last grammatical sentence of this Section 2.2), Landlord hereby represents and warrants that, as of the Expansion Commencement Date, (x) the roof of the 11055 Building shall be in good condition and repair, (y) the plumbing (including flood avoidance equipment), lighting, electrical and heating, ventilating and air conditioning systems serving the Expansion Premises, shall be in good working order, condition and repair and (z) the Expansion Premises and parking areas serving the Expansion Premises will be in compliance with all applicable laws, codes and ordinances (including, without limitation, Title 24 and the Americans with Disabilities Act) as required for Tenant’s legal occupancy of the Expansion Space (provided that any legal requirements which are specific to Tenant’s use (i.e., for other than typical lab and office use) shall be Tenant’s responsibility and this warranty will not extend to such items. Tenant’s sole and exclusive remedy for a breach of the foregoing representation and warranty shall be to deliver notice to Landlord (“Repair Notice”) on or before the date that is twelve (12) months after the Expansion Commencement Date (such date, the “Warranty Date”) detailing the nature of such breach. In the event that Landlord receives a Repair Notice on or before the Warranty Date, Landlord shall, at Landlord’s expense, promptly make any repairs reasonably necessary to correct the breach described in the Repair Notice (but only to the extent that Landlord reasonably determines that the breach described in the Repair Notice constitutes an actual breach of the representation and warranty provided by Landlord in subsections (x), (y) and (z)). The representation and warranty provided by Landlord in subsections (x), (y) and (z) above shall expire, and be of no further force or effect, on the Warranty Date and Landlord shall not have any further obligations or liabilities in connection with such representation and warranty (except with respect to any actual breaches identified in a Repair Notice delivered by Tenant to Landlord on or before the Warranty Date).

2.3. Condition of Existing Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Existing Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to accept the same in its condition “as is” as of the date hereof, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Existing Premises for Tenant’s continued occupancy for the Extended Term or to pay for any improvements to the Existing Premises, except as may be expressly provided in this Amendment. The Existing Premises have not undergone inspection by a Certified Access Specialist.

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2.4. Tenant Improvements. Landlord shall cause the Tenant Improvements to be constructed in the Expansion Premises and the Existing Premises in the 11055 Building (collectively, the “Total 11055 Premises”) pursuant to the Work Letter at a cost to Landlord not to exceed (a) One Million Eight Hundred Sixty Thousand Dollars ($1,860,000) (the “TI Allowance”). The TI Allowance may be applied to the costs of (m) construction, (n) project management by Landlord (which fee shall equal three percent (3%) of the cost of the Tenant Improvements, including the TI Allowance), (o) commissioning of mechanical, electrical and plumbing systems by a licensed, qualified commissioning agent hired by Landlord, and review of such party’s commissioning report by a licensed, qualified commissioning agent hired by Tenant, (p) space planning, architect, engineering and other related services performed by third parties unaffiliated with Tenant, (q) building permits and other taxes, fees, charges and levies by Governmental Authorities (as defined below) for permits or for inspections of the Tenant Improvements, and (r) costs and expenses for labor, material, equipment and fixtures. In no event shall the TI Allowance be used for (w) payments to Tenant or any affiliates of Tenant, (x) the purchase of any furniture, personal property or other non-building system equipment, (y) costs resulting from any default by Tenant of its obligations under this Lease or (z) costs that are recoverable by Tenant from a third party (e.g., insurers, warrantors, or tortfeasors). Tenant shall have until the date of Substantial Completion of the initial Tenant Improvements (the “TI Deadline”), to expend the unused portion of the TI Allowance, after which date Landlord’s obligation to fund such costs shall expire. In no event shall any unused TI Allowance entitle Tenant to a credit against Rent payable under this Lease.

In Landlord’s reasonable discretion during the thirty (30) day period immediately prior to the Expansion Commencement Date, Landlord may permit Tenant to enter upon the Expansion Premises for the purpose of installing equipment, trade fixtures or the placement of personal property so long as such entry does not interfere with the completion of the Tenant Improvements; provided that Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the Lease are in effect with respect to the Expansion Premises, and such entry shall be subject to all the terms and conditions of the Lease; and provided, further, that if the Expansion Commencement Date is delayed due to such early access, then the Expansion Commencement Date shall be the date that the Expansion Commencement Date would have occurred but for such delay.

2.5. Tenant’s Pro Rata Share. Notwithstanding anything to the contrary in the Lease, commencing as of the Expansion Commencement Date, the chart in Section 3 of the Fifth Amendment is hereby deleted in its entirety and replaced with the following chart:

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Definition or Provision	Means the Following (As of the Expansion Commencement Date)
Approximate Rentable Area of 11055 Building Existing Premises	8,303 square feet
Approximate Rentable Area of 11120 Building Existing Premises	4,751 square feet
Approximate Rentable Area of 11055 Building Expansion Premises	9,541 square feet
Approximate Rentable Area of 11055 Building	20,563 square feet
Approximate Rentable Area of 11120 Building	10,140 square feet
Approximate Rentable Area of Project	162,074 square feet
Tenant’s Pro Rata Share of 11055 Building	86.78%
Tenant’s Pro Rata Share of 11120 Building	46.85%
Tenant’s Pro Rata Share of Project	13.94%

*For purposes of clarity, the term “Project” as used in the Lease shall have the same meaning as Center.

2.6. Minimum Monthly Rent. Commencing as of the Expansion Commencement Date, Tenant will pay Minimum Monthly Rent for the Premises in accordance with the foregoing (and subject to increases pursuant to Section 2.7 below):

Total 11055 Premises:

Dates	Rentable Square Footage	Minimum Monthly Rent Rate per Square Foot of Rentable Area	Minimum Monthly Rent
Month 1 – Month 12	17,844	$2.75	$49,071.00

11120 Premises:

Dates	Rentable Square Footage	Minimum Monthly Rent Rate per Square Foot of Rentable Area	Minimum Monthly Rent
10/1/14 – 9/30/15	4,751	$2.27	$10,765.77

2.7. Minimum Monthly Rent Adjustments. Notwithstanding anything to the contrary in the Lease, Minimum Monthly Rent for the Total 11055 Premises shall be subject to an annual upward adjustment of three percent (3%) of the then-current Minimum Monthly Rent for the Total 11055 Premises. The first such adjustment shall become effective commencing on the first (1st) annual anniversary of the Expansion Commencement Date, and subsequent adjustments

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shall become effective on every successive annual anniversary throughout the Extended Term. Notwithstanding anything to the contrary in the Lease, Minimum Monthly Rent for the 11120 Premises shall be subject to an annual upward adjustment of three percent (3%) of the then-current Minimum Monthly Rent for the 11120 Premises. The next such adjustment shall become effective commencing on October 1, 2015 (the “11120 Adjustment Date”), and subsequent adjustments shall become effective on every successive annual anniversary of the 11120 Adjustment Date. Minimum Monthly Rent will not be increased due to a remeasurement of the Premises during the Extended Term.

2.8. Permitted Use. The Permitted Use for the Expansion Premises shall be the same as the Permitted Use set forth in Section 1.8 of the Original Lease.

3. Extended Term. The Lease Term with respect to the Expansion Premises shall commence on the Expansion Commencement Date, and shall expire on December 31, 2021 (the “New Expiration Date”). The Expiration Date as to the Existing Premises is hereby amended to be the New Expiration Date. The period from the current Expansion Commencement Date through the New Expiration Date shall be referred to as the “Extended Term.”

4. Parking. During the Extended Term, Tenant shall have the right to use a total of 2.85 unreserved parking spaces for every 1,000 square feet of Rentable Area in the Expansion Premises (i.e., twenty-seven (27) unreserved spaces) for use in the parking facility serving the Project. Tenant’s rental and use of such additional parking spaces shall be in accordance with, and subject to, all provisions of Section 11.6 of the Lease.

5. Security Deposit. On the date of Tenant’s execution and delivery of this Amendment, Tenant shall deposit with Landlord an amount equal to Twenty-Six Thousand Two hundred Thirty-Seven and 75/100 Dollars ($26,237.75) as an increase to the required Security Deposit under the Lease (“Expansion Security Deposit Amount”). From and after the delivery of the Expansion Security Deposit Amount, the required Security Deposit under the Lease shall be increased to a total of Seventy Thousand Seven Hundred Sixty Five and 95/100 Dollars ($70,765.95).

6. Energy Reporting. If requested by Landlord, Tenant agrees to deliver to Landlord such information and/or documents as Landlord requires for Landlord to comply with California Public Resources Code Section 25402.10, or successor statute(s), and related California Code of Regulation, relating to commercial building energy ratings. Tenant will provide Landlord with the Energy Star or similar rating for any of Tenant’s equipment in the Premises. Alternatively, Landlord may require Tenant to authorize the utility provider for the Premises to release Tenant’s utility records to the appropriate government agency or to permit Landlord direct access to Tenant’s utility records for the Premises, which Tenant will provide using the applicable utility provider’s standard form authorization to receive customer information. So long as Tenant agrees to authorize the utility provider to release utility information for the Premises to Landlord, Landlord will not request utility information from Tenant more than once per year.

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7. Payment of Additional Rent. In consideration for Landlord’s entry into the early termination agreement with the current tenant of the Expansion Premises and signature on this Amendment, Tenant agrees to pay to Landlord an amount equal to Seventy-Five Thousand Dollars ($75,000) (the “Expansion Fee”) as Additional Rent. The Expansion Fee will be payable together with (i.e., at the same time and as an addition to) Tenant’s payment of Minimum Monthly Rent for the Total 11055 Premises. The Expansion Fee will payable in equal monthly payments equal to the amount (“Monthly Expansion Payment”) required to fully amortize the Expansion Fee over the number of months in the Extended Term, with interest imputed on the Expansion Fee equal to 8% per annum. The Monthly Expansion Payment will be subject to annual increases at the same time and manner as Minimum Monthly Rent for the Total 11055 Premises as more fully described in Section 2.7 above.

8. Right of First Refusal. Tenant shall have an ongoing right of first refusal (“11055 ROFR”) as to any rentable premises in the 11055 Building for which Landlord is seeking a tenant (“11055 ROFR Premises”). In the event Landlord intends to lease 11055 ROFR Premises to a bona fide third party, Landlord shall provide written notice thereof to Tenant (the “Notice of Offer”), specifying the agreed upon economic terms and conditions of the proposed lease (with respect to the 11055 ROFR Premises) with such bona fide third party.

8.1. Within seven (7) days following its receipt of a Notice of Offer, Tenant shall advise Landlord in writing whether Tenant elects to lease all (not just a portion) of the 11055 ROFR Premises on the terms and conditions set forth in the Notice of Offer. If Tenant fails to notify Landlord of Tenant’s election within such seven (7) day period, then Tenant shall be deemed to have elected not to lease the 11055 ROFR Premises.

8.2. If Tenant timely notifies Landlord that Tenant elects to lease the 11055 ROFR Premises on the terms and conditions set forth in the Notice of Offer, then Landlord shall lease the 11055 ROFR Premises to Tenant upon the terms and conditions set forth in the Notice of Offer.

8.3. If Tenant notifies Landlord that Tenant elects not to lease the 11055 ROFR Premises on the terms and conditions set forth in the Notice of Offer, or if Tenant fails to notify Landlord of Tenant’s election within the seven (7)-day period described above, then Landlord shall have the right to consummate the lease of the 11055 ROFR Premises on the same terms as set forth in the Notice of Offer following Tenant’s election (or deemed election) not to lease the 11055 ROFR Premises.

8.4. Notwithstanding anything in this Article to the contrary, Tenant shall not exercise the 11055 ROFR during such period of time that Tenant is in monetary or material non-monetary default under any provision of the Lease beyond any applicable notice and cure period. Any attempted exercise of the 11055 ROFR during a period of time in which Tenant is so in default shall be void and of no effect. In addition, Tenant shall not be entitled to exercise the 11055 ROFR if Landlord has given Tenant two (2) or more notices of default under the Lease, whether or not the defaults are cured, during the twelve (12) month period prior to the date on which Tenant seeks to exercise the 11055 ROFR.

8.5. Notwithstanding anything in the Lease to the contrary, Tenant shall not assign or transfer the 11055 ROFR, either separately or in conjunction with an assignment or transfer of Tenant’s interest in the Lease (except in connection with an assignment of the Lease to a successor to Tenant by merger, acquisition or transfer to an affiliate (“affiliate” for this purpose shall mean an entity which as of the date of determination and at all times thereafter directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Tenant) to which Landlord has consented), without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

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8.6. If Tenant exercises the 11055 ROFR, Landlord does not guarantee that the 11055 ROFR Premises will be available on the anticipated commencement date for the Lease as to such 11055 ROFR Premises due to a holdover by the then-existing occupants of the 11055 ROFR Premises or for any other reason beyond Landlord’s reasonable control.

8.7. Notwithstanding anything to the contrary, Tenant’s rights under this Section 8 are subject and subordinate to any rights of renewal, extension, offer, refusal or any other rights of any other tenant at the Center as of the date of this Amendment.

9. Option to Extend. The Option to Extend set forth in Section 4 of the Fifth Amendment will continue to apply, except that Tenant’s notice pursuant to Section 4.3 of the Fifth Amendment must be delivered at least twelve (12) months prior to the expiration of the Extended Term. In addition, the parenthetical in the first sentence of Section 4 (which reads “(as to either the 11120 Premises or the Existing Premises or both)”) is hereby deleted and Tenant must exercise the Option, if at all, as to either the entire Premises leased by Tenant under the Lease or as to the Total 11055 Premises.

10. Repair and Maintenance. Sections 7.1 and 7.2 of the Original Lease are hereby amended to clarify that Tenant shall be responsible for the repair, maintenance and replacement of all services and systems which exclusively serve the Premises (e.g., dedicated HVAC systems). Any Building systems which do not exclusively serve the Premises will be repaired, maintained and replaced by Landlord, the cost of which will be included in Operating Costs.

11. Alterations. Section 15.1 of the Original Lease is hereby amended to delete the phrase “, except for nonstructural Alterations that cost $5,000 or less and are not visible from the exterior of the Premises” in the first sentence. From and after the Effective Date, notwithstanding anything in the Lease to the contrary, Tenant may make strictly cosmetic changes to the Premises that do not require any permits or more than three (3) total contractors and subcontractors (“Cosmetic Alterations”) without Landlord’s consent; provided that (y) the cost of any Cosmetic Alterations does not exceed Fifty Thousand Dollars ($50,000) annually, (z) such Cosmetic Alterations do not (i) require any structural or other substantial modifications to the Premises, (ii) require any changes to or adversely affect the Building systems, (iii) affect the exterior of the Buildings or (iv) trigger any requirement under Applicable Laws that would require Landlord to make any alteration or improvement to the Premises, the Building or the Project. From and after the Effective Date, in the event Tenant intends to make any Alterations in the Premises, at the time of its request for Landlord’s consent to such Alterations, Tenant may request in writing that Landlord notify Tenant which, if any, of the proposed Alterations Landlord will require Tenant to remove upon the expiration or earlier termination of the Lease, and provided Tenant has made such request, Landlord will notify Tenant which, if any, of the proposed Alterations must be removed upon the expiration or earlier termination of the Lease.

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12. Condition Precedent. Tenant acknowledges that the Expansion Premises is currently leased to another tenant, and Landlord is negotiating with such existing tenant to terminate its lease. Accordingly, Landlord’s entry into a final and binding lease termination agreement with the current tenant of the Expansion Premises shall be a condition precedent to the effectiveness of this Amendment.

13. Relocation. Section 24.24 (Relocation of Tenant) of the Original Lease shall not apply during the Extended Term, as the same may be extended pursuant to this Amendment.

14. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Related Entities for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

15. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder. Landlord represents, warrants and covenants that, to the best of Landlord’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

16. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

17. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

18. Confidentiality. Landlord agrees that it will not release non-public information received from Tenant regarding Tenant’s financial condition or Tenant’s ownership structure to third parties; provided that Landlord will be permitted to release such information in the following circumstances: (i) if required to comply with applicable Laws or in any judicial proceeding, (ii) to Landlord’s attorneys, accountants, brokers, lenders, other bona fide consultants and advisors, investors, potential purchasers or investors or (iii) to potential assignees or subtenants of this Lease.

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19. Exit Survey. Landlord will provide Tenant with a copy of the exit survey to be received by Landlord from the current tenant of the Expansion Premises after receipt of such exit survey by Landlord. Landlord’s delivery of such exit survey is not a warranty or guaranty with respect to the condition of the Expansion Premises, the absence or presence of hazardous materials, or of any information contained in such exit survey, and such survey is being provided at the request of Tenant as an accommodation only. Tenant will have no right to comment on or request changes to such exit survey or request that any additional work be performed in the Expansion Space as a result of any information contained in the exit survey, and Landlord’s sole obligation hereunder is to provide a copy of such exit survey to Tenant. Tenant agrees not to disclose the exit survey to any third party and to keep such exit survey strictly confidential. Tenant will indemnify, defend and hold Landlord harmless from and against any loss, claim, cause of action, damage or liability suffered or incurred by Landlord as a result of Tenant’s breach of the previous sentence.

20. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

21. Authority. Landlord and Tenant guarantee, warrant and represent that the individual or individuals signing this Amendment on behalf of their respective entities have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

22. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-COAST 9 LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT:

TROVAGENE, INC., a Delaware corporation

By:	/s/ Stephen Zaniboni
Name:	Stephen Zaniboni
Title:	CFO

Exhibit A

EXPANSION PREMISES

Exhibit B

TENANT WORK LETTER

This Work Letter (this “Work Letter”) is made and entered into as of the [__] day of June, 2015, by and between BMR-COAST 9 LP, a Delaware limited partnership (“Landlord”) and TROVAGENE, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of that certain Sixth Amendment to Standard Industrial Net Lease dated as of June [__], 2015, by and between Landlord and Tenant for the Premises located at 11055 Flintkote Avenue, San Diego, California. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease.

1. General Requirements.

1.1. Authorized Representatives.

(a) Landlord designates, as Landlord’s authorized representative (“Landlord’s Authorized Representative”), (i) Griffin Marquardt as the person authorized to initial plans, drawings, approvals and to sign change orders pursuant to this Work Letter and (ii) an officer of Landlord as the person authorized to sign any amendments to this Work Letter or the Amendment. Tenant shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by the appropriate Landlord’s Authorized Representative. Landlord may change either Landlord’s Authorized Representative upon one (1) business day’s prior written notice to Tenant.

(b) Tenant designates Keith McCormick (“Tenant’s Authorized Representative”) as the person authorized to initial and sign all plans, drawings, change orders and approvals pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by Tenant’s Authorized Representative. Tenant may change Tenant’s Authorized Representative upon one (1) business day’s prior written notice to Landlord.

1.2. Schedule. The schedule for design and development of the Tenant Improvements, including the time periods for preparation and review of construction documents, approvals and performance, shall be in accordance with a schedule to be prepared by Landlord (the “Schedule”). The Schedule shall be subject to adjustment as mutually agreed upon in writing by the parties, or as otherwise provided in this Work Letter.

1.3. Landlord’s Architects, Contractors and Consultants. The architect for the Tenant Improvements will be McFarlane Architects and the general contractor will be Rudolph and Sletten. All engineering consultants, design team, and subcontractors responsible for the construction of the Tenant Improvements shall be selected by Landlord; provided that Landlord will require the general contractor to bid all “Major Trades” (as defined below) to at least three (3) qualified subcontractors selected by the general contractor and approved by Landlord. A “Major Trade” shall be defined as the mechanical, electrical, plumbing and life safety subcontractors, as applicable.

2. Tenant Improvements. All Tenant Improvements shall be performed by Landlord’s contractor, at Tenant’s sole cost and expense (subject to Landlord’s obligations with respect to any portion of the TI Allowance used by Landlord in completing the Tenant Improvements) and in substantial accordance with the Approved Plans (as defined below), the Lease and this Work Letter. To the extent that the total projected cost of the Tenant Improvements (as projected by Landlord) exceeds the TI Allowance (such excess, the “Excess TI Costs”), Tenant shall pay the costs of the Tenant Improvements on a pari passu basis with Landlord as such costs become due, in the proportion of Excess TI Costs payable by Tenant to the TI Allowance payable by Landlord. In the event Tenant wishes to value engineer the Tenant Improvements prior to its approval of the budget for the Tenant Improvements, Tenant will be permitted to do so; provided that any delay caused by such value engineering shall be a Tenant delay and the date of Substantial Completion of the Tenant Improvements for purposes of calculating the Expansion Commencement Date will be deemed to be the date that Substantial Completion would have occurred absent such delay. If the cost of the Tenant Improvements (as projected by Landlord) increases over Landlord’s initial projection, then Landlord may notify Tenant and Tenant shall deposit any additional Excess TI Costs with Landlord in the same way that Tenant deposited the initial Excess TI Costs. If Tenant fails to pay, or is late in paying, any sum due to Landlord under this Work Letter, then Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including the right to interest and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same shall be considered Rent. All material and equipment furnished by Landlord or its contractors as the Tenant Improvements shall be new or “like new,” and the Tenant Improvements shall be performed in a first-class, workmanlike manner. Landlord will complete the final accounting for the Tenant Improvements promptly after Substantial Completion of same.

2.1. Work Plans. Landlord and Tenant have approved schematic plans for the Tenant Improvements, which are attached hereto as Schedule 1 (the “Approved Schematic Plans”).

2.2. Construction Plans. Landlord shall prepare final plans and specifications for the Tenant Improvements that (a) are consistent with and are logical evolutions of the Approved Schematic Plans and (b) incorporate any other Tenant-requested (and Landlord-approved) Changes (as defined below). As soon as such final plans and specifications (“Construction Plans”) are completed, Landlord shall deliver the same to Tenant for Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Such Construction Plans shall be approved or disapproved by Tenant within five (5) business days after delivery to Tenant. Tenant’s failure to respond within such five (5) business day period shall be deemed approval by Tenant. If the Construction Plans are disapproved by Tenant, then Tenant shall notify Landlord in writing of its reasonable objections to such Construction Plans, and the parties shall confer and negotiate in good faith to reach agreement on the Construction Plans. Promptly after the Construction Plans are approved by Landlord and Tenant, two (2) copies of such Construction Plans shall be initialed and dated by Landlord and Tenant, and Landlord shall promptly submit such Construction Plans to all appropriate Governmental Authorities for approval. The Construction Plans so approved, and all change orders specifically permitted by this Work Letter, are referred to herein as the “Approved Plans.”

2.3. Changes to the Tenant Improvements. Any changes to the Approved Plans (each, a “Change”) shall be requested and instituted in accordance with the provisions of this Article 2 and shall be subject to the written approval of the non-requesting party in accordance with this Work Letter.

(a) Change Request. Either Landlord or Tenant may request Changes after Tenant approves the Approved Plans by notifying the other party thereof in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any requested Changes, including (a) the Change, (b) the party required to perform the Change and (c) any modification of the Approved Plans and the Schedule, as applicable, necessitated by the Change. If the nature of a Change requires revisions to the Approved Plans, then the requesting party shall be solely responsible for the cost and expense of such revisions and any increases in the cost of the Tenant Improvements as a result of such Change. Change Requests shall be signed by the requesting party’s Authorized Representative.

(b) Approval of Changes. All Change Requests shall be subject to the other party’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The non-requesting party shall have five (5) business days after receipt of a Change Request to notify the requesting party in writing of the non-requesting party’s decision either to approve or object to the Change Request. The non-requesting party’s failure to respond within such five (5) business day period shall be deemed approval by the non-requesting party.

3. Requests for Consent. Except as otherwise provided in this Work Letter, Tenant shall respond to all requests for consents, approvals or directions made by Landlord pursuant to this Work Letter within five (5) business days following Tenant’s receipt of such request. Tenant’s failure to respond within such five (5) business day period shall be deemed approval by Tenant.

4. TI Allowance.

4.1. Application of TI Allowance. Landlord shall contribute the TI Allowance and any Excess TI Costs advanced by Tenant to Landlord toward the costs and expenses incurred in connection with the performance of the Tenant Improvements. If the entire TI Allowance is not applied toward or reserved for the costs of the Tenant Improvements, then Tenant shall not be entitled to a credit of such unused portion of the TI Allowance. If the entire Excess TI Costs advanced by Tenant to Landlord are not applied toward the costs of the Tenant Improvements, then Landlord shall promptly return such excess to Tenant following completion of the Tenant Improvements. Tenant may apply the TI Allowance for the payment of construction and other costs incurred in connection with the Tenant Improvements in accordance with the terms and provisions of the Amendment. All invoices for the Tenant Improvements will be submitted to and paid by Landlord (subject to Tenant’s obligation to fund the Excess TI Costs) in accordance with Landlord’s standard disbursement process.

4.2. Approval of Budget for the Tenant Improvements. Notwithstanding anything to the contrary set forth elsewhere in this Work Letter or the Lease, Landlord shall not have any obligation to commence construction of the Tenant Improvements until Landlord and Tenant shall have approved in writing the budget for the Tenant Improvements (the “Approved Budget”). Prior to Landlord’s approval of the Approved Budget, Landlord will pay the costs for preliminary design of the Tenant Improvements (which cost will be deducted from the TI Allowance), but Tenant shall pay all of the other costs and expenses incurred in connection with the Tenant Improvements as they become due. Tenant shall promptly reimburse Landlord for costs or expenses relating to the Tenant Improvements that exceed the amount of the TI Allowance.

4.3. Title 24 Allowance. In the event the City of San Diego requires that the Existing Premises or portions thereof be upgraded to comply with the requirements of Title 24 as a condition to the City’s issuance of a permit for the Tenant Improvements in the Expansion Premises, then Tenant shall have the option, exercisable by written notice to Landlord on or before the date of Substantial Completion of the Tenant Improvements, to receive an additional improvement allowance equal to the cost of such Title 24 upgrades in the Existing Premises, as determined by the general contractor as part of the Approved Budget, up to a maximum amount of One Hundred Four Thousand Four Hundred Thirty-Two Dollars ($104,432) (the “Title 24 Allowance”). If Tenant exercises such option, Minimum Monthly Rent payable by Tenant throughout the Extended Term shall be increased by an amount sufficient to fully amortize such Title 24 Allowance throughout the Extended Term, based upon equal monthly payments of principal and interest, with interest imputed on the outstanding principal balance at the rate of eight percent (8%) per annum and the parties shall promptly execute an amendment to the Lease in order to memorialize the amount of the Title 24 Allowance and such increase in the Minimum Monthly Rent.

5. Miscellaneous.

5.1. Incorporation of Lease Provisions. Sections 24.2 through 24.5, Sections 24.7 through 24.10, and Sections 24.14, 24.16, 24.20, 24.25 and 24.27 of the Existing Lease are incorporated into this Work Letter by reference, and shall apply to this Work Letter in the same way that they apply to the Lease.

5.2. Consent. Whenever consent or approval of either party is required, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth to the contrary.

5.3. General. Except as otherwise set forth in the Lease or this Work Letter, this Work Letter shall not apply to improvements performed in any portion of the Premises outside of the 11055 Building or any additional premises added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise; or to any portion of the Premises or any additions to the Premises in the event of a renewal or extension of the Term, whether by any options under the Lease or otherwise, unless the Lease or any amendment or supplement to the Lease expressly provides otherwise.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter to be effective on the date first above written.

LANDLORD:

BMR-COAST 9 LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT:

TROVAGENE, INC., a Delaware corporation

By:	/s/ Stephen Zaniboni
Name:	Stephen Zaniboni
Title:	CFO

SCHEDULE 1

APPROVED SCHEMATIC PLANS

[Attached]

Exhibit C

ACKNOWLEDGEMENT OF EXPANSION COMMENCEMENT DATE

THIS ACKNOWLEDGEMENT OF EXPANSION COMMENCEMENT DATE is entered into as of [______], 20[__], with reference to that certain Sixth Amendment to Standard Industrial Net Lease (the “Amendment”) dated as of [______], 20[__], by TROVAGENE, INC., a Delaware corporation (“Tenant”), in favor of BMR-COAST 9 LP, a Delaware limited partnership (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Amendment.

Tenant hereby confirms the following:

1. Tenant accepted possession of the Expansion Premises on [______], 20[__]. Tenant first occupied the Expansion Premises on [______], 20[__].

2. The Expansion Premises are in good order, condition and repair.

3. The Tenant Improvements are Substantially Complete.

4. All conditions of the Lease to be performed by Landlord as a condition to the full effectiveness of Tenant’s lease of the Expansion Premises have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Expansion Premises.

5. In accordance with the provisions of the Amendment, the Expansion Commencement Date is [______], 20[__].

6. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises.

7. Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against rent owed or to be owed by Tenant.

8. The obligation to pay rent for the Expansion Premises is presently in effect and all rent obligations on the part of Tenant under the Lease with respect to the Expansion Premises commenced to accrue on [______], 20[__], with Minimum Monthly Rent for the Expansion Premises payable on the dates and amounts set forth in the chart below (subject to increase as provide din the Amendment):

Dates	Rentable Square Footage	Minimum Monthly Rent Rate per Square Foot of Rentable Area	Minimum Monthly Rent
Month 1 – Month 12	9,541	$2.75	$26,237.75

9. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Expansion Premises or any portion thereof.

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IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Expansion Commencement Date as of the date first written above.

TENANT:

TROVAGENE, INC., a Delaware corporation

By:	/s/ Stephen Zaniboni
Name:	Stephen Zaniboni
Title:	CFO

SEVENTH AMENDMENT TO STANDARD INDUSTRIAL NET LEASE

THIS SEVENTH AMENDMENT TO STANDARD INDUSTRIAL NET LEASE (this “Amendment”) is entered into as of this 4th day of April, 2016 (the “Effective Date”), by and between BMR-COAST 9 LP, a Delaware limited partnership (“Landlord,” as successor-in-interest to JBC Sorrento West, LLC (“Original Landlord”)), and TROVAGENE, INC., a Delaware corporation (“Tenant,” as successor-by-merger to Xenomics, Inc. (“Original Tenant”)).

RECITALS

A. WHEREAS, Original Landlord and Original Tenant entered into that certain Standard Industrial Net Lease dated as of October 28, 2009 (“Original Lease”), as amended by that certain First Amendment to Standard Industrial Net Lease dated as of September 28, 2011, that certain Second Amendment to Standard Industrial Net Lease dated as of December 27, 2011, that certain Third Amendment to Standard Industrial Net Lease dated as of October 22, 2012; that certain Fourth Amendment to Standard Industrial Net Lease dated as of December 2, 2013, that certain Fifth Amendment to Standard Industrial Net Lease dated as of May 14, 2014 (“Fifth Amendment”) and that certain Sixth Amendment to Standard Industrial Net Lease dated as of June 11, 2015 (“Sixth Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 11055 Flintkote Avenue in San Diego, California (the “11055 Building”) and 11120 Roselle Street in San Diego, California (the “11120 Building”);

B. WHEREAS, Landlord and Tenant desire to expand the Existing Premises to include additional space in the 11120 Building; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. 11120A Expansion Premises. Commencing as of the 11120A Expansion Commencement Date (as defined below), Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, that certain space located in the 11120 Building and known as Suite A with a Rentable Square Footage of approximately three thousand five hundred one (3,501) square feet (as more particularly described on Exhibit A attached hereto, the “11120A Expansion Premises”). Tenant acknowledges that the 11120A Expansion Premises is currently leased to another tenant (the “Prior Tenant”) and such lease (the “Prior Tenant Lease”) is currently estimated to expire on November 20, 2016 (provided, however, that such date is only an estimate and is subject to change).

2.1. 11120A Expansion Commencement Date. Tenant shall lease the 11120A Expansion Premises effective as of the date (“11120A Expansion Commencement Date”) that is the earlier of (a) the date Tenant commences business operations in the 11120A Expansion Premises and (b) the date the work (the “Tenant Improvements”) to be performed by Landlord in the 11120A Expansion Premises, as described on Exhibit B attached hereto, is Substantially Complete (as defined below). Landlord shall use commercially reasonable efforts to tender possession of the 11120A Expansion Premises to Tenant on the date (the “Estimated 11120A Expansion Commencement Date”) that is the later of (m) thirty (30) days after the actual expiration date of the Prior Tenant Lease and (n) December 19, 2016 with the Tenant Improvements Substantially Complete. Tenant agrees that in the event such work is not Substantially Complete on or before the Estimated 11120A Expansion Commencement Date for any reason (including any holdover by the Prior Tenant of the 11120A Expansion Premises or failure of the Prior Tenant to surrender the 11120A Expansion Premises in accordance with the terms of Prior Tenant’s lease with Landlord), then (y) this Amendment shall not be void or voidable and (z) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. The term “Substantially Complete” or “Substantial Completion” means that the Tenant Improvements are substantially complete in accordance with Exhibit B attached hereto, except for minor punch list items. Notwithstanding anything in this Amendment (including Exhibit B) to the contrary, Landlord’s obligation to timely achieve Substantial Completion shall be subject to extension on a day-for-day basis as a result of Force Majeure (as defined in the Lease). If possession or Substantial Completion is delayed by any action or inaction of Tenant or Tenant’s employees, agents or contractors (“Tenant Delay”), the 11120A Expansion Commencement Date shall be the date that the 11120A Expansion Commencement Date would have occurred absent such Tenant Delay; provided, however, that any Tenant Delay shall not accrue unless Landlord has provided Tenant notice of such Tenant Delay and Tenant does not cure such Tenant Delay to Landlord’s reasonable satisfaction within two (2) business days after Landlord delivers such notice. Tenant shall execute and deliver to Landlord written acknowledgment of the actual 11120A Expansion Commencement Date within ten (10) business days after Tenant takes occupancy of the 11120A Expansion Premises, in the form attached as Exhibit C hereto (the “Acknowledgement”). Failure to execute and deliver the Acknowledgment, however, shall not affect the 11120A Expansion Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or similar governmental licensing required for the Permitted Use shall not extend the 11120A Expansion Commencement Date. Effective as of the 11120A Expansion Commencement Date, all references to the “Premises” as used in the Lease shall mean and refer to the Existing Premises as expanded by the 11120A Expansion Premises.

2.2. Condition of 11120A Expansion Premises. Tenant acknowledges that, except as specifically set forth in this Section, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the 11120A Expansion Premises, the 11120 Building or the Project, or with respect to the suitability of the 11120A Expansion Premises, the Building or the Project for the conduct of Tenant’s business. Tenant acknowledges that (a) it is fully familiar with the condition of the 11120A Expansion Premises and, notwithstanding anything contained in this Amendment to the contrary (but without limiting the 11120A

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Representation and Warranty (as defined below)), agrees to accept the same in its condition “as is” as of the 11120A Expansion Commencement Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the 11120A Expansion Premises for Tenant’s occupancy or to pay for any improvements to the 11120A Expansion Premises, except with respect to the Tenant Improvements (as defined below). The 11120A Expansion Premises have not undergone inspection by a Certified Access Specialist. Tenant’s taking possession of the 11120A Expansion Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the 11120A Expansion Premises and the 11120 Building were at such time in good, sanitary and satisfactory condition and repair. Notwithstanding anything to the contrary (but subject to the last grammatical sentence of this Section 2.2), Landlord hereby represents and warrants that, as of the 11120A Expansion Commencement Date, (a) the base building life-safety, plumbing, electrical and heating, ventilating and air conditioning systems serving the 11120A Expansion Premises shall be in good working order, condition and repair and (b) the parking areas serving the 11120A Expansion Premises will be in compliance with all applicable laws, codes and ordinances (including, the Americans with Disabilities Act) (the “11120A Representation and Warranty”); provided, however, that Tenant’s sole and exclusive remedy for a breach of the 11120A Representation and Warranty shall be to deliver notice to Landlord (the “11120A Repair Notice”) on or before the date that is sixty (60) days after the 11120A Expansion Commencement Date (such date, the “11120A Warranty Date”) detailing the nature of such breach. In the event that Landlord receives an 11120A Repair Notice on or before the 11120A Warranty Date, Landlord shall, at Landlord’s expense, promptly make any repairs reasonably necessary to correct the breach described in the 11120A Repair Notice (but only to the extent that Landlord reasonably determines that the breach described in the 11120A Repair Notice constitutes an actual breach of the 11120A Representation and Warranty). The 11120A Representation and Warranty shall expire on, and be of no further force or effect after, the 11120A Warranty Date and Landlord shall not have any further obligations or liabilities in connection with the 11120A Representation and Warranty (except with respect to any actual breaches identified in a 11120A Repair Notice delivered by Tenant to Landlord on or before the 11120A Warranty Date).

2.3. Tenant Improvements. Landlord shall, at Landlord’s cost, cause the Tenant Improvements to be constructed in the 11120A Expansion Premises pursuant to Exhibit B attached hereto. Tenant understands and agrees that in order to construct the Tenant Improvements, certain work must be performed within the 11120 Premises (as defined in the Fifth Amendment) during the Lease Term with respect to the 11120 Premises and during Tenant’s occupancy of the 11120 Premises for the Permitted Use, and therefore, significant cooperation of, and coordination with, Tenant will be required and Tenant shall reasonably cooperate with Landlord, as requested by Landlord, during the construction of the Tenant Improvements. Tenant shall permit Landlord and its employees, contractors and representatives to enter the 11120 Premises at any time (including during business hours) for the purpose of constructing the Tenant Improvements. Tenant shall be solely responsible for the protection and security of its property. In no event shall Landlord’s construction of the Tenant Improvements (or any work performed by Landlord in connection therewith) (a) cause Tenant’s rent to abate under the Lease, (b) give rise to any claim by Tenant for damages or (c) constitute a forcible or unlawful entry, a detainer or an eviction of Tenant.

2.4. Early Access. In Landlord’s reasonable discretion during the fifteen (15) day period immediately prior to the 11120A Expansion Commencement Date, Landlord may permit Tenant to enter upon the 11120A Expansion Premises for the purpose of installing equipment, cabling,

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trade fixtures or the placement of personal property so long as such entry does not interfere with the completion of the Tenant Improvements; provided that, Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the Lease are in effect with respect to the 11120A Expansion Premises, and such entry shall be subject to all the terms and conditions of the Lease; and provided, further, that if the 11120A Expansion Commencement Date is delayed due to such early access, then the 11120A Expansion Commencement Date shall be the date that the 11120A Expansion Commencement Date would have occurred but for such delay.

2.5. Tenant’s Pro Rata Share. Notwithstanding anything to the contrary in the Lease, commencing as of the 11120A Expansion Commencement Date, the chart in Section 2.5 of the Sixth Amendment is hereby deleted in its entirety and replaced with the following chart:

Definition or Provision	Means the Following (As of the 11120A Expansion Commencement Date)

Approximate Rentable Area of Existing Premises in 11055 Building	17,844 square feet

Approximate Rentable Area of Existing Premises in 11120 Building	4,751 square feet

Approximate Rentable Area of 11120A Expansion Premises in 11120 Building	3,501 square feet

Approximate Rentable Area of 11055 Building	20,563 square feet

Approximate Rentable Area of 11120 Building	10,140 square feet

Approximate Rentable Area of Project	162,074 square feet

Tenant’s Pro Rata Share of 11055 Building	86.78%

Tenant’s Pro Rata Share of 11120 Building	81.38%

Tenant’s Pro Rata Share of Project	16.10%

*For purposes of clarity, the term “Project” as used in the Lease shall have the same meaning as Center.

2.6. Minimum Monthly Rent. Commencing as of the 11120A Expansion Commencement Date (in addition to all other Rent for the Existing Premises), Tenant will pay Minimum Monthly Rent for the 11120A Expansion Premises in accordance with the following chart (and subject to increases pursuant to Section 2.7 below):

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11120A Expansion Premises:

Dates (as of the 11120A Expansion Commencement Date)	Rentable Square Footage	Minimum Monthly Rent Rate per Square Foot of Rentable Area	Minimum Monthly Rent
Month 1 – Month 12	3,501	$2.37	$8,297.37	*

* Note: Subject to any 11120A Expansion Premises Minimum Monthly Rent Abatement as set forth in Section 2.8.

2.7. Minimum Monthly Rent Adjustments. Notwithstanding anything to the contrary in the Lease, Minimum Monthly Rent for the 11120A Expansion Premises shall be subject to an annual upward adjustment of three percent (3%) of the then-current Minimum Monthly Rent for the 11120A Expansion Premises. The first such adjustment shall become effective commencing on the first (1st) annual anniversary of the 11120A Expansion Commencement Date, and subsequent adjustments shall become effective on every successive annual anniversary throughout the Lease Term.

2.8. 11120A Expansion Premises Minimum Monthly Rent Abatement. Provided that Tenant is not then in default of the Lease (beyond any applicable cure period), then during the second (2nd), third (3rd) and fourth (4th) months of the 11120A Expansion Premises Term (the “11120A Expansion Premises Minimum Monthly Rent Abatement Period”), Tenant shall not be obligated to pay any Minimum Monthly Rent otherwise attributable to the 11120A Expansion Premises (the “11120A Expansion Premises Minimum Monthly Rent Abatement”). Tenant acknowledges and agrees that the 11120A Expansion Premises Minimum Monthly Rent Abatement has been granted to Tenant as additional consideration for entering into this Amendment, and for agreeing to pay the rent and performing the terms and conditions otherwise required under the Lease. If Tenant shall be in default under the Lease, and shall fail to cure such default within the notice and cure period, if any, permitted for cure pursuant to terms and conditions of the Lease, or if the Lease is terminated for any reason other than Landlord’s breach of the Lease, then Tenant’s right to receive the 11120A Expansion Premises Minimum Monthly Rent Abatement for the 11120A Expansion Premises Minimum Monthly Rent Abatement Period shall automatically terminate as of the date of such default and Tenant shall immediately be obligated to begin paying Minimum Monthly Rent for the 11120A Expansion Premises in full. The 11120A Expansion Premises Minimum Monthly Rent Abatement shall be personal to the original Tenant and shall only apply to the extent that the original Tenant (and not any assignee, or any sublessee or other transferee of the original Tenant’s interest in this Lease) is the Tenant under this Lease during the 11120A Expansion Premises Minimum Monthly Rent Abatement Period. Nothing in this Section shall work to abate or reduce Tenant’s obligations under the Lease with respect to Additional Rent including (without limitation) Tenant’s obligations with respect to Tenant’s Share of Operating Costs.

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2.9. Additional Rent. In addition to Minimum Monthly Rent, from and after the 11120A Expansion Commencement Date, Tenant shall pay to Landlord, Additional Rent (as defined in the Lease) with respect to the 11120A Expansion Premises and all other amounts that Tenant assumes or agrees to pay under the provisions of the Lease with respect to the 11120A Expansion Premises that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of the Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.

2.10. Permitted Use. Notwithstanding anything to the contrary in the Lease, Tenant shall be permitted to use the 11120A Expansion Premises only for office use (and for no other purposes) in conformity with all Applicable Laws (as defined in the Fifth Amendment).

3. 11120A Expansion Premises Term. The Lease Term with respect to the 11120A Expansion Premises shall commence on the 11120A Expansion Commencement Date, and shall expire concurrently with the Existing Premises on the New Expiration Date (as defined in the Sixth Amendment), subject to earlier termination of the Lease as provided therein. The period from the current 11120A Expansion Commencement Date through the New Expiration Date shall be referred to as the “11120A Expansion Premises Term.”

4. Parking. Commencing on the 11120A Expansion Commencement Date and continuing through the remainder of the Lease Term with respect to the 11120A Expansion Premises, Tenant shall have the non-exclusive right, in common with others, to use a total of approximately 2.85 unreserved parking spaces for every 1,000 square feet of Rentable Area in the 11120A Expansion Premises (i.e., ten (10) unreserved spaces) for use in the parking facility serving the Project. Tenant’s rental and use of such additional parking spaces shall be in accordance with, and subject to, all provisions of Section 11.6 of the Lease.

5. Security Deposit.

5.1. Effective retroactively as of the Effective Date (as defined in the Sixth Amendment), the second (2nd) sentence of Section 5 of the Sixth Amendment is hereby deleted in its entirety and replaced with the following:

“From and after the delivery of the Expansion Security Deposit Amount, the required Security Deposit under the Lease shall be increased to a total of Seventy Thousand Seven Hundred Forty-Five and 95/100 Dollars ($70,745.95).”

5.2. On the date of Tenant’s execution and delivery of this Amendment, Tenant shall deposit with Landlord an amount equal to Eight Thousand Two Hundred Ninety-Seven and 37/100 Dollars ($8,297.37) as an increase to the required Security Deposit under the Lease (“11120A Expansion Security Deposit Amount”). From and after the delivery of the 11120A Expansion Security Deposit Amount, the required Security Deposit under the Lease shall be increased to a total of Seventy-Nine Thousand Forty-Three and 32/100 Dollars ($79,043.32).

6. Relocation. Section 24.24 of the Existing Lease is hereby deleted in its entirety and shall be of no further force or effect.

7. Option to Extend. The Option to Extend set forth in Section 4 of the Fifth Amendment, as modified by Section 9 of the Sixth Amendment, will continue to apply.

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8. Right of First Refusal.

8.1. The 11055 ROFR set forth in Section 8 of the Sixth Amendment will continue to apply.

8.2. Section 3 of the Fifth Amendment is hereby deleted in its entirety and shall be of no further force or effect.

9. Broker.

9.1. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord’s Related Entities for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

9.2. Landlord represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Jones Lang LaSalle Brokerage, Inc., and agrees to reimburse, indemnify, save, defend and hold harmless Tenant for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

10. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder. Landlord represents, warrants and covenants that, to the best of Landlord’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

11. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Trovagene, Inc.

11055 Flintkote Avenue, Suite B

San Diego, California 92121

Attn: Beth Anderson

12. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

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13. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

14. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

15. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed. Landlord guarantees, warrants and represents that the individual signing this Amendment has the power, authority and legal capacity to sign this Amendment on behalf of and to bind Landlord.

16. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-COAST 9 LP, a Delaware limited partnership

By:	/s/ Marie Lewis
Name:	Marie Lewis
Title:	VP, Real Estate Legal_

TENANT:

TROVAGENE, INC., a Delaware corporation

By:	/s/ Stephen Zaniboni
Name:	Stephen Zaniboni
Title:	CFO

EXHIBIT A

11120A EXPANSION PREMISES

EXHIBIT B

TENANT IMPROVEMENTS

•	Paint the interior walls of the 11120A Expansion Premises

•	Replace carpet within the 11120A Expansion Premises

•

Subject to availability, Landlord will endeavor to replace such carpet within the 11120A Expansion Premises with carpet of a substantially similar style as the currently existing (as of the Effective Date) carpet within the existing 11120 Premises

•	Create an opening with a ceiling header in that certain demising wall as shown on the drawing attached as Schedule 1 hereto

SCHEDULE 1

DEMISING WALL LOCATION

EXHIBIT C

ACKNOWLEDGEMENT OF 11120A EXPANSION COMMENCEMENT DATE

THIS ACKNOWLEDGEMENT OF 11120A EXPANSION COMMENCEMENT DATE is entered into as of [_______], 20 [__], with reference to that certain Seventh Amendment to Standard Industrial Net Lease (the “Amendment”) dated as of [_______], 20[__], by TROVAGENE, INC., a Delaware corporation (“Tenant”), in favor of BMR-COAST 9 LP, a Delaware limited partnership (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Amendment.

Tenant hereby confirms the following:

1. Tenant accepted possession of the 11120A Expansion Premises on [_______], 20[__]. Tenant first occupied the 11120A Expansion Premises on [_______], 20[__].

2. The 11120A Expansion Premises are in good order, condition and repair.

3. The Tenant Improvements are Substantially Complete.

4. All conditions of the Lease to be performed by Landlord as a condition to the full effectiveness of Tenant’s lease of the 11120A Expansion Premises have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the 11120A Expansion Premises.

5. In accordance with the provisions of the Amendment, the 11120A Expansion Commencement Date is [_______], 20[__].

6. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises.

7. Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against rent owed or to be owed by Tenant.

8. The obligation to pay rent for the 11120A Expansion Premises is presently in effect and all rent obligations on the part of Tenant under the Lease with respect to the 11120A Expansion Premises commenced to accrue on [_______], 20[__], with Minimum Monthly Rent for the 11120A Expansion Premises payable on the dates and amounts set forth in the chart below (subject to increase as provided in the Amendment):

Dates	Rentable Square Footage	Minimum Monthly Rent Rate per Square Foot of Rentable Area	Minimum Monthly Rent
Month 1 – Month 12	3,501	$2.37	$8,297.37

9. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the 11120A Expansion Premises or any portion thereof.

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IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of 11120A Expansion Commencement Date as of the date first written above.

TENANT:

TROVAGENE, INC., a Delaware corporation

By:
Name:
Title:

EIGHTH AMENDMENT TO STANDARD INDUSTRIAL NET LEASE

THIS EIGHTH AMENDMENT TO STANDARD INDUSTRIAL NET LEASE (this “Amendment”) is entered into as of this 2nd day of December, 2016, by and between BMR-COAST 9 LP, a Delaware limited partnership (“Landlord,” as successor-in-interest to JBC Sorrento West, LLC (“Original Landlord”)), and TROVAGENE, INC., a Delaware corporation (“Tenant,” as successor-by-merger to Xenomics, Inc. (“Original Tenant”)).

RECITALS

A. WHEREAS, Original Landlord and Original Tenant entered into that certain Standard Industrial Net Lease dated as of October 28, 2009 (“Original Lease”), as amended by that certain First Amendment to Standard Industrial Net Lease dated as of September 28, 2011, that certain Second Amendment to Standard Industrial Net Lease dated as of December 27, 2011, that certain Third Amendment to Standard Industrial Net Lease dated as of October 22, 2012; that certain Fourth Amendment to Standard Industrial Net Lease dated as of December 2, 2013, that certain Fifth Amendment to Standard Industrial Net Lease dated as of May 14, 2014 (“Fifth Amendment”), that certain Sixth Amendment to Standard Industrial Net Lease dated as of June 11, 2015 (“Sixth Amendment”) and that certain Seventh Amendment to Standard Industrial Net Lease dated as of April 4, 2016 (the “Seventh Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 11055 Flintkote Avenue in San Diego, California (the “11055 Building”) and 11120 Roselle Street in San Diego, California (the “11120 Building”);

B. WHEREAS, Landlord and Tenant desire to modify the scope of the Tenant Improvements required to be performed in connection with the 11120A Expansion Premises; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. 11120A Expansion Premises Tenant Improvements. Exhibit B attached to the Seventh Amendment is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

3. Additional Work. At any time prior to the first annual anniversary of the 11120A Expansion Commencement Date (such time period, the “Additional Work Notice Period”), and provided Tenant is not then in default under the Lease beyond any applicable notice and cure periods, Tenant may request (by providing written notice to Landlord (such notice, the “Additional Work Notice”)) that Landlord perform that certain work as described on Exhibit C attached hereto (the “Additional Work”). In the event Tenant properly provides the Additional Work Notice in accordance with the immediately preceding sentence, Landlord shall commence planning and performing the Additional Work and diligently pursue such Additional Work to completion. Tenant understands and agrees that in order to perform the Additional Work, certain work must be performed within the Premises during Tenant’s occupancy of the Premises for the Permitted Use, and therefore, significant cooperation of, and coordination with, Tenant will be required and Tenant shall cooperate with Landlord, as requested by Landlord, during the performance of the Additional Work. Tenant, upon request from Landlord, shall permit Landlord and its employees, contractors and representatives to enter the Premises at any time (including during business hours) for the purpose of performing the Additional Work, and Tenant shall indemnify Landlord for additional costs incurred by Landlord in the event Tenant breaches such obligation. Tenant shall, at its sole cost and expense, be responsible for, and assumes all risk of, moving and/or protecting any of Tenant’s property within the Premises in connection with the performance of the Additional Work, and Landlord shall not be liable for, and Tenant assumes all risk of, injury, loss or damage, including death, from any and all known and unknown causes arising from, or in connection with, the Additional Work, including any loss or damage to personal property or scientific research, including loss of records kept by Tenant or any subtenant of Tenant within the Premises (in each case, regardless of whether such damages are foreseeable). In no event shall Landlord’s construction of the Additional Work (a) cause Tenant’s rent to abate under the Lease, (b) give rise to any claim by Tenant or any subtenant of Tenant for damages or (c) constitute a forcible or unlawful entry, a detainer or an eviction of Tenant. Notwithstanding anything to the contrary herein, in the event Landlord does not receive the Additional Work Notice from Tenant prior to the expiration of the Additional Work Notice Period, Tenant shall have no further right to give an Additional Work Notice and Landlord shall have no further obligation to perform the Additional Work.

4. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord’s Related Entities for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

5. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

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6. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Trovagene, Inc.

11055 Flintkote Avenue, Suite B

San Diego, California 92121

Attn: Beth Anderson.

7. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

8. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

9. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

10. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

11. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-COAST 9 LP, a Delaware limited partnership

By:	/s/ Marie Lewis
Name:	Marie Lewis
Title:	Vice President, Legal

TENANT:

TROVAGENE, INC., a Delaware corporation

By:	/s/ Elizabeth Anderson
Name:	Elizabeth Anderson
Title:	VP Finance & Administration

EXHIBIT A

INTENTIONALLY OMITTED

EXHIBIT C

ADDITIONAL WORK

•	Create an opening with a ceiling header in that certain demising wall as shown on the drawing attached as Schedule 1 hereto

SCHEDULE 1

DEMISING WALL LOCATION

EXHIBIT B

DEPICTION OF 11120A SUBLEASE PREMISES

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